UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05498)

Exact name of registrant as specified in charter:	Putnam Master Intermediate Income Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2022

Date of reporting period:	October 1, 2021 – March 31, 2022

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

Putnam Master Intermediate Income Trust

Semiannual report
3 | 31 | 22

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
PIM

Putnam
Master Intermediate
Income Trust

Semiannual report
3 | 31 | 22

Message from the Trustees

May 19, 2022

Dear Fellow Shareholder:

Financial markets have been bumpy in recent months. Investors are weighing the risks of higher inflation, interest-rate increases by the Federal Reserve, and the global impact of Russia’s attack on Ukraine. Regional surges in Covid-19 infections are also complicating global trade.

In times like these, it’s worth remembering the benefits of staying focused on your long-term financial goals. At Putnam, professional, active investors are working for you. They are monitoring risks while looking for strong potential investments for your fund. Learn more in the interview with your fund manager(s) in the following pages.

Thank you for investing with Putnam.

When Putnam Master Intermediate Income Trust was launched in 1988, its three-pronged focus on U.S. investment-grade bonds, high-yield corporate bonds, and non-U.S. bonds was considered innovative.

In the more than 30 years since then, the fixed income landscape has undergone a dramatic transformation, but the spirit of ingenuity that helped launch the fund is still with it today.

A veteran portfolio management team

The fund’s managers strive to build a well-diversified portfolio that carefully balances risk and return, targeting opportunities in interest rates, credit, mortgages, and currencies from across the full spectrum of the global bond markets.

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Allocations are shown as a percentage of the fund’s net assets as of 3/31/22. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding.

Allocations may not total 100% because the charts include the notional value of certain derivatives (the economic value for purposes of calculating periodic payment obligations), in addition to the market value of securities. Holdings and allocations may vary over time.

Master Intermediate Income Trust 3

Data are historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and net asset value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart are at NAV. See below and pages 11–12 for additional performance information, including fund returns at market price. Index and Lipper results should be compared with fund performance at NAV.

Returns for periods of less than one year are not annualized.

Lipper peer group average is provided by Lipper, a Refinitiv company.

* The fund’s benchmark, the ICE BofA U.S. Treasury Bill Index, was introduced on 6/30/92, which post-dates the inception of the fund.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 3/31/22. See above and pages 11–12 for additional fund performance information. Index descriptions can be found on pages 14–15.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

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Mike, what was the fund’s investment environment like during the six months ended March 31, 2022?

After posting relatively subdued returns during the first half of the period, fixed income markets became volatile during the second half. Hawkish policy pivots from the U.S. Federal Reserve and the European Central Bank in the face of rapidly rising inflation, combined with Russia’s invasion of Ukraine, fueled a flight from risk.

Within this environment, credit spreads widened and interest rates rose. [Spreads are the yield advantage credit-sensitive bonds offer over comparable-maturity U.S. Treasuries. Bond prices rise as yield spreads tighten and decline as spreads widen.] The yield on the benchmark 10-year U.S. Treasury rose from 1.48% on October 1, 2021, to 2.32% on March 31, 2022. In anticipation of Fed policy changes, short-term yields rose even more, causing the yield curve to flatten materially.

On March 16, the Fed approved a 0.25% interest-rate hike, its first increase since December 2018. Fed Chair Jerome Powell signaled an aggressive approach going forward, indicating that additional hikes could occur

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Credit qualities are shown as a percentage of the fund’s net assets as of 3/31/22. A bond rated BBB or higher (A-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. To-be-announced (TBA) mortgage commitments, if any, are included based on their issuer ratings. Ratings may vary over time.

Cash, derivative instruments, and net other assets are shown in the not-rated category. Payables and receivables for TBA mortgage commitments are included in the not-rated category and may result in negative weights. The fund itself has not been rated by an independent rating agency.

at each of the remaining six policy meetings in 2022.

Which holdings and strategies hampered the fund’s performance?

First off, I think it’s important to highlight that the fund continued to invest outside the constraints of traditional fixed income benchmarks, seeking what we view as the best investment opportunities based on risk rather than asset class. These risks include interest rate, credit, prepayment, and liquidity. During the period, the fund underperformed its T-bill benchmark, but its emphasis on diversification helped it outpace the broad investment-grade fixed income market, as measured by the Bloomberg U.S. Aggregate Bond Index.

In terms of specific strategies, our interest-rate and yield curve strategy was the primary detractor this period. The portfolio was positioned to benefit if inflation declined and real interest rates rose. [Real interest rates adjust for the effects of inflation by subtracting the actual or expected rate of inflation from nominal interest rates.] Rising inflation hurt our strategy, but the portfolio benefited from an increase in real interest rates during the first quarter of 2022. This benefit partially offset the negative outcome of our broader term structure strategy.

Strategies targeting prepayment risk also proved negative overall. Yield spreads on our agency interest-only [IO] and inverse IO collateralized mortgage obligations [CMOs] widened during the fourth quarter of 2021 due to broader market volatility. Our mortgage basis positioning helped offset some of this performance drag. This strategy received a boost early in 2022, following the release of the minutes from the Fed’s December 2021 policy meeting. The minutes indicated the central bank might sell its holdings of government agency mortgage-backed securities [MBS] more rapidly than investors originally anticipated, which could cause MBS yields to rise more quickly. By

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way of explanation, our mortgage basis strategy seeks to capitalize on the difference between longer-term U.S. Treasury yields and the interest rates on 30-year home mortgages.

Elsewhere, our active currency strategy was a further detractor, primarily because our long exposure to the Japanese yen weakened significantly versus the U.S. dollar during March.

Holdings of emerging market [EM] debt also worked against performance. The turmoil resulting from Russia’s invasion of Ukraine hit EM bonds particularly hard in February. EM debt rebounded a bit in March but not enough to fully offset earlier weakness.

What about contributors?

Mortgage credit holdings added considerable value this period, led by an allocation to commercial mortgage-backed securities [CMBS]. Our investments consisted of cash bonds along with synthetic exposure via CMBX. CMBX is a group of tradeable indexes that each reference a basket of 25 CMBS issued in a particular year. Despite broader market volatility, the continued reopening of the economy and the success of vaccines helped many types of property recover, which, in turn, boosted our CMBS positions.

How did you use derivatives during the period?

We used credit default swaps to gain exposure to CMBS via CMBX, and also to hedge the fund’s credit and market risks. We used bond futures and interest-rate swaps to take tactical positions at various points along the yield curve, and to hedge the risk associated with the fund’s curve positioning. We also employed interest-rate swaps to gain exposure to rates in various countries. We utilized options to hedge the fund’s interest-rate risk, to isolate the prepayment risk associated with our holdings of CMOs, and to help manage overall downside

This table shows the fund’s top holdings across three key sectors and the percentage of the fund’s net assets that each represented as of 3/31/22. Short-term investments, to-be-announced (TBA) commitments, and derivatives, if any, are excluded. Holdings may vary over time.

Master Intermediate Income Trust 7

risk. We used total return swaps as a hedging tool and to help manage the portfolio’s sector exposure, as well as its inflation risk. Lastly, we used currency forward contracts to hedge the foreign exchange risk associated with non-U.S. bonds and to efficiently gain exposure to foreign currencies.

What are your current views on the major sectors in which the fund invests?

Overall, we have a cautiously optimistic outlook but recognize that geopolitical tensions and monetary policy decisions will likely continue to influence fixed income markets.

Looking first at high-yield corporate credit, our view is moderately constructive. We have a positive outlook for high-yield market fundamentals and the overall supply-and-demand backdrop. That said, we anticipate continued bouts of volatility given the conflict in Ukraine, the pace of Fed rate hikes, and potentially negative effects on energy supplies from sanctions on Russia. Our view on valuations is more neutral, given the relative tightness of yield spreads in the market as of March 31. Spreads widened during the period but remain tight by historical standards.

We believe the fundamental environment will continue to improve in the CMBS market as workers return to offices, consumer traffic increases at retailers, and hotels welcome back business and leisure travelers. Our emphasis on investment opportunities in the U.S. helps to minimize the impact of geopolitical risk on the fund’s portfolio, in our view. Moreover, with real assets serving as collateral, along with the potential for rent adjustments, CMBS have historically performed well during periods of rising inflation. Consistent with risk markets generally, CMBS spreads widened during the quarter. The increased liquidity premium enhanced the appeal of select market segments.

This chart shows how the fund’s security type weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding.

Allocations may not total 100% because the chart includes the notional value of certain derivatives (the economic value for purposes of calculating periodic payment obligations), in addition to the market value of securities. Holdings and allocations may vary over time.

8 Master Intermediate Income Trust

Within residential mortgage credit, we believe continued high demand and low inventory of available homes is likely to push prices even higher. Given that home prices have already risen substantially and mortgage rates have moved up, we are aware that affordability has become a constraint for many prospective buyers. Consequently, we think the pace of home price appreciation is likely to moderate during 2022. Wider spreads have created better value among mid-tier and lower-rated securities. As a result, we are finding attractive investment opportunities in that area of the market, as well as among higher-rated securities.

We believe the Fed’s shift toward tighter monetary policy may cause it to accelerate sales of MBS that it currently holds. A faster pace of MBS tapering may reduce home price inflation, helping to boost the Fed’s inflation-fighting mandate. Against this backdrop, we believe many prepayment-sensitive securities may offer attractive risk-adjusted returns from current price levels and may offer meaningful upside potential if mortgage prepayment speeds slow. We think the fund’s prepayment-related strategies provide an important source of diversification in the portfolio. In our view, prepayment strategies could benefit from an economic slowdown, a shift to supportive fiscal policies, or a sustained increase in mortgage rates.

Thanks for your time and for bringing us up to date, Mike.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

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The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

Of special interest

The fund had minimal exposure to securities in Russia at the end of the period. Holdings in Russian securities generally experienced sharp declines in value in late February and in March 2022 and have been subject to liquidity and settlement constraints, as well as, in certain cases, U.S. and other governmental sanctions. We are closely monitoring governmental actions, including the issuance of sanctions, and related market developments.

HOW CLOSED-END FUNDS DIFFER FROM OPEN-END FUNDS

Closed-end funds and open-end funds share many common characteristics but also have some key differences that you should understand as you consider your portfolio strategies.

More assets at work Open-end funds are subject to ongoing sales and redemptions that can generate transaction costs for long-term shareholders. Closed-end funds, however, are typically fixed pools of capital that do not need to hold cash in connection with sales and redemptions, allowing the funds to keep more assets actively invested.

Traded like stocks Closed-end fund shares are traded on stock exchanges and, as a result, their prices fluctuate because of the influence of several factors.

They have a market price Like an open-end fund, a closed-end fund has a per-share net asset value (NAV). However, closed-end funds also have a “market price” for their shares —which is how much you pay when you buy shares of the fund, and how much you receive when you sell them.

When looking at a closed-end fund’s performance, you will usually see that the NAV and the market price differ. The market price can be influenced by several factors that cause it to vary from the NAV, including fund distributions, changes in supply and demand for the fund’s shares, changing market conditions, and investor perceptions of the fund or its investment manager. A fund’s performance at market price typically differs from its results at NAV.

10 Master Intermediate Income Trust

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended March 31, 2022, the end of the first half of its current fiscal year. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares.

Annualized fund performance Total return for periods ended 3/31/22

	Life of
	fund (since
	4/29/88)	10 years	5 years	3 years	1 year	6 months
Net asset value	5.53%	2.88%	1.40%	–0.32%	–8.35%	–2.66%
Market price	5.58	3.15	1.66	–0.53	–11.46	–8.93

Returns for periods of less than one year are not annualized.

Performance assumes reinvestment of distributions and does not account for taxes.

Performance includes the deduction of management fees and administrative expenses.

Comparative annualized index returns For periods ended 3/31/22

	Life of
	fund (since
	4/29/88)	10 years	5 years	3 years	1 year	6 months
ICE BofA U.S. Treasury
Bill Index*	—	0.65%	1.14%	0.82%	0.00%	–0.02%
Bloomberg Government/
Credit Bond Index	5.82%	2.45	2.44	2.12	–3.85	–6.16
FTSE Non-U.S. World
Government Bond Index	4.54	–0.37	0.77	–1.21	–10.36	–8.96
JPMorgan Global High
Yield Index†	—	5.68	4.46	4.17	–1.03	–4.19
Lipper Closed-end
General Bond Funds
category average‡	7.63	6.28	5.30	4.64	3.04	–1.77

Index and Lipper results should be compared to fund performance at net asset value. Lipper calculates performance differently than the closed-end funds it ranks, due to varying methods for determining a fund’s monthly reinvestment net asset value.

Returns for periods of less than one year are not annualized.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

Lipper peer group average is provided by Lipper, a Refinitiv company.

* The fund’s benchmark, the ICE BofA U.S. Treasury Bill Index, was introduced on 6/30/92, which post-dates the inception of the fund.

† The JPMorgan Global High Yield Index was introduced on 12/31/93, which post-dates the inception of the fund.

‡ Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 3/31/22, there were 70, 64, 48, 30, 21, and 5 funds, respectively, in this Lipper category.

Master Intermediate Income Trust 11

Fund price and distribution information For the six-month period ended 3/31/22

Distributions
Number	6
Income	$0.132
Capital gains	—
Total	$0.132
Share value	NAV	Market price
9/30/21	$4.08	$4.07
3/31/22	3.84	3.58
Current rate (end of period)	NAV	Market price
Current dividend rate	6.88%	7.37%

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by NAV or market price at end of period.

12 Master Intermediate Income Trust

Consider these risks before investing

Emerging market securities carry illiquidity and volatility risks. Lower-rated bonds may offer higher yields in return for more risk. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments).

Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions or geopolitical events or changes, and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. The fund’s investments in mortgage-backed securities and asset-backed securities, and in certain other securities and derivatives, may be or become illiquid. The fund’s concentration in an industry group comprising privately issued residential and commercial mortgage-backed securities and mortgage-backed securities issued or guaranteed by the U.S. government or its agencies or instrumentalities may make the fund’s net asset value more susceptible to economic, market, political, and other developments affecting the housing or real estate markets and the servicing of mortgage loans secured by real estate properties. The fund currently has significant investment exposure to commercial mortgage-backed securities, which, during periods of difficult economic conditions, may experience an increase in delinquencies and losses as a result of the effects of those conditions on commercial real estate markets, the ability of commercial tenants to make loan payments, and the ability of a property to attract and retain commercial tenants. International investing involves currency, economic, and political risks. The fund’s shares trade on a stock exchange at market prices, which may be lower than the fund’s net asset value.

Our investment techniques, analyses, and judgments may not produce the outcome we intend. The investments we select for the fund may not perform as well as other securities that we do not select for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could have a negative effect on the fund. You can lose money by investing in the fund.

Master Intermediate Income Trust 13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund’s assets, minus any liabilities, divided by the number of outstanding shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the New York Stock Exchange.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency credit risk transfer (CRT) security is backed by a reference pool of agency mortgages. Unlike a regular agency pass-through, the principal invested in a CRT is not backed by a U.S. government agency. To compensate investors for this risk, a CRT typically offers a higher yield than conventional pass-through securities. Similar to a CMBS, a CRT is structured into various tranches for investors, offering different levels of risk and yield based on the underlying reference pool.

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

° Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Government/Credit Bond Index is an unmanaged index of U.S. Treasuries, agency securities, and investment-grade corporate bonds.

14 Master Intermediate Income Trust

Bloomberg U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

CMBX Index is an unmanaged index that tracks the performance of a basket of CMBS issued in a particular year.

ICE BofA (Intercontinental Exchange Bank of America) U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S. dollar-denominated U.S. Treasury bills publicly issued in the U.S. domestic market. Qualifying securities must have a remaining term of at least one month to final maturity and a minimum amount outstanding of $1 billion.

FTSE® Non-U.S. World Government Bond Index is an unmanaged index generally considered to be representative of the world bond market, excluding the United States.

JPMorgan Global High Yield Index is an unmanaged index of global high-yield fixed-income securities.

S&P 500® Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

BLOOMBERG®  is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

FTSE® Russell is the source and owner of the trademarks, service marks, and copyrights related to the FTSE Indexes. FTSE® is a trademark of FTSE Russell.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper, a Refinitiv company, is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Master Intermediate Income Trust 15

Other information for shareholders

Important notice regarding share repurchase program

In September 2021, the Trustees of your fund approved the renewal of a share repurchase program that had been in effect since 2005. This renewal allows your fund to repurchase, in the 365 days beginning October 1, 2021, up to 10% of the fund’s common shares outstanding as of September 30, 2021.

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single notice of internet availability, or a single printed copy, of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2021, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of March 31, 2022, Putnam employees had approximately $530,000,000 and the Trustees had approximately $77,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16 Master Intermediate Income Trust

Summary of Putnam closed-end funds’ amended and restated dividend reinvestment plans

Putnam Managed Municipal Income Trust, Putnam Master Intermediate Income Trust, Putnam Municipal Opportunities Trust and Putnam Premier Income Trust (each, a “Fund” and collectively, the “Funds”) each offer a dividend reinvestment plan (each, a “Plan” and collectively, the “Plans”). If you participate in a Plan, all income dividends and capital gain distributions are automatically reinvested in Fund shares by the Fund’s agent, Putnam Investor Services, Inc. (the “Agent”). If you are not participating in a Plan, every month you will receive all dividends and other distributions in cash, paid by check and mailed directly to you.

Upon a purchase (or, where applicable, upon registration of transfer on the shareholder records of a Fund) of shares of a Fund by a registered shareholder, each such shareholder will be deemed to have elected to participate in that Fund’s Plan. Each such shareholder will have all distributions by a Fund automatically reinvested in additional shares, unless such shareholder elects to terminate participation in a Plan by instructing the Agent to pay future distributions in cash. Shareholders who were not participants in a Plan as of January 31, 2010, will continue to receive distributions in cash but may enroll in a Plan at any time by contacting the Agent.

If you participate in a Fund’s Plan, the Agent will automatically reinvest subsequent distributions, and the Agent will send you a confirmation in the mail telling you how many additional shares were issued to your account.

To change your enrollment status or to request additional information about the Plans, you may contact the Agent either in writing, at P.O. Box 8383, Boston, MA 02266-8383, or by telephone at 1-800-225-1581 during normal East Coast business hours.

How you acquire additional shares through a Plan If the market price per share for your Fund’s shares (plus estimated brokerage commissions) is greater than or equal to their net asset value per share on the payment date for a distribution, you will be issued shares of the Fund at a value equal to the higher of the net asset value per share on that date or 95% of the market price per share on that date.

If the market price per share for your Fund’s shares (plus estimated brokerage commissions) is less than their net asset value per share on the payment date for a distribution, the Agent will buy Fund shares for participating accounts in the open market. The Agent will aggregate open-market purchases on behalf of all participants, and the average price (including brokerage commissions) of all shares purchased by the Agent will be the price per share allocable to each participant. The Agent will generally complete these open-market purchases within five business days following the payment date. If, before the Agent has completed open-market purchases, the market price per share (plus estimated brokerage commissions) rises to exceed the net asset value per share on the payment date, then the purchase price may exceed the net asset value per share, potentially resulting in the acquisition of fewer shares than if the distribution had been paid in newly issued shares.

How to withdraw from a Plan Participants may withdraw from a Fund’s Plan at any time by notifying the Agent, either in writing or by telephone. Such withdrawal will be effective immediately if notice is received by the Agent with sufficient time prior to any distribution record date; otherwise, such withdrawal will be effective with respect to any subsequent distribution following notice of withdrawal. There is no penalty for withdrawing from or not participating in a Plan.

Plan administration The Agent will credit all shares acquired for a participant under a Plan to the account in which the participant’s common shares are held. Each participant will

Master Intermediate Income Trust 17

be sent reasonably promptly a confirmation by the Agent of each acquisition made for his or her account.

About brokerage fees Each participant pays a proportionate share of any brokerage commissions incurred if the Agent purchases additional shares on the open market, in accordance with the Plans. There are no brokerage charges applied to shares issued directly by the Funds under the Plans.

About taxes and Plan amendments Reinvesting dividend and capital gain distributions in shares of the Funds does not relieve you of tax obligations, which are the same as if you had received cash distributions. The Agent supplies tax information to you and to the IRS annually. Each Fund reserves the right to amend or terminate its Plan upon 30 days’ written notice. However, the Agent may assign its rights, and delegate its duties, to a successor agent with the prior consent of a Fund and without prior notice to Plan participants.

If your shares are held in a broker or nominee name If your shares are held in the name of a broker or nominee offering a dividend reinvestment service, consult your broker or nominee to ensure that an appropriate election is made on your behalf. If the broker or nominee holding your shares does not provide a reinvestment service, you may need to register your shares in your own name in order to participate in a Plan.

In the case of record shareholders such as banks, brokers or nominees that hold shares for others who are the beneficial owners of such shares, the Agent will administer the Plan on the basis of the number of shares certified by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan.

18 Master Intermediate Income Trust

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal period.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Master Intermediate Income Trust 19

The fund’s portfolio 3/31/22 (Unaudited)

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (81.9%)*	Principal amount	Value
U.S. Government Guaranteed Mortgage Obligations (0.5%)
Government National Mortgage Association Pass-Through Certificates
5.50%, 5/20/49	$42,119	$44,985
5.00%, with due dates from 5/20/49 to 3/20/50	164,187	174,193
3.50%, with due dates from 9/20/49 to 3/20/50	861,367	871,574
		1,090,752
U.S. Government Agency Mortgage Obligations (81.4%)
Federal National Mortgage Association Pass-Through Certificates
5.00%, with due dates from 1/1/49 to 8/1/49	65,248	68,719
4.50%, 5/1/49	13,810	14,485
Uniform Mortgage-Backed Securities
5.50%, TBA, 4/1/52	1,000,000	1,058,700
4.50%, TBA, 5/1/52	4,000,000	4,133,126
4.50%, TBA, 4/1/52	4,000,000	4,149,376
4.00%, TBA, 5/1/52	42,000,000	42,705,491
4.00%, TBA, 4/1/52	38,000,000	38,780,801
3.50%, TBA, 5/1/52	7,000,000	6,986,328
3.50%, TBA, 4/1/52	36,000,000	36,064,688
3.00%, TBA, 5/1/52	6,000,000	5,856,563
3.00%, TBA, 4/1/52	14,000,000	13,697,032
2.00%, TBA, 4/1/52	5,000,000	4,640,703
		158,156,012
Total U.S. government and agency mortgage obligations (cost $161,310,087)		$159,246,764

U.S. TREASURY OBLIGATIONS (0.1%)*	Principal amount	Value
U.S. Treasury Notes 1.25%, 6/30/28 [i]	$120,000	$112,000
Total U.S. treasury obligations (cost $112,000)		$112,000

MORTGAGE-BACKED SECURITIES (48.4%)*	Principal amount	Value
Agency collateralized mortgage obligations (26.0%)
Federal Home Loan Mortgage Corporation
REMICs IFB Ser. 3852, Class SC, IO, ((-1 x 1 Month US LIBOR) + 6.65%), 6.253%, 4/15/40	$553,093	$26,398
REMICs IFB Ser. 4742, Class S, IO, ((-1 x 1 Month US LIBOR) + 6.20%), 5.803%, 12/15/47	823,814	117,641
REMICs IFB Ser. 5011, Class SA, IO, ((-1 x 1 Month US LIBOR) + 6.25%), 5.793%, 9/25/50	4,747,094	851,344
REMICs IFB Ser. 4839, Class WS, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 5.703%, 8/15/56	2,663,291	490,099
REMICs IFB Ser. 4678, Class MS, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 5.703%, 4/15/47	560,159	96,622
REMICs IFB Ser. 5002, Class SJ, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 5.643%, 7/25/50	4,250,462	665,387
REMICs IFB Ser. 4945, Class SL, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.593%, 1/25/50	3,158,218	428,071
REMICs Ser. 4813, IO, 5.50%, 8/15/48	1,311,535	271,140
REMICs Ser. 4991, Class IE, IO, 5.00%, 7/25/50	8,119,025	1,451,601

20 Master Intermediate Income Trust

MORTGAGE-BACKED SECURITIES (48.4%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Federal Home Loan Mortgage Corporation
REMICs Ser. 4077, Class IK, IO, 5.00%, 7/15/42	$530,945	$93,340
REMICs Ser. 5179, Class BI, IO, 4.50%, 1/25/52	5,803,995	910,946
REMICs Ser. 5152, Class MI, IO, 4.50%, 10/25/51	4,855,233	962,774
REMICs Ser. 5091, Class IL, IO, 4.50%, 3/25/51	3,292,333	517,559
REMICs Ser. 5049, Class AI, IO, 4.50%, 12/25/50	2,806,401	555,185
REMICs Ser. 5093, Class YI, IO, 4.50%, 12/25/50	2,404,826	438,363
REMICs Ser. 5115, Class IK, IO, 4.50%, 12/25/50	3,041,065	588,493
REMICs Ser. 5024, Class HI, IO, 4.50%, 10/25/50	4,375,501	810,940
REMICs Ser. 4984, Class IL, IO, 4.50%, 6/25/50	3,158,398	614,888
REMICs Ser. 4122, Class TI, IO, 4.50%, 10/15/42	372,161	66,211
REMICs Ser. 4000, Class PI, IO, 4.50%, 1/15/42	204,076	28,876
REMICs Ser. 5134, Class IC, IO, 4.00%, 8/25/51	4,596,296	775,239
REMICs Ser. 4546, Class TI, IO, 4.00%, 12/15/45	757,308	118,964
REMICs Ser. 4425, IO, 4.00%, 1/15/45	796,202	113,459
REMICs Ser. 4452, Class QI, IO, 4.00%, 11/15/44	844,759	159,458
REMICs Ser. 4193, Class PI, IO, 4.00%, 3/15/43	564,846	76,029
REMICs Ser. 4604, Class QI, IO, 3.50%, 7/15/46	1,056,127	133,663
REMICs Ser. 4580, Class ID, IO, 3.50%, 8/15/45	580,628	64,769
REMICs Ser. 4105, Class HI, IO, 3.50%, 7/15/41	319,960	22,625
Strips Ser. 304, Class C37, IO, 3.50%, 12/15/27	263,164	12,312
REMICs Ser. 5082, Class IQ, IO, 3.00%, 3/25/51	6,046,654	912,924
REMICs Ser. 5051, Class BI, IO, 3.00%, 11/25/50	7,876,282	1,050,646
REMICs Ser. 4165, Class TI, IO, 3.00%, 12/15/42	1,416,971	113,283
REMICs Ser. 4183, Class MI, IO, 3.00%, 2/15/42	590,949	36,582
REMICs Ser. 4210, Class PI, IO, 3.00%, 12/15/41	136,226	2,024
Structured Pass-Through Certificates FRB Ser. 57, Class 1AX, IO, 0.394%, 7/25/43 W	855,125	11,801
Federal National Mortgage Association
REMICs Ser. 16-3, Class NI, IO, 6.00%, 2/25/46	1,251,134	236,644
REMICs Ser. 10-99, Class NI, IO, 6.00%, 9/25/40	997,485	195,490
REMICs IFB Ser. 10-35, Class SG, IO, ((-1 x 1 Month US LIBOR) + 6.40%), 5.943%, 4/25/40	349,504	55,558
REMICs IFB Ser. 18-20, Class SB, IO, ((-1 x 1 Month US LIBOR) + 6.25%), 5.793%, 3/25/48	1,851,004	288,499
REMICs IFB Ser. 18-38, Class SA, IO, ((-1 x 1 Month US LIBOR) + 6.20%), 5.743%, 6/25/48	3,314,507	448,277
REMICs IFB Ser. 17-32, Class SA, IO, ((-1 x 1 Month US LIBOR) + 6.15%), 5.693%, 5/25/47	3,852,374	542,799
REMICs IFB Ser. 13-18, Class SB, IO, ((-1 x 1 Month US LIBOR) + 6.15%), 5.693%, 10/25/41	98,283	3,112
REMICs IFB Ser. 16-96, Class ST, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 5.643%, 12/25/46	1,653,480	216,674
REMICs IFB Ser. 16-78, Class CS, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 5.643%, 5/25/39	5,057,606	658,950
REMICs IFB Ser. 20-12, Class SK, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.593%, 3/25/50	2,747,677	426,852
REMICs IFB Ser. 19-43, Class JS, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.593%, 8/25/49	1,742,965	203,890

Master Intermediate Income Trust 21

MORTGAGE-BACKED SECURITIES (48.4%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
REMICs FRB Ser. 19-61, Class S, IO, ((-1 x 1 Month US LIBOR) + 6.00%), 5.543%, 11/25/49	$3,430,935	$497,486
Interest Strip Ser. 374, Class 6, IO, 5.50%, 8/25/36	43,189	7,228
REMICs Ser. 15-30, IO, 5.50%, 5/25/45	1,590,883	284,370
REMICs Ser. 13-107, Class SB, IO, ((-1 x 1 Month US LIBOR) + 5.95%), 5.493%, 2/25/43	1,074,788	173,445
REMICs IFB Ser. 11-101, Class SA, IO, ((-1 x 1 Month US LIBOR) + 5.90%), 5.443%, 10/25/41	834,291	108,407
Interest Strip Ser. 378, Class 19, IO, 5.00%, 6/25/35	131,738	21,052
REMICs Ser. 20-45, Class EI, IO, 5.00%, 7/25/50	1,989,786	360,480
REMICs Ser. 21-77, Class BI, IO, 4.50%, 11/25/51	5,644,401	980,324
REMICs Ser. 21-15, Class IJ, IO, 4.50%, 4/25/51	2,236,283	455,754
REMICs Ser. 20-76, Class BI, IO, 4.50%, 11/25/50	4,841,783	821,458
REMICs Ser. 12-127, Class BI, IO, 4.50%, 11/25/42	164,216	32,088
REMICs Ser. 12-30, Class HI, IO, 4.50%, 12/25/40	211,369	3,868
REMICs Ser. 20-75, Class MI, IO, 4.00%, 11/25/50	7,556,191	1,339,670
REMICs Ser. 15-88, Class QI, IO, 4.00%, 10/25/44	293,154	17,104
REMICs Ser. 13-58, Class DI, IO, 4.00%, 6/25/43	1,473,050	241,673
REMICs Ser. 13-41, Class IP, IO, 4.00%, 5/25/43	454,753	63,329
REMICs Ser. 13-44, Class PI, IO, 4.00%, 1/25/43	353,222	40,795
REMICs Ser. 13-60, Class IP, IO, 4.00%, 10/25/42	270,411	28,988
REMICs Ser. 20-85, Class PI, IO, 3.00%, 12/25/50	6,034,597	973,079
REMICs Ser. 12-145, Class TI, IO, 3.00%, 11/25/42	279,067	11,750
REMICs Ser. 13-23, Class PI, IO, 3.00%, 10/25/41	112,808	1,107
REMICs Ser. 21-56, Class WI, IO, 2.50%, 9/25/51	7,531,132	921,110
REMICs Ser. 21-43, Class IO, IO, 2.50%, 6/25/51	7,072,145	1,073,615
Government National Mortgage Association
IFB Ser. 21-98, Class SK, IO, ((-1 x 1 Month US LIBOR) + 6.30%), 5.851%, 6/20/51	4,197,286	590,894
IFB Ser. 21-77, Class SM, IO, ((-1 x 1 Month US LIBOR) + 6.30%), 5.851%, 5/20/51	3,909,304	570,597
IFB Ser. 21-59, Class SQ, IO, ((-1 x 1 Month US LIBOR) + 6.30%), 5.851%, 4/20/51	2,785,878	350,042
IFB Ser. 20-133, Class CS, IO, ((-1 x 1 Month US LIBOR) + 6.30%), 5.851%, 9/20/50	3,629,092	599,675
FRB Ser. 21-116, Class ES, IO, ((-1 x 1 Month US LIBOR) + 6.20%), 5.769%, 11/20/47	3,580,732	782,837
IFB Ser. 14-60, Class SD, IO, ((-1 x 1 Month US LIBOR) + 6.18%), 5.731%, 4/20/44	2,091,881	315,811
IFB Ser. 20-97, Class QS, IO, ((-1 x 1 Month US LIBOR) + 6.15%), 5.701%, 7/20/50	2,433,897	409,626
IFB Ser. 19-5, Class SB, IO, ((-1 x 1 Month US LIBOR) + 6.15%), 5.701%, 1/20/49	2,026,501	250,885
IFB Ser. 13-129, Class SN, IO, ((-1 x 1 Month US LIBOR) + 6.15%), 5.701%, 9/20/43	223,453	32,025
IFB Ser. 20-63, Class SP, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 5.651%, 5/20/50	2,580,949	327,921
IFB Ser. 20-63, Class PS, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 5.651%, 4/20/50	3,314,776	493,685

22 Master Intermediate Income Trust

MORTGAGE-BACKED SECURITIES (48.4%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
IFB Ser. 19-96, Class SY, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 5.651%, 8/20/49	$2,655,596	$326,346
IFB Ser. 19-83, Class SY, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 5.651%, 7/20/49	2,431,237	288,904
IFB Ser. 19-89, Class PS, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 5.651%, 7/20/49	3,128,995	369,933
IFB Ser. 20-15, Class CS, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.601%, 2/20/50	267,289	27,228
IFB Ser. 20-7, Class SK, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.601%, 1/20/50	1,932,301	260,006
IFB Ser. 19-152, Class ES, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.601%, 12/20/49	1,696,010	222,511
IFB Ser. 19-110, Class SQ, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.601%, 9/20/49	2,625,955	302,986
IFB Ser. 19-99, Class KS, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.601%, 8/20/49	112,490	13,101
IFB Ser. 19-78, Class SJ, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.601%, 6/20/49	143,145	14,925
IFB Ser. 20-63, Class AS, IO, ((-1 x 1 Month US LIBOR) + 6.00%), 5.551%, 8/20/43	2,795,314	377,764
IFB Ser. 14-119, Class SA, IO, ((-1 x 1 Month US LIBOR) + 5.60%), 5.151%, 8/20/44	966,616	116,915
Ser. 17-38, Class DI, IO, 5.00%, 3/16/47	431,972	85,349
Ser. 16-42, IO, 5.00%, 2/20/46	1,083,286	195,648
Ser. 18-127, Class ID, IO, 5.00%, 7/20/45	1,722,731	244,793
Ser. 18-127, Class IC, IO, 5.00%, 10/20/44	1,887,309	362,892
Ser. 14-76, IO, 5.00%, 5/20/44	435,313	82,782
Ser. 13-3, Class IT, IO, 5.00%, 1/20/43	315,983	64,081
Ser. 12-146, IO, 5.00%, 12/20/42	285,601	57,589
Ser. 10-35, Class UI, IO, 5.00%, 3/20/40	413,919	79,568
Ser. 10-20, Class UI, IO, 5.00%, 2/20/40	301,359	57,007
Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	1,328,884	263,279
Ser. 09-121, Class UI, IO, 5.00%, 12/20/39	685,692	136,096
Ser. 17-26, Class MI, IO, 5.00%, 11/20/39	1,374,777	255,240
Ser. 15-79, Class GI, IO, 5.00%, 10/20/39	235,476	44,124
Ser. 20-61, IO, 4.50%, 5/20/50	6,056,857	1,106,517
Ser. 18-94, Class AI, IO, 4.50%, 7/20/48	1,296,517	199,518
Ser. 15-167, Class BI, IO, 4.50%, 4/16/45	459,888	91,062
Ser. 13-182, Class IQ, IO, 4.50%, 12/16/43	607,256	101,326
Ser. 13-34, Class IH, IO, 4.50%, 3/20/43	575,139	94,586
Ser. 14-108, Class IP, IO, 4.50%, 12/20/42	91,664	6,273
Ser. 17-42, Class IC, IO, 4.50%, 8/20/41	509,035	92,319
Ser. 10-35, Class AI, IO, 4.50%, 3/20/40	523,049	80,781
Ser. 10-35, Class DI, IO, 4.50%, 3/20/40	934,544	168,582
Ser. 10-35, Class QI, IO, 4.50%, 3/20/40	481,468	82,842
Ser. 13-151, Class IB, IO, 4.50%, 2/20/40	558,080	89,033
Ser. 10-9, Class QI, IO, 4.50%, 1/20/40	335,737	60,332
Ser. 09-121, Class BI, IO, 4.50%, 12/16/39	361,821	68,221
Ser. 20-78, Class DI, IO, 4.00%, 6/20/50	4,568,446	501,681

Master Intermediate Income Trust 23

MORTGAGE-BACKED SECURITIES (48.4%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 16-29, IO, 4.00%, 2/16/46	$469,104	$75,855
Ser. 15-186, Class AI, IO, 4.00%, 12/20/45	1,336,442	215,969
Ser. 15-53, Class MI, IO, 4.00%, 4/16/45	1,005,480	192,449
Ser. 15-187, Class JI, IO, 4.00%, 3/20/45	861,063	123,655
Ser. 15-64, Class YI, IO, 4.00%, 11/20/44	801,778	93,648
Ser. 14-149, Class IP, IO, 4.00%, 7/16/44	2,153,041	302,703
Ser. 17-93, Class TI, IO, 4.00%, 3/20/44	811,313	34,646
Ser. 14-4, Class IC, IO, 4.00%, 1/20/44	285,933	46,239
Ser. 14-100, Class NI, IO, 4.00%, 6/20/43	764,436	49,237
Ser. 13-165, Class IL, IO, 4.00%, 3/20/43	250,630	37,463
Ser. 12-56, Class IB, IO, 4.00%, 4/20/42	233,282	39,239
Ser. 21-156, IO, 3.50%, 7/20/51	4,781,163	817,472
Ser. 20-167, Class PI, IO, 3.50%, 11/20/50	2,895,711	416,021
Ser. 20-138, Class IC, IO, 3.50%, 8/20/50	6,474,842	1,021,083
Ser. 17-118, Class KI, IO, 3.50%, 10/20/46	64,666	1,932
Ser. 16-75, Class EI, IO, 3.50%, 8/20/45	500,314	48,511
Ser. 13-76, IO, 3.50%, 5/20/43	647,120	85,795
Ser. 13-28, IO, 3.50%, 2/20/43	171,610	16,996
Ser. 13-54, Class JI, IO, 3.50%, 2/20/43	260,422	27,863
Ser. 13-37, Class JI, IO, 3.50%, 1/20/43	429,205	46,861
Ser. 13-14, IO, 3.50%, 12/20/42	1,114,717	123,399
Ser. 13-27, Class PI, IO, 3.50%, 12/20/42	178,586	20,600
Ser. 12-136, Class BI, IO, 3.50%, 11/20/42	797,433	126,880
Ser. 12-140, Class IC, IO, 3.50%, 11/20/42	1,071,822	163,755
Ser. 12-128, Class IA, IO, 3.50%, 10/20/42	1,068,275	162,302
Ser. 12-113, Class ID, IO, 3.50%, 9/20/42	518,963	85,651
Ser. 15-52, Class KI, IO, 3.50%, 11/20/40	800,824	57,579
Ser. 21-59, Class IM, IO, 3.00%, 4/20/51	3,712,864	457,176
Ser. 21-59, Class IP, IO, 3.00%, 4/20/51	4,394,265	537,946
Ser. 21-67, Class PI, IO, 3.00%, 4/20/51	7,573,582	924,355
Ser. 21-55, Class PI, IO, 3.00%, 3/20/51	3,548,398	381,502
Ser. 20-175, Class NI, IO, 3.00%, 11/20/50	3,272,269	501,034
Ser. 18-H05, Class BI, IO, 2.374%, 2/20/68 W	2,969,352	205,999
Ser. 17-H16, Class FI, IO, 2.348%, 8/20/67 W	2,333,559	125,429
Ser. 17-H16, Class JI, IO, 2.331%, 8/20/67 W	6,528,998	446,828
Ser. 17-H08, Class NI, IO, 2.33%, 3/20/67 W	3,891,331	201,571
Ser. 18-H15, Class KI, IO, 2.29%, 8/20/68 W	2,598,422	159,153
Ser. 18-H05, Class AI, IO, 2.261%, 2/20/68 W	1,553,450	107,771
Ser. 17-H12, Class QI, IO, 2.251%, 5/20/67 W	2,471,790	123,614
Ser. 17-H06, Class BI, IO, 2.245%, 2/20/67 W	3,027,402	198,101
Ser. 16-H16, Class EI, IO, 2.199%, 6/20/66 W	2,968,927	175,167
Ser. 18-H03, Class XI, IO, 2.135%, 2/20/68 W	3,225,647	206,119
Ser. 16-H22, Class AI, IO, 2.13%, 10/20/66 W	2,770,161	141,419
Ser. 18-H02, Class EI, IO, 2.123%, 1/20/68 W	4,276,432	299,350
Ser. 17-H02, Class BI, IO, 2.11%, 1/20/67 W	2,021,838	108,682
Ser. 16-H23, Class NI, IO, 2.097%, 10/20/66 W	7,674,114	386,775
Ser. 17-H19, Class MI, IO, 2.06%, 4/20/67 W	1,377,020	88,542
Ser. 16-H18, Class QI, IO, 2.06%, 6/20/66 W	2,036,291	125,486

24 Master Intermediate Income Trust

MORTGAGE-BACKED SECURITIES (48.4%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 16-H03, Class DI, IO, 2.04%, 12/20/65 W	$3,077,743	$162,062
Ser. 16-H17, Class KI, IO, 1.887%, 7/20/66 W	1,917,564	106,065
Ser. 15-H15, Class BI, IO, 1.872%, 6/20/65 W	1,918,952	109,956
Ser. 17-H11, Class DI, IO, 1.846%, 5/20/67 W	2,799,090	171,882
Ser. 15-H25, Class EI, IO, 1.844%, 10/20/65 W	2,209,109	114,211
Ser. 17-H09, IO, 1.835%, 4/20/67 W	3,762,021	165,969
Ser. 15-H20, Class AI, IO, 1.826%, 8/20/65 W	2,848,571	148,411
Ser. 15-H10, Class BI, IO, 1.814%, 4/20/65 W	1,995,260	115,126
Ser. 15-H20, Class CI, IO, 1.811%, 8/20/65 W	3,289,130	223,661
FRB Ser. 15-H08, Class CI, IO, 1.793%, 3/20/65 W	1,575,377	78,611
Ser. 16-H09, Class BI, IO, 1.756%, 4/20/66 W	3,508,289	228,740
Ser. 15-H23, Class BI, IO, 1.751%, 9/20/65 W	2,988,505	143,149
Ser. 15-H24, Class AI, IO, 1.75%, 9/20/65 W	2,522,662	109,050
Ser. 16-H03, Class AI, IO, 1.727%, 1/20/66 W	2,593,388	97,657
Ser. 17-H16, Class IG, IO, 1.704%, 7/20/67 W	5,794,047	251,679
Ser. 16-H24, Class CI, IO, 1.691%, 10/20/66 W	1,970,610	98,728
Ser. 16-H14, IO, 1.675%, 6/20/66 W	2,697,638	113,687
Ser. 13-H08, Class CI, IO, 1.602%, 2/20/63 W	2,139,649	70,822
Ser. 16-H06, Class DI, IO, 1.592%, 7/20/65 W	4,298,576	147,157
Ser. 16-H10, Class AI, IO, 1.548%, 4/20/66 W	6,843,367	219,214
Ser. 16-H02, Class HI, IO, 1.539%, 1/20/66 W	3,541,428	110,847
Ser. 14-H21, Class BI, IO, 1.53%, 10/20/64 W	4,179,859	168,030
Ser. 16-H06, Class CI, IO, 1.406%, 2/20/66 W	3,693,195	92,729
		50,623,984
Commercial mortgage-backed securities (8.6%)
Barclays Commercial Mortgage Trust 144A Ser. 19-C4, Class E, 3.25%, 8/15/52	359,000	281,153
Bear Stearns Commercial Mortgage Securities Trust
FRB Ser. 07-T26, Class AJ, 5.566%, 1/12/45 W	398,197	19,910
Ser. 05-PWR7, Class B, 4.883%, 2/11/41 W	105,873	104,942
Ser. 05-PWR7, Class D, 4.883%, 2/11/41 W	441,000	309,141
Benchmark Mortgage Trust 144A Ser. 19-B13, Class D, 2.50%, 8/15/57	320,000	269,677
BWAY Mortgage Trust 144A FRB Ser. 22-26BW, Class F, 4.866%, 2/10/44 W	590,000	479,577
CD Commercial Mortgage Trust 144A
Ser. 17-CD3, Class D, 3.25%, 2/10/50	514,000	397,430
Ser. 19-CD8, Class D, 3.00%, 8/15/57	264,000	210,989
CFCRE Commercial Mortgage Trust 144A
FRB Ser. 11-C2, Class F, 5.25%, 12/15/47 W	1,025,000	1,019,978
FRB Ser. 11-C2, Class E, 5.124%, 12/15/47 W	409,000	407,201
COMM Mortgage Trust FRB Ser. 14-CR16, Class C, 4.911%, 4/10/47 W	203,000	200,806
COMM Mortgage Trust 144A
FRB Ser. 14-CR17, Class E, 4.848%, 5/10/47 W	647,000	478,457
FRB Ser. 14-UBS3, Class D, 4.768%, 6/10/47 W	144,000	133,581
Ser. 12-LC4, Class E, 4.25%, 12/10/44	392,000	87,965
CSAIL Commercial Mortgage Trust 144A FRB Ser. 15-C1, Class D, 3.761%, 4/15/50 W	527,000	415,817

Master Intermediate Income Trust 25

MORTGAGE-BACKED SECURITIES (48.4%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
GS Mortgage Securities Corp., II 144A FRB Ser. 13-GC10, Class D, 4.402%, 2/10/46 W	$638,000	$599,169
GS Mortgage Securities Trust Ser. 14-GC18, Class B, 4.885%, 1/10/47 W	294,000	273,625
GS Mortgage Securities Trust 144A
FRB Ser. 14-GC24, Class D, 4.533%, 9/10/47 W	1,127,000	775,171
FRB Ser. 13-GC13, Class D, 4.065%, 7/10/46 W	531,000	223,568
JPMBB Commercial Mortgage Securities Trust 144A
FRB Ser. 14-C18, Class D, 4.794%, 2/15/47 W	963,000	566,231
FRB Ser. C14, Class D, 4.549%, 8/15/46 W	515,000	331,281
FRB Ser. 14-C18, Class E, 4.294%, 2/15/47 W	407,000	165,229
FRB Ser. 14-C23, Class D, 3.98%, 9/15/47 W	244,000	226,296
FRB Ser. 14-C25, Class D, 3.942%, 11/15/47 W	200,000	151,546
Ser. 13-C14, Class F, 3.598%, 8/15/46 W	1,500,000	166,654
Ser. 14-C25, Class E, 3.332%, 11/15/47 W	788,000	423,694
JPMCC Commercial Mortgage Securities Trust 144A FRB Ser. 17-JP7, Class D, 4.39%, 9/15/50 W	268,000	239,581
JPMorgan Chase Commercial Mortgage Securities Trust
FRB Ser. 13-LC11, Class D, 4.165%, 4/15/46 W	581,000	476,578
Ser. 13-LC11, Class B, 3.499%, 4/15/46	221,000	218,654
JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 11-C3, Class F, 5.525%, 2/15/46 W	410,000	61,418
FRB Ser. 11-C4, Class C, 5.398%, 7/15/46 W	95,521	96,818
FRB Ser. 12-C6, Class E, 5.27%, 5/15/45 W	263,000	222,984
FRB Ser. 13-LC11, Class E, 3.25%, 4/15/46 W	841,000	624,335
LB-UBS Commercial Mortgage Trust 144A FRB Ser. 06-C6, Class XCL, IO, 0.435%, 9/15/39 W	462,989	56
Mezz Cap Commercial Mortgage Trust 144A FRB Ser. 07-C5, Class X, IO, 5.704%, 12/15/49 W	13,487	—
Morgan Stanley Bank of America Merrill Lynch Trust FRB Ser. 15-C22, Class C, 4.21%, 4/15/48 W	237,000	223,124
Morgan Stanley Bank of America Merrill Lynch Trust 144A
FRB Ser. 13-C11, Class D, 4.352%, 8/15/46 W	900,000	63,284
FRB Ser. 13-C11, Class F, 4.352%, 8/15/46 W	496,000	4,608
FRB Ser. 15-C23, Class D, 4.144%, 7/15/50 W	690,000	642,282
FRB Ser. 13-C9, Class D, 4.108%, 5/15/46 W	350,000	326,274
FRB Ser. 13-C10, Class D, 4.075%, 7/15/46 W	485,000	301,514
FRB Ser. 13-C10, Class E, 4.075%, 7/15/46 W	1,006,000	336,105
FRB Ser. 13-C10, Class F, 4.075%, 7/15/46 W	975,000	215,135
Ser. 14-C17, Class E, 3.50%, 8/15/47	443,000	294,402
Ser. 14-C19, Class D, 3.25%, 12/15/47	602,000	548,273
Morgan Stanley Capital I Trust Ser. 06-HQ10, Class B, 5.448%, 11/12/41 W	168,221	159,037
Multifamily Connecticut Avenue Securities Trust 144A
FRB Ser. 20-01, Class M10, 4.207%, 3/25/50	701,000	674,340
FRB Ser. 19-01, Class M10, 3.707%, 10/15/49	602,000	569,519
TIAA Real Estate CDO, Ltd. 144A Ser. 03-1A, Class E, 8.00%, 12/28/38 (In default) †	558,952	6
UBS-Barclays Commercial Mortgage Trust 144A Ser. 12-C2, Class F, 5.00%, 5/10/63 W	622,000	13,373

26 Master Intermediate Income Trust

MORTGAGE-BACKED SECURITIES (48.4%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
Wells Fargo Commercial Mortgage Trust FRB Ser. 16-NXS5, Class D, 4.984%, 1/15/59 W	$451,000	$429,221
Wells Fargo Commercial Mortgage Trust 144A
FRB Ser. 13-LC12, Class D, 4.305%, 7/15/46 W	188,000	107,105
Ser. 14-LC16, Class D, 3.938%, 8/15/50	889,000	125,405
Ser. 16-C33, Class D, 3.123%, 3/15/59	679,000	591,139
WF-RBS Commercial Mortgage Trust 144A Ser. 12-C7, Class F, 4.50%, 6/15/45 W	2,524,000	336,954
		16,620,612
Residential mortgage-backed securities (non-agency) (13.8%)
American Home Mortgage Investment Trust FRB Ser. 07-1, Class GA1C, (1 Month US LIBOR + 0.19%), 0.647%, 5/25/47	406,459	241,331
BCAP, LLC Trust 144A FRB Ser. 11-RR3, Class 3A6, 2.729%, 11/27/36 W	606,384	485,108
Bear Stearns Alt-A Trust FRB Ser. 05-10, Class 11A1, (1 Month US LIBOR + 0.50%), 0.957%, 1/25/36	63,071	91,583
Chevy Chase Funding, LLC Mortgage-Backed Certificates 144A FRB Ser. 06-4A, Class A2, (1 Month US LIBOR + 0.18%), 0.637%, 11/25/47	214,935	191,400
Citigroup Mortgage Loan Trust, Inc. FRB Ser. 07-AMC3, Class A2D, (1 Month US LIBOR + 0.35%), 0.807%, 3/25/37	818,151	752,429
COLT Mortgage Loan Trust 144A Ser. 20-2, Class A3, 3.698%, 3/25/65 W	1,000,000	1,002,470
Countrywide Alternative Loan Trust
FRB Ser. 06-OA7, Class 1A1, 2.206%, 6/25/46 W	267,435	287,626
FRB Ser. 05-38, Class A1, (1 Month US LIBOR + 1.50%), 1.641%, 9/25/35	247,661	229,587
FRB Ser. 05-38, Class A3, (1 Month US LIBOR + 0.70%), 1.157%, 9/25/35	304,751	275,974
FRB Ser. 05-59, Class 1A1, (1 Month US LIBOR + 0.66%), 1.107%, 11/20/35	326,576	314,942
FRB Ser. 06-OA10, Class 1A1, (1 Month US LIBOR + 0.96%), 1.101%, 8/25/46	87,548	84,831
FRB Ser. 06-OA7, Class 1A2, (1 Month US LIBOR + 0.94%), 1.081%, 6/25/46	258,114	238,684
FRB Ser. 06-OA10, Class 3A1, (1 Month US LIBOR + 0.38%), 0.837%, 8/25/46	267,679	256,033
FRB Ser. 06-OA10, Class 4A1, (1 Month US LIBOR + 0.38%), 0.837%, 8/25/46	1,758,698	1,567,900
Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt FRN Ser. 15-HQA2, Class B, (1 Month US LIBOR + 10.50%), 10.957%, 5/25/28	266,324	281,227
Structured Agency Credit Risk Debt FRN Ser. 16-DNA1, Class B, (1 Month US LIBOR + 10.00%), 10.457%, 7/25/28	887,907	976,944
Structured Agency Credit Risk Debt FRN Ser. 15-DNA3, Class B, (1 Month US LIBOR + 9.35%), 9.807%, 4/25/28	570,372	575,986
Structured Agency Credit Risk Debt FRN Ser. 15-DNA1, Class B, (1 Month US LIBOR + 9.20%), 9.657%, 10/25/27	395,081	426,161
Structured Agency Credit Risk Debt Notes FRB Ser. 15-HQA1, Class B, (1 Month US LIBOR + 8.80%), 9.257%, 3/25/28	385,200	396,722

Master Intermediate Income Trust 27

MORTGAGE-BACKED SECURITIES (48.4%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt FRN Ser. 15-DNA2, Class B, (1 Month US LIBOR + 7.55%), 8.007%, 12/25/27	$683,001	$701,558
Structured Agency Credit Risk Debt FRN Ser. 18-HQA1, Class M2, (1 Month US LIBOR + 2.30%), 2.757%, 9/25/30	582,692	582,976
Federal Home Loan Mortgage Corporation 144A
Structured Agency Credit Risk Trust FRB Ser. 19-HQA2, Class B2, (1 Month US LIBOR + 11.25%), 11.707%, 4/25/49	106,000	113,933
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-DNA5, Class B2, (US 30 Day Average SOFR + 11.50%), 11.599%, 10/25/50	176,000	211,640
Structured Agency Credit Risk Trust FRB Ser. 18-HQA2, Class B2, (1 Month US LIBOR + 11.00%), 11.457%, 10/25/48	649,000	709,661
Structured Agency Credit Risk Trust FRB Ser. 19-DNA1, Class B2, (1 Month US LIBOR + 10.75%), 11.207%, 1/25/49	141,000	151,370
Structured Agency Credit Risk Trust FRB Ser. 19-DNA2, Class B2, (1 Month US LIBOR + 10.50%), 10.957%, 3/25/49	118,000	124,737
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-DNA4, Class B2, (1 Month US LIBOR + 10.00%), 10.457%, 8/25/50	609,000	733,464
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-HQA3, Class B2, (1 Month US LIBOR + 10.00%), 10.457%, 7/25/50	430,000	511,700
Structured Agency Credit Risk Trust FRB Ser. 19-DNA3, Class B2, (1 Month US LIBOR + 8.15%), 8.607%, 7/25/49	135,000	138,481
Structured Agency Credit Risk Trust FRB Ser. 18-DNA3, Class B2, (1 Month US LIBOR + 7.75%), 8.207%, 9/25/48	174,000	177,498
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-HQA3, Class B1, (1 Month US LIBOR + 5.75%), 6.207%, 7/25/50	174,000	178,874
Seasoned Credit Risk Transfer Trust Ser. 19-2, Class M, 4.75%, 8/25/58 W	307,000	295,281
Structured Agency Credit Risk Trust FRB Ser. 18-HQA2, Class B1, (1 Month US LIBOR + 4.25%), 4.707%, 10/25/48	380,000	384,275
Seasoned Credit Risk Transfer Trust Ser. 19-4, Class M, 4.50%, 2/25/59 W	636,000	615,922
Structured Agency Credit Risk Trust FRB Ser. 18-DNA3, Class B1, (1 Month US LIBOR + 3.90%), 4.357%, 9/25/48	190,000	190,717
Structured Agency Credit Risk Trust FRB Ser. 18-DNA2, Class B1, (1 Month US LIBOR + 3.70%), 4.157%, 12/25/30	260,000	259,039
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-HQA2, Class M2, (1 Month US LIBOR + 3.10%), 3.557%, 3/25/50	198,194	198,946
Structured Agency Credit Risk Trust FRB Ser. 19-DNA1, Class M2, (1 Month US LIBOR + 2.65%), 3.107%, 1/25/49	135,086	135,429
Structured Agency Credit Risk Trust FRB Ser. 19-DNA2, Class M2, (1 Month US LIBOR + 2.45%), 2.907%, 3/25/49	115,136	115,136
Structured Agency Credit Risk Trust FRB Ser. 19-HQA1, Class M2, (1 Month US LIBOR + 2.35%), 2.807%, 2/25/49	147,680	148,917
Structured Agency Credit Risk Trust FRB Ser. 18-HQA2, Class M2, (1 Month US LIBOR + 2.30%), 2.757%, 10/25/48	120,000	119,710
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C03, Class 2B, (1 Month US LIBOR + 12.75%), 13.207%, 10/25/28	89,563	99,808
Connecticut Avenue Securities FRB Ser. 16-C02, Class 1B, (1 Month US LIBOR + 12.25%), 12.707%, 9/25/28	1,111,957	1,249,158

28 Master Intermediate Income Trust

MORTGAGE-BACKED SECURITIES (48.4%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C03, Class 1B, (1 Month US LIBOR + 11.75%), 12.207%, 10/25/28	$566,378	$637,107
Connecticut Avenue Securities FRB Ser. 16-C01, Class 1B, (1 Month US LIBOR + 11.75%), 12.207%, 8/25/28	366,890	402,290
Connecticut Avenue Securities FRB Ser. 16-C05, Class 2B, (1 Month US LIBOR + 10.75%), 11.207%, 1/25/29	119,476	128,473
Connecticut Avenue Securities FRB Ser. 16-C06, Class 1B, (1 Month US LIBOR + 9.25%), 9.707%, 4/25/29	19,828	20,772
Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2, (1 Month US LIBOR + 5.70%), 6.157%, 4/25/28	885,118	946,789
Connecticut Avenue Securities FRB Ser. 15-C04, Class 2M2, (1 Month US LIBOR + 5.55%), 6.007%, 4/25/28	34,342	35,619
Connecticut Avenue Securities FRB Ser. 17-C02, Class 2B1, (1 Month US LIBOR + 5.50%), 5.957%, 9/25/29	477,000	511,102
Connecticut Avenue Securities FRB Ser. 15-C03, Class 2M2, (1 Month US LIBOR + 5.00%), 5.457%, 7/25/25	1,333	1,335
Connecticut Avenue Securities FRB Ser. 17-C03, Class 1B1, (1 Month US LIBOR + 4.85%), 5.307%, 10/25/29	1,170,000	1,224,130
Connecticut Avenue Securities FRB Ser. 18-C04, Class 2B1, (1 Month US LIBOR + 4.50%), 4.957%, 12/25/30	283,000	290,122
Connecticut Avenue Securities FRB Ser. 17-C07, Class 2B1, (1 Month US LIBOR + 4.45%), 4.907%, 5/25/30	82,000	83,740
Connecticut Avenue Securities FRB Ser. 17-C06, Class 2B1, (1 Month US LIBOR + 4.45%), 4.907%, 2/25/30	60,000	62,250
Connecticut Avenue Securities FRB Ser. 15-C02, Class 1M2, (1 Month US LIBOR + 4.00%), 4.457%, 5/25/25	6,027	6,098
Connecticut Avenue Securities FRB Ser. 17-C05, Class 1B1, (1 Month US LIBOR + 3.60%), 4.057%, 1/25/30	182,000	182,177
Connecticut Avenue Securities FRB Ser. 18-C01, Class 1B1, (1 Month US LIBOR + 3.55%), 4.007%, 7/25/30	457,000	452,430
Connecticut Avenue Securities FRB Ser. 17-C03, Class 1M2, (1 Month US LIBOR + 3.00%), 3.457%, 10/25/29	380,393	387,936
Connecticut Avenue Securities FRB Ser. 17-C07, Class 2M2, (1 Month US LIBOR + 2.50%), 2.957%, 5/25/30	238,842	241,255
Connecticut Avenue Securities FRB Ser. 18-C01, Class 1M2, (1 Month US LIBOR + 2.25%), 2.707%, 7/25/30	40,816	41,171
Connecticut Avenue Securities FRB Ser. 18-C06, Class 2M2, (1 Month US LIBOR + 2.10%), 2.557%, 3/25/31	65,876	66,111
Federal National Mortgage Association 144A
Connecticut Avenue Securities Trust FRB Ser. 22-R02, Class 2B1, (US 30 Day Average SOFR + 4.50%), 4.599%, 1/25/42	180,000	169,875
Connecticut Avenue Securities Trust FRB Ser. 19-R03, Class 1B1, (1 Month US LIBOR + 4.10%), 4.557%, 9/25/31	556,000	560,786
Connecticut Avenue Securities Trust FRB Ser. 20-SBT1, Class 1M2, (1 Month US LIBOR + 3.65%), 4.107%, 2/25/40	504,000	496,148
Connecticut Avenue Securities Trust FRB Ser. 19-R01, Class 2M2, (1 Month US LIBOR + 2.45%), 2.907%, 7/25/31	13,019	13,056
GSAA Home Equity Trust FRB Ser. 06-8, Class 2A2, (1 Month US LIBOR + 0.36%), 0.817%, 5/25/36	488,605	150,455

Master Intermediate Income Trust 29

MORTGAGE-BACKED SECURITIES (48.4%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
GSR Mortgage Loan Trust FRB Ser. 07-OA1, Class 2A3A, (1 Month US LIBOR + 0.31%), 0.767%, 5/25/37	$221,600	$177,752
HarborView Mortgage Loan Trust FRB Ser. 05-2, Class 1A, (1 Month US LIBOR + 0.52%), 0.969%, 5/19/35	256,964	104,917
Home Re, Ltd. 144A FRB Ser. 21-2, Class B1, (US 30 Day Average SOFR + 4.15%), 4.249%, 1/25/34 (Bermuda)	150,000	144,827
JPMorgan Alternative Loan Trust FRB Ser. 07-A2, Class 12A1, IO, (1 Month US LIBOR + 0.20%), 0.857%, 6/25/37	438,010	208,775
LHOME Mortgage Trust 144A Ser. 21-RTL1, Class A1, 2.09%, 9/25/26 W	133,000	127,454
Morgan Stanley Re-REMIC Trust 144A FRB Ser. 10-R4, Class 4B, (1 Month US LIBOR + 0.23%), 0.648%, 2/26/37	228,303	214,342
MortgageIT Trust FRB Ser. 05-3, Class M2, (1 Month US LIBOR + 0.80%), 1.252%, 8/25/35	50,470	49,049
Radnor Re, Ltd. 144A FRB Ser. 18-1, Class M2, (1 Month US LIBOR + 2.70%), 3.157%, 3/25/28 (Bermuda)	794,000	784,661
Residential Accredit Loans, Inc. FRB Ser. 06-QO5, Class 1A1, (1 Month US LIBOR + 0.43%), 0.887%, 5/25/46	213,012	185,321
Structured Asset Mortgage Investments II Trust
FRB Ser. 06-AR7, Class A1A, (1 Month US LIBOR + 0.21%), 0.877%, 8/25/36	271,600	252,588
FRB Ser. 06-AR7, Class A1BG, (1 Month US LIBOR + 0.12%), 0.577%, 8/25/36	225,703	215,450
Towd Point Mortgage Trust 144A Ser. 19-2, Class A2, 3.75%, 12/25/58 W	216,000	214,658
WaMu Mortgage Pass-Through Certificates Trust FRB Ser. 05-AR13, Class A1C3, (1 Month US LIBOR + 0.98%), 1.437%, 10/25/45	118,127	116,839
		26,733,028
Total mortgage-backed securities (cost $108,340,142)		$93,977,624

CORPORATE BONDS AND NOTES (21.8%)*	Principal amount	Value
Basic materials (1.5%)
Beacon Roofing Supply, Inc. 144A company guaranty sr. notes 4.50%, 11/15/26	$38,000	$37,744
Big River Steel, LLC/BRS Finance Corp. 144A sr. notes 6.625%, 1/31/29	92,000	96,528
Boise Cascade Co. 144A company guaranty sr. unsec. notes 4.875%, 7/1/30	90,000	87,395
Builders FirstSource, Inc. 144A company guaranty sr. unsec. bonds 4.25%, 2/1/32	75,000	69,844
BWAY Holding Co. 144A sr. unsec. notes 7.25%, 4/15/25	120,000	118,933
Coeur Mining, Inc. 144A company guaranty sr. unsec. notes 5.125%, 2/15/29	10,000	8,682
Compass Minerals International, Inc. 144A company guaranty sr. unsec. notes 6.75%, 12/1/27	113,000	114,424
Compass Minerals International, Inc. 144A company guaranty sr. unsec. notes 4.875%, 7/15/24	63,000	62,370
Freeport-McMoRan, Inc. company guaranty sr. unsec. bonds 4.625%, 8/1/30 (Indonesia)	60,000	61,350

30 Master Intermediate Income Trust

CORPORATE BONDS AND NOTES (21.8%)* cont.		Principal amount	Value
Basic materials cont.
Freeport-McMoRan, Inc. company guaranty sr. unsec. notes 4.375%, 8/1/28 (Indonesia)		$60,000	$60,278
GCP Applied Technologies, Inc. 144A sr. unsec. notes 5.50%, 4/15/26		203,000	205,538
Herens Holdco SARL 144A company guaranty sr. notes 4.75%, 5/15/28 (Luxembourg)		200,000	179,346
Intelligent Packaging, Ltd., Finco, Inc./Intelligent Packaging, Ltd. Co-Issuer, LLC 144A sr. notes 6.00%, 9/15/28 (Canada)		25,000	24,625
Kleopatra Holdings 2 SCA company guaranty sr. unsec. notes Ser. REGS, 6.50%, 9/1/26 (Luxembourg)	EUR	120,000	99,280
Louisiana-Pacific Corp. 144A sr. unsec. notes 3.625%, 3/15/29		$160,000	148,037
LSF11 A5 HoldCo, LLC 144A sr. unsec. notes 6.625%, 10/15/29		115,000	106,990
Mauser Packaging Solutions Holding Co. 144A sr. notes 8.50%, 4/15/24		35,000	35,613
Mercer International, Inc. sr. unsec. notes 5.50%, 1/15/26 (Canada)		121,000	121,908
Mercer International, Inc. sr. unsec. notes 5.125%, 2/1/29 (Canada)		90,000	86,850
Novelis Corp. 144A company guaranty sr. unsec. bonds 3.875%, 8/15/31		115,000	105,186
Novelis Corp. 144A company guaranty sr. unsec. notes 4.75%, 1/30/30		80,000	77,669
SCIH Salt Holdings, Inc. 144A sr. notes 4.875%, 5/1/28		160,000	150,800
Sylvamo Corp. 144A company guaranty sr. unsec. notes 7.00%, 9/1/29		205,000	200,900
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc. 144A company guaranty sr. unsec. notes 5.125%, 4/1/29 (Luxembourg)		225,000	207,614
Tronox, Inc. 144A company guaranty sr. unsec. notes 4.625%, 3/15/29		90,000	84,263
WR Grace Holdings, LLC 144A company guaranty sr. notes 5.625%, 10/1/24		121,000	122,597
WR Grace Holdings, LLC 144A company guaranty sr. notes 4.875%, 6/15/27		280,000	273,966
			2,948,730
Capital goods (1.8%)
Allison Transmission, Inc. 144A company guaranty sr. unsec. bonds 3.75%, 1/30/31		160,000	145,144
Allison Transmission, Inc. 144A company guaranty sr. unsec. notes 4.75%, 10/1/27		234,000	230,198
Amsted Industries, Inc. 144A company guaranty sr. unsec. sub. notes 5.625%, 7/1/27		115,000	115,288
Amsted Industries, Inc. 144A sr. unsec. bonds 4.625%, 5/15/30		35,000	33,171
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 144A company guaranty sr. sub. notes 4.125%, 8/15/26 (Ireland)		330,000	317,930
Clarios Global LP 144A company guaranty sr. notes 6.75%, 5/15/25		72,000	74,558
Crown Cork & Seal Co., Inc. company guaranty sr. unsec. bonds 7.375%, 12/15/26		150,000	169,267
GFL Environmental, Inc. 144A company guaranty sr. unsec. notes 4.75%, 6/15/29 (Canada)		20,000	18,900
GFL Environmental, Inc. 144A company guaranty sr. unsec. notes 4.00%, 8/1/28 (Canada)		23,000	21,160
GFL Environmental, Inc. 144A sr. notes 5.125%, 12/15/26 (Canada)		115,000	115,978

Master Intermediate Income Trust 31

CORPORATE BONDS AND NOTES (21.8%)* cont.	Principal amount	Value
Capital goods cont.
Great Lakes Dredge & Dock Corp. 144A company guaranty sr. unsec. notes 5.25%, 6/1/29	$50,000	$47,750
Madison IAQ, LLC 144A sr. notes 4.125%, 6/30/28	40,000	36,866
Panther BF Aggregator 2 LP/Panther Finance Co., Inc. 144A company guaranty sr. unsec. notes 8.50%, 5/15/27	125,000	129,688
PM General Purchaser, LLC 144A sr. notes 9.50%, 10/1/28	99,000	97,280
Roller Bearing Co. of America, Inc. 144A sr. notes 4.375%, 10/15/29	125,000	116,563
Sensata Technologies BV 144A company guaranty sr. unsec. notes 4.00%, 4/15/29	320,000	303,200
Staples, Inc. 144A sr. notes 7.50%, 4/15/26	352,000	341,829
Stevens Holding Co., Inc. 144A company guaranty sr. unsec. notes 6.125%, 10/1/26	208,000	214,808
Terex Corp. 144A company guaranty sr. unsec. notes 5.00%, 5/15/29	60,000	57,508
TransDigm, Inc. company guaranty sr. unsec. sub. notes 6.375%, 6/15/26	86,000	86,776
TransDigm, Inc. company guaranty sr. unsec. sub. notes 5.50%, 11/15/27	148,000	146,890
TransDigm, Inc. company guaranty sr. unsec. sub. notes 4.875%, 5/1/29	120,000	112,472
TransDigm, Inc. company guaranty sr. unsec. sub. notes 4.625%, 1/15/29	80,000	74,798
Vertical US Newco, Inc. 144A company guaranty sr. notes 5.25%, 7/15/27	200,000	197,806
Vertiv Group Corp. 144A company guaranty sr. notes 4.125%, 11/15/28	25,000	22,815
Waste Pro USA, Inc. 144A sr. unsec. notes 5.50%, 2/15/26	223,000	210,753
WESCO Distribution, Inc. 144A company guaranty sr. unsec. unsub. notes 7.25%, 6/15/28	115,000	122,146
		3,561,542
Communication services (2.7%)
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company guaranty sr. unsec. bonds 5.50%, 5/1/26	133,000	134,867
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec. bonds 5.375%, 6/1/29	847,000	847,000
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec. bonds 4.75%, 3/1/30	60,000	57,614
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec. bonds 4.50%, 8/15/30	55,000	51,606
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec. notes 5.00%, 2/1/28	199,000	196,911
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec. notes 4.25%, 2/1/31	45,000	40,838
CommScope Technologies, LLC 144A company guaranty sr. unsec. notes 6.00%, 6/15/25	82,000	77,663
CSC Holdings, LLC sr. unsec. unsub. bonds 5.25%, 6/1/24	120,000	120,152
CSC Holdings, LLC 144A company guaranty sr. unsec. notes 5.375%, 2/1/28	225,000	218,376
DIRECTV Holdings, LLC/DIRECTV Financing Co., Inc. 144A sr. notes 5.875%, 8/15/27	89,000	87,554
DISH DBS Corp. company guaranty sr. unsec. notes 7.75%, 7/1/26	130,000	129,155

32 Master Intermediate Income Trust

CORPORATE BONDS AND NOTES (21.8%)* cont.		Principal amount	Value
Communication services cont.
DISH DBS Corp. company guaranty sr. unsec. unsub. notes 7.375%, 7/1/28		$120,000	$113,700
DISH DBS Corp. company guaranty sr. unsec. unsub. notes 5.125%, 6/1/29		79,000	67,276
DISH DBS Corp. 144A company guaranty sr. notes 5.75%, 12/1/28		65,000	61,506
DISH DBS Corp. 144A company guaranty sr. notes 5.25%, 12/1/26		35,000	33,338
Frontier Communications Corp. 144A company guaranty sr. notes 5.875%, 10/15/27		190,000	188,727
Frontier Communications Corp. 144A notes 6.75%, 5/1/29		110,000	105,600
IHS Holding, Ltd. company guaranty sr. unsec. notes Ser. REGS, 6.25%, 11/29/28 (Nigeria)		740,000	693,750
Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes 5.25%, 3/15/26		264,000	264,425
Level 3 Financing, Inc. 144A company guaranty sr. unsec. notes 4.625%, 9/15/27		61,000	57,421
Level 3 Financing, Inc. 144A company guaranty sr. unsec. notes 4.25%, 7/1/28		66,000	60,589
Sprint Capital Corp. company guaranty sr. unsec. unsub. notes 6.875%, 11/15/28		260,000	301,259
Sprint Corp. company guaranty sr. unsec. notes 7.625%, 3/1/26		125,000	141,101
Sprint Corp. company guaranty sr. unsec. sub. notes 7.875%, 9/15/23		433,000	460,063
T-Mobile USA, Inc. company guaranty sr. notes 3.875%, 4/15/30		50,000	50,192
T-Mobile USA, Inc. company guaranty sr. notes 3.75%, 4/15/27		125,000	125,731
T-Mobile USA, Inc. company guaranty sr. unsec. bonds 2.875%, 2/15/31		80,000	72,074
T-Mobile USA, Inc. company guaranty sr. unsec. notes 5.375%, 4/15/27		19,000	19,509
T-Mobile USA, Inc. company guaranty sr. unsec. notes 2.625%, 2/15/29		55,000	50,200
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. bonds 4.75%, 2/1/28		148,000	150,427
Virgin Media Secured Finance PLC 144A company guaranty sr. bonds 5.00%, 4/15/27 (United Kingdom)	GBP	115,000	152,550
			5,131,174
Consumer cyclicals (3.7%)
ADT Security Corp. 144A sr. notes 4.125%, 8/1/29		$70,000	65,013
American Builders & Contractors Supply Co., Inc. 144A sr. notes 4.00%, 1/15/28		60,000	57,641
American Builders & Contractors Supply Co., Inc. 144A sr. unsec. notes 3.875%, 11/15/29		55,000	51,288
Asbury Automotive Group, Inc. 144A company guaranty sr. unsec. bonds 5.00%, 2/15/32		5,000	4,648
Asbury Automotive Group, Inc. 144A company guaranty sr. unsec. notes 4.625%, 11/15/29		15,000	13,969
Bath & Body Works, Inc. company guaranty sr. unsec. notes 7.50%, perpetual maturity		328,000	353,830
Bath & Body Works, Inc. 144A company guaranty sr. unsec. notes 9.375%, 7/1/25		15,000	17,121
Bath & Body Works, Inc. 144A company guaranty sr. unsec. unsub. bonds 6.625%, 10/1/30		55,000	57,750

Master Intermediate Income Trust 33

CORPORATE BONDS AND NOTES (21.8%)* cont.		Principal amount	Value
Consumer cyclicals cont.
Block, Inc. 144A sr. unsec. bonds 3.50%, 6/1/31		$75,000	$68,625
Boyd Gaming Corp. company guaranty sr. unsec. notes 4.75%, 12/1/27		55,000	54,725
Brookfield Residential Properties, Inc./Brookfield Residential US Corp. 144A sr. unsec. notes 5.00%, 6/15/29 (Canada)		80,000	72,641
Caesars Entertainment, Inc. 144A sr. notes 6.25%, 7/1/25		100,000	103,244
Caesars Entertainment, Inc. 144A sr. unsec. notes 4.625%, 10/15/29		110,000	102,850
Carnival Corp. 144A sr. unsec. notes 7.625%, 3/1/26		13,000	13,085
Carnival Corp. 144A sr. unsec. notes 5.75%, 3/1/27		105,000	100,135
CDI Escrow Issuer, Inc. 144A sr. unsec. notes 5.75%, 4/1/30		46,000	46,460
Cengage Learning, Inc. 144A sr. unsec. unsub. notes 9.50%, 6/15/24		110,000	109,725
Cinemark USA, Inc. 144A company guaranty sr. notes 8.75%, 5/1/25		25,000	26,156
Cinemark USA, Inc. 144A company guaranty sr. unsec. notes 5.25%, 7/15/28		85,000	79,380
Clear Channel Outdoor Holdings, Inc. 144A company guaranty sr. notes 5.125%, 8/15/27		80,000	79,135
Diamond Sports Group, LLC/Diamond Sports Finance Co. 144A company guaranty notes 5.375%, 8/15/26		144,000	55,800
Entercom Media Corp. 144A company guaranty notes 6.75%, 3/31/29		120,000	112,050
Entercom Media Corp. 144A company guaranty notes 6.50%, 5/1/27		244,000	228,935
Ford Motor Co. sr. unsec. unsub. bonds 7.45%, 7/16/31		100,000	118,000
Ford Motor Credit Co., LLC sr. unsec. unsub. notes 5.125%, 6/16/25		200,000	204,000
Ford Motor Credit Co., LLC sr. unsec. unsub. notes 4.00%, 11/13/30		200,000	188,340
Full House Resorts, Inc. 144A company guaranty sr. notes 8.25%, 2/15/28		120,000	122,700
Gap, Inc. (The) 144A company guaranty sr. unsec. bonds 3.875%, 10/1/31		115,000	100,177
Gartner, Inc. 144A company guaranty sr. unsec. bonds 3.75%, 10/1/30		135,000	126,731
Gartner, Inc. 144A company guaranty sr. unsec. notes 3.625%, 6/15/29		20,000	18,750
Gray Escrow II, Inc. 144A sr. unsec. bonds 5.375%, 11/15/31		60,000	57,373
Hanesbrands, Inc. 144A company guaranty sr. unsec. unsub. notes 4.625%, 5/15/24		125,000	126,875
iHeartCommunications, Inc. company guaranty sr. unsec. notes 8.375%, 5/1/27		186,721	192,789
JELD-WEN, Inc. 144A company guaranty sr. unsec. notes 4.875%, 12/15/27		65,000	62,238
JELD-WEN, Inc. 144A company guaranty sr. sub. notes 6.25%, 5/15/25		31,000	31,814
La Financiere Atalian SASU company guaranty sr. unsec. notes Ser. REGS, 4.00%, 5/15/24 (France)	EUR	100,000	100,539
Levi Strauss & Co. 144A sr. unsec. sub. bonds 3.50%, 3/1/31		$57,000	52,198
Live Nation Entertainment, Inc. 144A company guaranty sr. unsec. sub. notes 5.625%, 3/15/26		99,000	100,856
Live Nation Entertainment, Inc. 144A sr. notes 6.50%, 5/15/27		60,000	63,901
Masonite International Corp. 144A company guaranty sr. unsec. notes 5.375%, 2/1/28		45,000	45,338

34 Master Intermediate Income Trust

CORPORATE BONDS AND NOTES (21.8%)* cont.	Principal amount	Value
Consumer cyclicals cont.
Masonite International Corp. 144A company guaranty sr. unsec. notes 3.50%, 2/15/30	$55,000	$49,431
Mattamy Group Corp. 144A sr. unsec. notes 5.25%, 12/15/27 (Canada)	160,000	157,934
Mattamy Group Corp. 144A sr. unsec. notes 4.625%, 3/1/30 (Canada)	125,000	117,414
Mattel, Inc. 144A company guaranty sr. unsec. notes 5.875%, 12/15/27	170,000	177,837
Mattel, Inc. 144A company guaranty sr. unsec. notes 3.75%, 4/1/29	195,000	187,633
Mattel, Inc. 144A company guaranty sr. unsec. notes 3.375%, 4/1/26	25,000	24,477
McGraw-Hill Education, Inc. 144A sr. notes 5.75%, 8/1/28	95,000	90,608
NCL Corp., Ltd. 144A company guaranty sr. notes 5.875%, 2/15/27	30,000	29,550
NESCO Holdings II, Inc. 144A company guaranty notes 5.50%, 4/15/29	190,000	186,675
News Corp. 144A company guaranty sr. unsec. unsub. bonds 5.125%, 2/15/32	9,000	9,048
News Corp. 144A sr. unsec. notes 3.875%, 5/15/29	90,000	85,050
Nielsen Co. Luxembourg SARL (The) 144A company guaranty sr. unsec. notes 5.00%, 2/1/25 (Luxembourg)	58,000	58,290
Nielsen Finance, LLC/Nielsen Finance Co. 144A company guaranty sr. unsec. notes 5.625%, 10/1/28	80,000	80,576
Nielsen Finance, LLC/Nielsen Finance Co. 144A company guaranty sr. unsec. notes 4.50%, 7/15/29	40,000	39,900
Prime Security Services Borrower, LLC/Prime Finance, Inc. 144A company guaranty sr. notes 3.375%, 8/31/27	55,000	50,319
Prime Security Services Borrower, LLC/Prime Finance, Inc. 144A notes 6.25%, 1/15/28	115,000	112,538
Raptor Acquisition Corp./Raptor Co-Issuer, LLC 144A sr. notes 4.875%, 11/1/26	25,000	24,013
Royal Caribbean Cruises, Ltd. 144A sr. unsec. notes 5.50%, 8/31/26	26,000	25,267
Sabre GLBL, Inc. 144A company guaranty sr. notes 9.25%, 4/15/25	278,000	308,201
Scientific Games International, Inc. 144A company guaranty sr. notes 5.00%, 10/15/25	65,000	66,625
Scotts Miracle-Gro Co. (The) company guaranty sr. unsec. notes 4.50%, 10/15/29	168,000	157,500
Scotts Miracle-Gro Co. (The) company guaranty sr. unsec. unsub. bonds 4.375%, 2/1/32	40,000	35,424
Shift4 Payments, LLC/Shift4 Payments Finance Sub, Inc. 144A company guaranty sr. unsec. notes 4.625%, 11/1/26	100,000	97,250
Signal Parent, Inc. 144A sr. unsec. notes 6.125%, 4/1/29	110,000	89,648
Sinclair Television Group, Inc. 144A sr. bonds 4.125%, 12/1/30	60,000	53,500
Sirius XM Radio, Inc. 144A company guaranty sr. unsec. bonds 3.875%, 9/1/31	111,000	101,010
Sirius XM Radio, Inc. 144A company guaranty sr. unsec. notes 4.00%, 7/15/28	125,000	118,750
Six Flags Theme Parks, Inc. 144A company guaranty sr. notes 7.00%, 7/1/25	115,000	120,031
Spectrum Brands, Inc. 144A company guaranty sr. unsec. bonds 5.00%, 10/1/29	55,000	51,740
Standard Industries, Inc. 144A sr. unsec. bonds 3.375%, 1/15/31	45,000	39,375

Master Intermediate Income Trust 35

CORPORATE BONDS AND NOTES (21.8%)* cont.	Principal amount	Value
Consumer cyclicals cont.
Standard Industries, Inc. 144A sr. unsec. notes 4.75%, 1/15/28	$10,000	$9,563
Station Casinos, LLC 144A sr. unsec. notes 4.50%, 2/15/28	115,000	109,076
SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP Gaming Finance Corp. 144A company guaranty sr. unsub. notes 5.875%, 5/15/25	105,000	103,425
Urban One, Inc. 144A company guaranty sr. notes 7.375%, 2/1/28	104,000	104,390
Victoria’s Secret & Co. 144A sr. unsec. notes 4.625%, 7/15/29	155,000	139,888
White Cap Buyer, LLC 144A sr. unsec. notes 6.875%, 10/15/28	110,000	104,235
Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. 144A company guaranty sr. unsec. sub. notes 5.25%, 5/15/27	70,000	67,725
Wynn Resorts Finance, LLC/Wynn Resorts Capital Corp. 144A sr. unsec. bonds 5.125%, 10/1/29	122,000	114,833
Wynn Resorts Finance, LLC/Wynn Resorts Capital Corp. 144A sr. unsec. notes 7.75%, 4/15/25	35,000	36,318
		7,121,892
Consumer staples (1.8%)
1011778 BC ULC/New Red Finance, Inc. 144A bonds 4.00%, 10/15/30 (Canada)	80,000	72,163
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty notes 4.375%, 1/15/28 (Canada)	77,000	73,920
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty sr. notes 3.875%, 1/15/28 (Canada)	100,000	94,750
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons, LLC 144A company guaranty sr. unsec. notes 4.875%, 2/15/30	35,000	34,081
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons, LLC 144A company guaranty sr. unsec. notes 4.625%, 1/15/27	260,000	251,346
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons, LLC 144A company guaranty sr. unsec. notes 3.50%, 3/15/29	395,000	356,476
CDW, LLC/CDW Finance Corp. company guaranty sr. unsec. notes 3.25%, 2/15/29	18,000	16,539
Herc Holdings, Inc. 144A company guaranty sr. unsec. notes 5.50%, 7/15/27	130,000	131,820
IRB Holding Corp. 144A company guaranty sr. notes 7.00%, 6/15/25	60,000	62,400
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC 144A company guaranty sr. unsec. notes 4.75%, 6/1/27	110,000	111,650
Kraft Heinz Foods Co. company guaranty sr. unsec. notes 3.00%, 6/1/26	104,000	102,527
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec. notes 4.875%, 5/15/28	85,000	85,000
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec. notes 4.125%, 1/31/30	85,000	79,050
Match Group Holdings II, LLC 144A sr. unsec. bonds 5.00%, 12/15/27	33,000	32,840
Match Group Holdings II, LLC 144A sr. unsec. bonds 3.625%, 10/1/31	35,000	31,305
Match Group Holdings II, LLC 144A sr. unsec. notes 4.125%, 8/1/30	155,000	145,246
Match Group Holdings II, LLC 144A sr. unsec. unsub. notes 4.625%, 6/1/28	60,000	58,125
Millennium Escrow Corp. 144A sr. notes 6.625%, 8/1/26	50,000	47,472
Netflix, Inc. sr. unsec. notes 4.875%, 4/15/28	120,000	125,851
Netflix, Inc. sr. unsec. unsub. notes 5.875%, 11/15/28	246,000	271,166

36 Master Intermediate Income Trust

CORPORATE BONDS AND NOTES (21.8%)* cont.	Principal amount	Value
Consumer staples cont.
Netflix, Inc. 144A sr. unsec. bonds 5.375%, 11/15/29	$60,000	$64,950
Netflix, Inc. 144A sr. unsec. bonds 4.875%, 6/15/30	19,000	20,267
Newell Brands, Inc. sr. unsec. notes 4.875%, 6/1/25	66,000	68,128
Newell Brands, Inc. sr. unsec. unsub. notes 4.45%, 4/1/26	105,000	105,656
TripAdvisor, Inc. 144A company guaranty sr. unsec. notes 7.00%, 7/15/25	59,000	60,944
United Rentals North America, Inc. company guaranty sr. unsec. unsub. notes 3.75%, 1/15/32	605,000	564,163
Univision Communications, Inc. 144A company guaranty sr. notes 9.50%, 5/1/25	65,000	68,250
Univision Communications, Inc. 144A company guaranty sr. notes 6.625%, 6/1/27	115,000	120,463
Univision Communications, Inc. 144A company guaranty sr. notes 4.50%, 5/1/29	40,000	38,075
Yum! Brands, Inc. sr. unsec. bonds 5.375%, 4/1/32	25,000	25,057
Yum! Brands, Inc. sr. unsec. sub. bonds 3.625%, 3/15/31	55,000	50,151
Yum! Brands, Inc. 144A sr. unsec. bonds 4.75%, 1/15/30	55,000	53,934
		3,423,765
Energy (4.7%)
Antero Midstream Partners LP/Antero Midstream Finance Corp. 144A company guaranty sr. unsec. notes 7.875%, 5/15/26	65,000	70,338
Antero Resources Corp. 144A company guaranty sr. unsec. notes 8.375%, 7/15/26	10,000	11,025
Apache Corp. sr. unsec. unsub. notes 4.375%, 10/15/28	306,000	311,808
Callon Petroleum Co. 144A company guaranty notes 9.00%, 4/1/25	55,000	58,300
Centennial Resource Production, LLC 144A company guaranty sr. unsec. notes 6.875%, 4/1/27	90,000	90,459
ChampionX Corp. company guaranty sr. unsec. notes 6.375%, 5/1/26	42,000	42,840
Cheniere Energy Partners LP company guaranty sr. unsec. notes 4.50%, 10/1/29	570,000	572,850
Cheniere Energy Partners LP company guaranty sr. unsec. unsub. notes 4.00%, 3/1/31	90,000	87,245
Cheniere Energy Partners LP 144A company guaranty sr. unsec. unsub. bonds 3.25%, 1/31/32	10,000	9,100
Comstock Resources, Inc. 144A company guaranty sr. unsec. notes 7.50%, 5/15/25	23,000	23,345
Comstock Resources, Inc. 144A company guaranty sr. unsec. notes 5.875%, 1/15/30	80,000	78,824
Continental Resources, Inc. company guaranty sr. unsec. notes 4.375%, 1/15/28	117,000	118,615
Continental Resources, Inc. company guaranty sr. unsec. unsub. notes 4.50%, 4/15/23	105,000	106,260
Continental Resources, Inc. 144A company guaranty sr. unsec. bonds 5.75%, 1/15/31	127,000	138,913
Continental Resources, Inc. 144A company guaranty sr. unsec. bonds 2.875%, 4/1/32	125,000	111,469
DCP Midstream Operating LP company guaranty sr. unsec. notes 5.625%, 7/15/27	56,000	58,380
Encino Acquisition Partners Holdings, LLC 144A company guaranty sr. unsec. notes 8.50%, 5/1/28	248,000	255,264

Master Intermediate Income Trust 37

CORPORATE BONDS AND NOTES (21.8%)* cont.	Principal amount	Value
Energy cont.
Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec. bonds 5.75%, 1/30/28	$196,000	$202,615
Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec. notes 6.625%, 7/15/25	59,000	61,213
EnLink Midstream, LLC 144A company guaranty sr. unsec. notes 5.625%, 1/15/28	51,000	52,020
EQT Corp. sr. unsec. notes 5.00%, 1/15/29	10,000	10,323
Hess Midstream Operations LP 144A company guaranty sr. unsec. notes 5.125%, 6/15/28	102,000	101,933
Hess Midstream Operations LP 144A company guaranty sr. unsec. notes 4.25%, 2/15/30	30,000	28,308
Hess Midstream Operations LP 144A company guaranty sr. unsec. sub. notes 5.625%, 2/15/26	132,000	135,425
Holly Energy Partners LP/Holly Energy Finance Corp. 144A company guaranty sr. unsec. notes 5.00%, 2/1/28	195,000	185,004
Nabors Industries, Inc. 144A company guaranty sr. unsec. notes 9.00%, 2/1/25	70,097	73,006
Oasis Petroleum, Inc. 144A company guaranty sr. unsec. notes 6.375%, 6/1/26	40,000	41,000
Occidental Petroleum Corp. sr. unsec. bonds 6.625%, 9/1/30	200,000	229,500
Occidental Petroleum Corp. sr. unsec. bonds 6.125%, 1/1/31	550,000	618,750
Ovintiv, Inc. company guaranty sr. unsec. unsub. bonds 7.375%, 11/1/31	195,000	239,056
PBF Holding Co., LLC/PBF Finance Corp. 144A company guaranty sr. notes 9.25%, 5/15/25	295,000	303,915
Petrobras Global Finance BV company guaranty sr. unsec. unsub. notes 5.999%, 1/27/28 (Brazil)	169,000	177,450
Petrobras Global Finance BV company guaranty sr. unsec. unsub. notes 5.60%, 1/3/31 (Brazil)	879,000	889,988
Petrobras Global Finance BV company guaranty sr. unsec. unsub. notes 5.299%, 1/27/25 (Brazil)	409,000	427,201
Petroleos Mexicanos company guaranty sr. unsec. unsub. FRB 5.95%, 1/28/31 (Mexico)	816,000	753,176
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes 6.70%, 2/16/32 (Mexico)	1,034,000	982,300
Precision Drilling Corp. 144A company guaranty sr. unsec. notes 7.125%, 1/15/26 (Canada)	51,000	52,020
Precision Drilling Corp. 144A company guaranty sr. unsec. notes 6.875%, 1/15/29 (Canada)	20,000	20,300
Rattler Midstream LP 144A company guaranty sr. unsec. notes 5.625%, 7/15/25	80,000	81,200
Rockcliff Energy II, LLC 144A sr. unsec. notes 5.50%, 10/15/29	46,000	46,043
SM Energy Co. sr. unsec. notes 6.625%, 1/15/27	51,000	52,283
SM Energy Co. sr. unsec. unsub. notes 6.75%, 9/15/26	49,000	50,385
SM Energy Co. sr. unsec. unsub. notes 6.50%, 7/15/28	197,000	203,290
SM Energy Co. 144A company guaranty notes 10.00%, 1/15/25	30,000	32,750
Southwestern Energy Co. company guaranty sr. unsec. bonds 4.75%, 2/1/32	179,000	178,776
Southwestern Energy Co. company guaranty sr. unsec. notes 5.375%, 3/15/30	337,000	342,463

38 Master Intermediate Income Trust

CORPORATE BONDS AND NOTES (21.8%)* cont.		Principal amount	Value
Energy cont.
Southwestern Energy Co. company guaranty sr. unsec. notes 5.375%, 2/1/29		$230,000	$232,875
Transocean Pontus, Ltd. 144A company guaranty sr. notes 6.125%, 8/1/25 (Cayman Islands)		35,055	34,967
Transocean Poseidon, Ltd. 144A company guaranty sr. notes 6.875%, 2/1/27		82,500	81,675
Viper Energy Partners LP 144A company guaranty sr. unsec. notes 5.375%, 11/1/27		35,000	35,651
			9,101,896
Financials (2.5%)
AG Issuer, LLC 144A sr. notes 6.25%, 3/1/28		105,000	105,000
Alliant Holdings Intermediate, LLC/Alliant Holdings Co-Issuer 144A sr. notes 4.25%, 10/15/27		30,000	28,856
AmWINS Group, Inc. 144A sr. unsec. notes 4.875%, 6/30/29		30,000	28,801
Banca Monte dei Paschi di Siena SpA sr. unsec. unsub. notes Ser. EMTN, 2.625%, 4/28/25 (Italy)	EUR	105,000	109,109
Barclays PLC unsec. sub. bonds 4.836%, 5/9/28 (United Kingdom)		$200,000	204,215
CNO Financial Group, Inc. sr. unsec. notes 5.25%, 5/30/29		100,000	105,200
Cobra AcquisitionCo, LLC 144A company guaranty sr. unsec. notes 6.375%, 11/1/29		188,000	161,210
Coinbase Global, Inc. 144A company guaranty sr. unsec. unsub. bonds 3.625%, 10/1/31		35,000	29,838
Coinbase Global, Inc. 144A company guaranty sr. unsec. unsub. notes 3.375%, 10/1/28		40,000	35,450
Commerzbank AG 144A unsec. sub. notes 8.125%, 9/19/23 (Germany)		200,000	211,250
Freedom Mortgage Corp. 144A sr. unsec. notes 8.125%, 11/15/24		53,000	52,801
Freedom Mortgage Corp. 144A sr. unsec. notes 6.625%, 1/15/27		40,000	37,089
goeasy, Ltd. 144A company guaranty sr. unsec. notes 5.375%, 12/1/24 (Canada)		35,000	34,738
goeasy, Ltd. 144A company guaranty sr. unsec. notes 4.375%, 5/1/26 (Canada)		70,000	66,238
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. notes 6.25%, 5/15/26		104,000	106,080
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. notes 5.25%, 5/15/27		25,000	24,536
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. sub. notes 4.375%, 2/1/29		64,000	58,720
International Lease Finance Corp. sr. unsec. unsub. notes 5.875%, 8/15/22		15,000	15,148
Intesa Sanpaolo SpA 144A unsec. sub. notes 5.017%, 6/26/24 (Italy)		200,000	201,569
iStar, Inc. sr. unsec. notes 5.50%, 2/15/26 R		190,000	192,375
iStar, Inc. sr. unsec. notes 4.75%, 10/1/24 R		156,000	157,275
iStar, Inc. sr. unsec. notes 4.25%, 8/1/25 R		122,000	120,018
Itau Unibanco Holding SA/Cayman Islands 144A unsec. sub. FRB 3.875%, 4/15/31 (Brazil)		930,000	881,175
Ladder Capital Finance Holdings, LLLP/Ladder Capital Finance Corp. 144A company guaranty sr. unsec. notes 4.75%, 6/15/29 R		172,000	162,218
Ladder Capital Finance Holdings, LLLP/Ladder Capital Finance Corp. 144A company guaranty sr. unsec. unsub. notes 5.25%, 10/1/25 R		25,000	24,906

Master Intermediate Income Trust 39

CORPORATE BONDS AND NOTES (21.8%)* cont.	Principal amount	Value
Financials cont.
Ladder Capital Finance Holdings, LLLP/Ladder Capital Finance Corp. 144A sr. unsec. notes 4.25%, 2/1/27 R	$115,000	$109,681
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr. unsec. notes 5.75%, 11/15/31	210,000	200,279
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr. unsec. notes 5.50%, 8/15/28	93,000	89,401
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr. unsec. notes 5.125%, 12/15/30	35,000	32,375
NatWest Group PLC sr. unsec. unsub. FRN 4.269%, 3/22/25 (United Kingdom)	570,000	576,611
OneMain Finance Corp. company guaranty sr. unsec. notes 8.875%, 6/1/25	45,000	47,410
OneMain Finance Corp. company guaranty sr. unsec. sub. notes 7.125%, 3/15/26	60,000	64,133
OneMain Finance Corp. company guaranty sr. unsec. unsub. notes 5.375%, 11/15/29	161,000	156,423
PennyMac Financial Services, Inc. 144A company guaranty sr. unsec. notes 5.375%, 10/15/25	110,000	108,900
PHH Mortgage Corp. 144A company guaranty sr. notes 7.875%, 3/15/26	105,000	98,175
Provident Funding Associates LP/PFG Finance Corp. 144A sr. unsec. notes 6.375%, 6/15/25	235,000	231,066
Service Properties Trust company guaranty sr. unsec. unsub. notes 7.50%, 9/15/25 R	41,000	43,011
VTB Bank OJSC Via VTB Capital SA 144A unsec. sub. bonds 6.95%, 10/17/22 (Russia)	200,000	20,000
		4,931,280
Health care (1.7%)
Bausch Health Cos., Inc. 144A company guaranty sr. notes 6.125%, 2/1/27	51,000	51,191
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes 7.25%, 5/30/29	105,000	89,558
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes 6.25%, 2/15/29	80,000	65,600
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes 5.00%, 2/15/29	50,000	38,950
Bausch Health Cos., Inc. 144A sr. notes 4.875%, 6/1/28	65,000	62,238
Centene Corp. sr. unsec. bonds 3.00%, 10/15/30	55,000	50,516
Centene Corp. sr. unsec. notes 4.625%, 12/15/29	250,000	252,500
Charles River Laboratories International, Inc. 144A company guaranty sr. unsec. notes 4.00%, 3/15/31	60,000	56,475
Charles River Laboratories International, Inc. 144A company guaranty sr. unsec. notes 3.75%, 3/15/29	55,000	51,838
CHS/Community Health Systems, Inc. 144A company guaranty sr. notes 8.00%, 3/15/26	305,000	317,633
CHS/Community Health Systems, Inc. 144A company guaranty sr. notes 6.00%, 1/15/29	10,000	10,125
CHS/Community Health Systems, Inc. 144A company guaranty sr. notes 5.625%, 3/15/27	45,000	45,788
CHS/Community Health Systems, Inc. 144A company guaranty sr. unsec. sub. notes 6.875%, 4/1/28	105,000	95,240

40 Master Intermediate Income Trust

CORPORATE BONDS AND NOTES (21.8%)* cont.		Principal amount	Value
Health care cont.
Elanco Animal Health, Inc. sr. unsec. notes Ser. WI, 6.40%, 8/28/28		$130,000	$139,428
Endo Luxembourg Finance Co. I SARL/Endo US, Inc. 144A company guaranty sr. notes 6.125%, 4/1/29 (Luxembourg)		45,000	40,838
Global Medical Response, Inc. 144A sr. notes 6.50%, 10/1/25		55,000	54,588
HCA, Inc. company guaranty sr. unsec. notes 5.375%, 9/1/26		245,000	257,250
HCA, Inc. company guaranty sr. unsec. notes 3.50%, 9/1/30		55,000	53,134
Jazz Securities DAC 144A company guaranty sr. unsub. notes 4.375%, 1/15/29 (Ireland)		200,000	193,750
Laboratoire Eimer Selarl company guaranty sr. unsec. notes Ser. REGS, 5.00%, 2/1/29 (France)	EUR	110,000	113,155
Mallinckrodt International Finance SA/Mallinckrodt CB, LLC 144A company guaranty sub. notes 10.00%, 4/15/25 (Luxembourg)		$105,000	99,225
Option Care Health, Inc. 144A company guaranty sr. unsec. notes 4.375%, 10/31/29		20,000	18,750
Owens & Minor, Inc. 144A sr. unsec. notes 4.50%, 3/31/29		60,000	57,300
Service Corp. International sr. unsec. bonds 5.125%, 6/1/29		155,000	157,726
Service Corp. International sr. unsec. notes 3.375%, 8/15/30		40,000	36,035
Service Corp. International sr. unsec. sub. notes 4.00%, 5/15/31		40,000	37,213
Tenet Healthcare Corp. company guaranty sr. notes 4.625%, 7/15/24		99,000	99,426
Tenet Healthcare Corp. 144A company guaranty notes 6.25%, 2/1/27		28,000	28,745
Tenet Healthcare Corp. 144A company guaranty sr. notes 5.125%, 11/1/27		235,000	236,106
Tenet Healthcare Corp. 144A company guaranty sr. notes 4.875%, 1/1/26		249,000	251,179
Tenet Healthcare Corp. 144A company guaranty sr. notes 4.25%, 6/1/29		95,000	91,081
Teva Pharmaceutical Finance Netherlands III BV company guaranty sr. unsec. notes 6.75%, 3/1/28 (Israel)		200,000	209,650
			3,362,231
Technology (0.6%)
Arches Buyer, Inc. 144A sr. notes 4.25%, 6/1/28		40,000	37,314
Arches Buyer, Inc. 144A sr. unsec. notes 6.125%, 12/1/28		35,000	32,352
CommScope Finance, LLC 144A sr. notes 6.00%, 3/1/26		20,000	20,232
Condor Merger Sub., Inc. 144A sr. unsec. notes 7.375%, 2/15/30		130,000	124,701
Crowdstrike Holdings, Inc. company guaranty sr. unsec. notes 3.00%, 2/15/29		80,000	73,400
Diebold Nixdorf, Inc. 144A company guaranty sr. notes 9.375%, 7/15/25		54,000	54,857
Imola Merger Corp. 144A sr. notes 4.75%, 5/15/29		131,000	126,148
Microchip Technology, Inc. company guaranty sr. unsec. notes 4.25%, 9/1/25		119,000	120,420
Tempo Acquisition, LLC/Tempo Acquisition Finance Corp. 144A company guaranty sr. notes 5.75%, 6/1/25		45,000	45,394
TTM Technologies, Inc. 144A company guaranty sr. unsec. notes 4.00%, 3/1/29		90,000	83,250
Twilio, Inc. company guaranty sr. unsec. notes 3.875%, 3/15/31		65,000	60,419
Twilio, Inc. company guaranty sr. unsec. notes 3.625%, 3/15/29		320,000	301,600

Master Intermediate Income Trust 41

CORPORATE BONDS AND NOTES (21.8%)* cont.	Principal amount	Value
Technology cont.
ZoomInfo Technologies, LLC/ZoomInfo Finance Corp. 144A company guaranty sr. unsec. notes 3.875%, 2/1/29	$125,000	$114,253
		1,194,340
Transportation (0.3%)
American Airlines, Inc./AAdvantage Loyalty IP, Ltd. 144A company guaranty sr. notes 5.75%, 4/20/29	120,000	119,550
American Airlines, Inc./AAdvantage Loyalty IP, Ltd. 144A company guaranty sr. notes 5.50%, 4/20/26	120,000	120,900
Delta Air Lines, Inc./SkyMiles IP, Ltd. 144A company guaranty sr. notes 4.75%, 10/20/28	170,000	171,302
United Airlines, Inc. 144A company guaranty sr. notes 4.625%, 4/15/29	45,000	42,793
United Airlines, Inc. 144A company guaranty sr. notes 4.375%, 4/15/26	45,000	44,265
		498,810
Utilities and power (0.5%)
Buckeye Partners LP sr. unsec. notes 3.95%, 12/1/26	29,000	28,340
Buckeye Partners LP 144A sr. unsec. notes 4.50%, 3/1/28	45,000	43,108
Calpine Corp. 144A company guaranty sr. notes 5.25%, 6/1/26	29,000	29,145
Calpine Corp. 144A company guaranty sr. notes 4.50%, 2/15/28	170,000	165,832
Calpine Corp. 144A sr. unsec. notes 5.00%, 2/1/31	25,000	22,750
Calpine Corp. 144A sr. unsec. notes 4.625%, 2/1/29	10,000	9,200
NRG Energy, Inc. company guaranty sr. unsec. notes 6.625%, 1/15/27	8,000	8,244
NRG Energy, Inc. 144A company guaranty sr. notes 3.75%, 6/15/24	170,000	169,886
NRG Energy, Inc. 144A company guaranty sr. unsec. bonds 3.875%, 2/15/32	80,000	70,400
NRG Energy, Inc. 144A sr. unsec. bonds 5.25%, 6/15/29	49,000	47,884
Pacific Gas and Electric Co. company guaranty sr. unsec. unsub. notes 2.95%, 3/1/26	110,000	104,526
Pacific Gas and Electric Co. sr. notes 3.30%, 3/15/27	30,000	28,791
Vistra Operations Co., LLC 144A company guaranty sr. notes 4.30%, 7/15/29	50,000	48,262
Vistra Operations Co., LLC 144A company guaranty sr. unsec. notes 5.50%, 9/1/26	168,000	168,919
Vistra Operations Co., LLC 144A company guaranty sr. unsec. sub. notes 5.00%, 7/31/27	75,000	73,786
		1,019,073
Total corporate bonds and notes (cost $43,702,883)		$42,294,733

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (9.8%)*		Principal amount	Value
Bahrain (Kingdom of) 144A sr. unsec. notes 7.375%, 5/14/30 (Bahrain)		$960,000	$1,039,228
Cote d’Ivoire (Republic of) sr. unsec. unsub. bonds Ser. REGS, 5.25%, 3/22/30 (Cote d’Ivoire)	EUR	1,345,000	1,374,096
Cote d’Ivoire (Republic of) sr. unsec. unsub. notes Ser. REGS, 6.375%, 3/3/28 (Cote d’Ivoire)		$1,025,000	1,045,500
Cote d’Ivoire (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.375%, 7/23/24 (Cote d’Ivoire)		1,300,000	1,288,625

42 Master Intermediate Income Trust

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (9.8%)* cont.	Principal amount	Value
Development Bank of Mongolia, LLC unsec. notes Ser. REGS, 7.25%, 10/23/23 (Mongolia)	$340,000	$342,550
Dominican (Republic of) sr. unsec. bonds Ser. REGS, 4.875%, 9/23/32 (Dominican Republic)	325,000	293,719
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 6.875%, 1/29/26 (Dominican Republic)	336,000	358,680
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 6.00%, 7/19/28 (Dominican Republic)	180,000	182,702
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.95%, 1/25/27 (Dominican Republic)	284,000	291,810
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.50%, 1/27/25 (Dominican Republic)	380,000	394,250
Dominican (Republic of) 144A sr. unsec. notes 4.50%, 1/30/30 (Dominican Republic)	260,000	238,553
Dominican (Republic of) 144A sr. unsec. unsub. bonds 5.50%, 1/27/25 (Dominican Republic)	725,000	750,375
Egypt (Arab Republic of) sr. unsec. bonds Ser. REGS, 7.30%, 9/30/33 (Egypt)	360,000	314,100
Egypt (Arab Republic of) sr. unsec. notes Ser. REGS, 7.60%, 3/1/29 (Egypt)	840,000	795,917
Ghana (Republic of) sr. unsec. unsub. notes Ser. REGS, 8.125%, 1/18/26 (Ghana)	1,510,000	1,272,175
Indonesia (Republic of) sr. unsec. unsub. bonds 2.85%, 2/14/30 (Indonesia)	379,000	372,486
Indonesia (Republic of) sr. unsec. unsub. notes Ser. REGS, 4.75%, 1/8/26 (Indonesia)	1,020,000	1,083,740
Indonesia (Republic of) sr. unsec. unsub. notes Ser. REGS, 4.125%, 1/15/25 (Indonesia)	360,000	372,154
Indonesia (Republic of) 144A sr. unsec. notes 4.75%, 1/8/26 (Indonesia)	200,000	212,499
Indonesia (Republic of) 144A sr. unsec. unsub. notes 4.35%, 1/8/27 (Indonesia)	650,000	690,625
Indonesia (Republic of) 144A sr. unsec. unsub. notes 3.375%, 4/15/23 (Indonesia)	560,000	566,998
Kenya (Republic of) sr. unsec. notes Ser. REGS, 7.00%, 5/22/27 (Kenya)	485,000	466,348
Mongolia (Government of) sr. unsec. notes Ser. REGS, 5.125%, 4/7/26 (Mongolia)	270,000	265,612
Senegal (Republic of) unsec. bonds Ser. REGS, 6.25%, 5/23/33 (Senegal)	2,240,000	2,105,600
Tunisia (Central Bank of) sr. unsec. unsub. notes Ser. REGS, 5.75%, 1/30/25 (Tunisia)	760,000	509,200
Turkey (Republic of) sr. unsec. unsub. notes 6.35%, 8/10/24 (Turkey)	430,000	426,347
United Mexican States sr. unsec. unsub. bonds 3.25%, 4/16/30 (Mexico)	1,009,000	971,233
Vietnam (Socialist Republic of) sr. unsec. notes Ser. REGS, 4.80%, 11/19/24 (Vietnam)	910,000	941,861
Total foreign government and agency bonds and notes (cost $19,414,292)		$18,966,983

Master Intermediate Income Trust 43

CONVERTIBLE BONDS AND NOTES (6.0%)*	Principal amount	Value
Capital goods (0.1%)
John Bean Technologies Corp. 144A cv. sr. unsec. notes 0.25%, 5/15/26	$103,000	$98,932
Middleby Corp. (The) cv. sr. unsec. notes 1.00%, 9/1/25	42,000	57,829
		156,761
Communication services (0.4%)
Cable One, Inc. cv. company guaranty sr. unsec. notes 1.125%, 3/15/28	196,000	175,224
DISH Network Corp. cv. sr. unsec. notes 3.375%, 8/15/26	357,000	321,122
Liberty Media Corp. cv. sr. unsec. bonds 1.375%, 10/15/23	38,000	53,561
Liberty Media Corp. cv. sr. unsec. unsub. bonds 0.50%, 12/1/50	79,000	112,101
Liberty Media Corp. 144A cv. sr. unsec. unsub. bonds 2.75%, 12/1/49	188,000	187,199
		849,207
Consumer cyclicals (1.0%)
Alarm.com Holdings, Inc. cv. sr. unsec. notes zero %, 1/15/26	63,000	53,235
Block, Inc. cv. sr. unsec. sub. notes 0.25%, 11/1/27	97,000	87,846
Block, Inc. cv. sr. unsec. sub. notes zero %, 5/1/26	80,000	73,948
Booking Holdings, Inc. cv. sr. unsec. notes 0.75%, 5/1/25	121,000	174,603
Burlington Stores, Inc. cv. sr. unsec. notes 2.25%, 4/15/25	88,000	100,485
DraftKings, Inc. cv. sr. unsec. unsub. notes zero %, 3/15/28	82,000	58,917
Expedia Group, Inc. cv. company guaranty sr. unsec. unsub. notes zero %, 2/15/26	166,000	201,906
Ford Motor Co. cv. sr. unsec. notes zero %, 3/15/26	234,000	276,588
Liberty TripAdvisor Holdings, Inc. 144A cv. sr. unsec. bonds 0.50%, 6/30/51	95,000	77,863
Live Nation Entertainment, Inc. cv. sr. unsec. notes 2.50%, 3/15/23	72,000	127,037
National Vision Holdings, Inc. cv. sr. unsec. sub. notes 2.50%, 5/15/25	37,000	56,795
NCL Corp., Ltd. cv. company guaranty sr. unsec. notes 5.375%, 8/1/25	37,000	53,465
NCL Corp., Ltd. 144A cv. company guaranty sr. unsec. notes 2.50%, 2/15/27	73,000	69,679
Royal Caribbean Cruises, Ltd. cv. sr. unsec. notes 2.875%, 11/15/23	219,000	264,771
Shift4 Payments, Inc. cv. sr. unsec. sub. notes zero %, 12/15/25	109,000	114,123
Vail Resorts, Inc. cv. sr. unsec. sub. notes zero %, 1/1/26	168,000	162,706
Winnebago Industries, Inc. cv. sr. unsec. notes 1.50%, 4/1/25	74,000	80,697
		2,034,664
Consumer staples (0.6%)
Airbnb, Inc. cv. sr. unsec. sub. notes zero %, 3/15/26	142,000	137,270
Beauty Health Co. (The) 144A cv. sr. unsec. sub. notes 1.25%, 10/1/26	82,000	74,394
Cheesecake Factory, Inc. (The) cv. sr. unsec. sub. notes 0.375%, 6/15/26	103,000	92,185
Chegg, Inc. cv. sr. unsec. notes zero %, 9/1/26	111,000	90,687
Etsy, Inc. 144A cv. sr. unsec. notes 0.25%, 6/15/28	180,000	159,930
Lyft, Inc. cv. sr. unsec. notes 1.50%, 5/15/25	70,000	86,695
Shake Shack, Inc. cv. sr. unsec. notes zero %, 3/1/28	112,000	89,880
Uber Technologies, Inc. cv. sr. unsec. notes zero %, 12/15/25	80,000	71,600
Upwork, Inc. 144A cv. sr. unsec. notes 0.25%, 8/15/26	106,000	86,549

44 Master Intermediate Income Trust

CONVERTIBLE BONDS AND NOTES (6.0%)* cont.	Principal amount	Value
Consumer staples cont.
Wayfair, Inc. cv. sr. unsec. notes 0.625%, 10/1/25	$210,000	$172,410
Zillow Group, Inc. cv. sr. unsec. notes 2.75%, 5/15/25	40,000	45,140
		1,106,740
Energy (0.4%)
Enphase Energy, Inc. cv. sr. unsec. sub. notes zero %, 3/1/28	174,000	180,786
Pioneer Natural Resources Co. cv. sr. unsec. notes 0.25%, 5/15/25	136,000	322,932
SolarEdge Technologies, Inc. cv. sr. unsec. notes zero %, 9/15/25 (Israel)	72,000	98,028
Sunrun, Inc. cv. sr. unsec. notes zero %, 2/1/26	62,000	49,321
Transocean, Inc. cv. company guaranty sr. unsec. sub. notes 0.50%, 1/30/23	96,000	90,019
		741,086
Financials (0.2%)
Blackstone Mortgage Trust, Inc. cv. sr. unsec. notes 4.75%, 3/15/23 R	108,000	109,188
JPMorgan Chase Financial Co., LLC cv. company guaranty sr. unsec. notes 0.25%, 5/1/23	109,000	119,355
SoFi Technologies, Inc. 144A cv. sr. unsec. notes zero %, 10/15/26	79,000	63,745
		292,288
Health care (0.8%)
BioMarin Pharmaceutical, Inc. cv. sr. unsec. sub. notes 1.25%, 5/15/27	65,000	65,084
DexCom, Inc. cv. sr. unsec. unsub. notes 0.25%, 11/15/25	161,000	183,842
Exact Sciences Corp. cv. sr. unsec. sub. notes 0.375%, 3/1/28	243,000	213,597
Guardant Health, Inc. cv. sr. unsec. sub. notes zero %, 11/15/27	123,000	98,658
Halozyme Therapeutics, Inc. cv. sr. unsec. notes 0.25%, 3/1/27	150,000	130,688
Insulet Corp. cv. sr. unsec. notes 0.375%, 9/1/26	58,000	76,879
Ironwood Pharmaceuticals, Inc. cv. sr. unsec. notes 1.50%, 6/15/26	77,000	90,745
Jazz Investments I, Ltd. cv. company guaranty sr. unsec. sub. notes 1.50%, 8/15/24 (Ireland)	152,000	155,040
NeoGenomics, Inc. cv. sr. unsec. notes 0.25%, 1/15/28	130,000	84,581
Neurocrine Biosciences, Inc. cv. sr. unsec. notes 2.25%, 5/15/24	42,000	55,020
Omnicell, Inc. cv. sr. unsec. notes 0.25%, 9/15/25	72,000	101,484
Pacira Pharmaceuticals, Inc. cv. sr. unsec. sub. notes 0.75%, 8/1/25	135,000	167,231
Tandem Diabetes Care, Inc. 144A cv. sr. unsec. notes 1.50%, 5/1/25	53,000	65,932
Teladoc Health, Inc. cv. sr. unsec. sub. notes 1.25%, 6/1/27	101,000	85,194
		1,573,975
Technology (2.1%)
3D Systems Corp. 144A cv. sr. unsec. notes zero %, 11/15/26	57,000	47,823
Akamai Technologies, Inc. cv. sr. unsec. notes 0.375%, 9/1/27	170,000	195,415
Akamai Technologies, Inc. cv. sr. unsec. notes 0.125%, 5/1/25	93,000	122,202
Avalara, Inc. 144A cv. sr. unsec. notes 0.25%, 8/1/26	83,000	70,799
Bentley Systems, Inc. 144A cv. sr. unsec. sub. notes 0.375%, 7/1/27	153,000	132,804
Bill.com Holdings, Inc. 144A cv. sr. unsec. unsub. notes zero %, 4/1/27	104,000	99,190
Blackline, Inc. cv. sr. unsec. notes zero %, 3/15/26	106,000	89,570
Box, Inc. cv. sr. unsec. notes zero %, 1/15/26	131,000	165,322
Ceridian HCM Holding, Inc. cv. sr. unsec. notes 0.25%, 3/15/26	94,000	81,968
Coupa Software, Inc. cv. sr. unsec. notes 0.375%, 6/15/26	157,000	131,723

Master Intermediate Income Trust 45

CONVERTIBLE BONDS AND NOTES (6.0%)* cont.	Principal amount	Value
Technology cont.
CyberArk Software, Ltd. cv. sr. unsec. notes zero %, 11/15/24 (Israel)	$90,000	$111,546
Datadog, Inc. cv. sr. unsec. notes 0.125%, 6/15/25	33,000	58,410
DigitalOcean Holdings, Inc. 144A cv. sr. unsec. notes zero %, 12/1/26	58,000	45,994
Envestnet, Inc. 144A cv. company guaranty sr. unsec. notes 0.75%, 8/15/25	93,000	90,326
Everbridge, Inc. cv. sr. unsec. notes zero %, 3/15/26	120,000	101,850
Five9, Inc. cv. sr. unsec. notes 0.50%, 6/1/25	47,000	50,925
Guidewire Software, Inc. cv. sr. unsec. sub. notes 1.25%, 3/15/25	107,000	111,901
Impinj, Inc. 144A cv. sr. unsec. notes 1.125%, 5/15/27	57,000	53,473
Lumentum Holdings, Inc. cv. sr. unsec. notes 0.50%, 12/15/26	138,000	159,925
MongoDB, Inc. cv. sr. unsec. notes 0.25%, 1/15/26	33,000	71,462
Okta, Inc. cv. sr. unsec. notes 0.375%, 6/15/26	194,000	189,150
ON Semiconductor Corp. 144A cv. sr. unsec. notes zero %, 5/1/27	109,000	147,477
Palo Alto Networks, Inc. cv. sr. unsec. notes 0.375%, 6/1/25	86,000	181,116
Pegasystems, Inc. 144A cv. sr. unsec. notes 0.75%, 3/1/25	72,000	67,644
Perficient, Inc. 144A cv. sr. unsec. notes 0.125%, 11/15/26	34,000	30,379
Rapid7, Inc. cv. sr. unsec. notes 0.25%, 3/15/27	103,000	128,081
RingCentral, Inc. cv. sr. unsec. notes zero %, 3/1/25	122,000	106,079
Silicon Laboratories, Inc. cv. sr. unsec. notes 0.625%, 6/15/25	76,000	104,356
Snap, Inc. 144A cv. sr. unsec. notes zero %, 5/1/27	133,000	113,316
Splunk, Inc. cv. sr. unsec. notes 1.125%, 6/15/27	298,000	284,590
Spotify USA, Inc. cv. company guaranty sr. unsec. notes zero %, 3/15/26	68,000	57,945
Twitter, Inc. cv. sr. unsec. sub. notes zero %, 3/15/26	264,000	221,628
Unity Software, Inc. 144A cv. sr. unsec. notes zero %, 11/15/26	92,000	75,486
Viavi Solutions, Inc. cv. sr. unsec. unsub. notes 1.00%, 3/1/24	49,000	63,547
Wolfspeed, Inc. 144A cv. sr. unsec. unsub. notes 0.25%, 2/15/28	60,000	67,988
Zendesk, Inc. cv. sr. unsec. notes 0.625%, 6/15/25	86,000	108,403
Ziff Davis, Inc. 144A cv. sr. unsec. notes 1.75%, 11/1/26	71,000	80,053
Zscaler, Inc. cv. sr. unsec. notes 0.125%, 7/1/25	37,000	62,956
		4,082,822
Transportation (0.2%)
American Airlines Group, Inc. cv. company guaranty notes 6.50%, 7/1/25	93,000	127,224
JetBlue Airways Corp. 144A cv. sr. unsec. notes 0.50%, 4/1/26	124,000	115,374
Southwest Airlines Co. cv. sr. unsec. notes 1.25%, 5/1/25	170,000	230,690
		473,288
Utilities and power (0.2%)
NextEra Energy Partners LP 144A cv. company guaranty sr. unsec. notes zero %, 11/15/25	145,000	164,048
NRG Energy, Inc. cv. company guaranty sr. unsec. bonds 2.75%, 6/1/48	129,000	141,382
		305,430
Total convertible bonds and notes (cost $11,680,646)		$11,616,261

46 Master Intermediate Income Trust

SENIOR LOANS (3.1%)*c	Principal amount	Value
Basic materials (0.2%)
Klockner-Pentaplast of America, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 4.75%), 5.554%, 2/4/26	$29,700	$26,971
PQ Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 2.75%), 3.25%, 6/9/28	19,850	19,569
Starfruit US Holdco, LLC bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.00%), 4.006%, 10/1/25	167,405	164,685
TAMKO Building Products, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.00%), 3.522%, 5/3/26	257,578	251,782
		463,007
Capital goods (0.6%)
Adient US, LLC bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.25%), 3.707%, 4/1/28	74,438	73,135
American Axle and Manufacturing, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 2.25%), 3.00%, 4/6/24	20,819	20,663
BWAY Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.25%), 3.705%, 4/3/24	347,663	342,302
Filtration Group Corp. bank term loan FRN (1 Month US LIBOR + 3.50%), 4.00%, 10/19/28	9,950	9,826
GFL Environmental, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 3.00%), 3.50%, 5/31/25	194,815	193,841
Staples, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 5.00%), 5.317%, 4/9/26	87,623	82,630
Titan Acquisition, Ltd. (United Kingdom) bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.00%), 4.006%, 3/28/25	217,914	212,857
TK Elevator US Newco, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 3.50%), 4.00%, 7/31/27	207,274	205,073
		1,140,327
Communication services (0.1%)
Asurion, LLC bank term loan FRN Ser. B9, (BBA LIBOR USD 3 Month + 3.25%), 3.707%, 7/31/27	29,774	29,132
DIRECTV Financing, LLC bank term loan FRN (BBA LIBOR USD 3 Month + 5.00%), 5.75%, 7/22/27	76,400	76,231
		105,363
Consumer cyclicals (0.9%)
AppleCaramel Buyer, LLC bank term loan FRN (CME TERM SOFR 3 Month PLUS CSA + 0.00%), 4.25%, 10/19/27	212,622	209,875
Cengage Learning, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 4.75%), 5.75%, 6/29/26	174,125	172,493
Clear Channel Outdoor Holdings, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.50%), 3.799%, 8/21/26	230,976	226,819
Cornerstone Building Brands, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 3.25%), 3.75%, 4/12/28	152,488	147,277
CPG International, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 2.50%), 3.25%, 5/5/24	100,227	99,275
Diamond Sports Group, LLC bank term loan FRN (CME TERM SOFR 3 Month PLUS CSA + 3.25%), 3.79%, 8/24/26	97,506	32,970
Fertitta Entertainment, LLC/NV bank term loan FRN Ser. B, (CME TERM SOFR 3 Month PLUS CSA + 4.00%), 4.50%, 1/12/29	84,085	83,559
Garda World Security Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 4.25%), 4.71%, 10/30/26	82,448	81,359

Master Intermediate Income Trust 47

SENIOR LOANS (3.1%)*c cont.	Principal amount	Value
Consumer cyclicals cont.
iHeartCommunications, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 3.25%), 3.75%, 5/1/26	$71,328	$70,838
iHeartCommunications, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.00%), 3.457%, 5/1/26	44,355	44,028
Nexstar Broadcasting, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 2.75%), 2.955%, 6/19/26	125,098	124,495
Robertshaw Holdings Corp. bank term loan FRN (BBA LIBOR USD 3 Month + 8.00%), 9.00%, 2/28/26	100,000	75,000
Scientific Games International, Inc. bank term loan FRN Ser. B5, (BBA LIBOR USD 3 Month + 2.75%), 3.207%, 8/14/24	63,190	62,914
Terrier Media Buyer, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 3.50%), 3.957%, 12/17/26	122,327	120,319
Werner Finco LP bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 4.00%), 5.00%, 7/24/24	184,656	182,656
		1,733,877
Consumer staples (0.2%)
Brand Industrial Services, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 4.25%), 5.25%, 6/21/24	385,490	367,126
IRB Holding Corp. bank term loan FRN (CME TERM SOFR 3 Month PLUS CSA + 3.00%), 3.75%, 12/15/27	39,500	39,237
IRB Holding Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 2.75%), 3.75%, 2/5/25	96,970	96,121
		502,484
Energy (0.1%)
CQP Holdco LP bank term loan FRN (BBA LIBOR USD 3 Month + 3.75%), 4.756%, 6/4/28	94,288	93,713
Southwestern Energy Co. bank term loan FRN Ser. B, (CME TERM SOFR 3 Month PLUS CSA + 2.50%), 3.301%, 6/8/27	64,838	64,675
		158,388
Financials (0.1%)
Forest City Enterprises LP bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.50%), 3.957%, 12/7/25	91,429	90,693
HUB International, Ltd. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.25%), 4.00%, 4/25/25	43,993	43,673
		134,366
Health care (0.3%)
Elanco Animal Health, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 1.75%), 1.981%, 2/4/27	61,394	60,339
Enterprise Merger Sub, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 3.75%), 4.207%, 10/10/25	103,397	68,415
Global Medical Response, Inc. bank term loan FRN (1 Month US LIBOR + 4.25%), 5.25%, 10/2/25	232,063	230,104
Jazz Financing Lux SARL bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.50%), 4.00%, 5/31/28	130,018	129,417
One Call Corp. bank term loan FRN Ser. B, (1 Month US LIBOR + 5.50%), 6.25%, 4/22/27	133,988	123,938
Ortho-Clinical Diagnostics, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 3.00%), 3.278%, 6/30/25	26,679	26,554
Quorum Health Corp. bank term loan FRN (BBA LIBOR USD 3 Month + 7.75%), 8.748%, 4/29/25	87,648	77,130
		715,897

48 Master Intermediate Income Trust

SENIOR LOANS (3.1%)*c cont.	Principal amount	Value
Technology (0.5%)
Arches Buyer, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 3.25%), 3.75%, 12/6/27	$183,145	$179,841
Boxer Parent Co., Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.75%), 4.756%, 10/2/25	182,354	181,101
Epicor Software Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.25%), 4.00%, 7/30/27	93,575	92,723
Greeneden US Holdings II, LLC bank term loan FRN (BBA LIBOR USD 3 Month + 4.00%), 4.545%, 12/1/27	178,200	177,755
Plantronics, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 2.50%), 2.709%, 7/2/25	151,476	150,104
Polaris Newco, LLC bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 4.00%), 4.50%, 6/3/28	89,550	88,811
Rocket Software, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 4.25%), 4.75%, 11/28/25	59,550	58,657
		928,992
Transportation (0.1%)
American Airlines, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 4.75%), 5.50%, 4/20/28	55,000	55,636
United Airlines, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.75%), 4.50%, 4/21/28	113,850	112,332
		167,968
Total senior loans (cost $6,219,502)		$6,050,669

PURCHASED SWAP OPTIONS OUTSTANDING (2.8%)*
Counterparty Fixed right % to receive or (pay)/ Floating rate index/Maturity date	Expiration date/strike		Notional/ Contract amount	Value
Bank of America N.A.
0.485/3 month USD-LIBOR-BBA/Jan-25	Jan-24/0.485		$18,054,200	$10,110
Goldman Sachs International
2.988/3 month USD-LIBOR-BBA/Feb-39	Feb-29/2.988		3,156,500	302,487
(2.988)/3 month USD-LIBOR-BBA/Feb-39	Feb-29/2.988		3,156,500	147,156
JPMorgan Chase Bank N.A.
2.795/3 month USD-LIBOR-BBA/Dec-37	Dec-27/2.795		3,169,000	270,506
2.7575/3 month USD-LIBOR-BBA/Dec-37	Dec-27/2.7575		3,169,000	264,612
(2.7575)/3 month USD-LIBOR-BBA/Dec-37	Dec-27/2.7575		3,169,000	159,115
(2.795)/3 month USD-LIBOR-BBA/Dec-37	Dec-27/2.795		3,169,000	155,598
Morgan Stanley & Co. International PLC
3.00/3 month USD-LIBOR-BBA/Feb-73	Feb-48/3.00		3,150,300	630,501
3.00/3 month USD-LIBOR-BBA/Apr-72	Apr-47/3.00		3,150,300	611,820
2.75/3 month USD-LIBOR-BBA/May-73	May-48/2.75		3,150,300	545,348
(1.613)/3 month USD-LIBOR-BBA/Aug-34	Aug-24/1.613		3,902,100	334,137
1.613/3 month USD-LIBOR-BBA/Aug-34	Aug-24/1.613		3,902,100	94,470
NatWest Markets PLC
(0.52)/Sterling Overnight Index Average/Sep-23	Sep-22/0.52	GBP	41,615,900	893,287
UBS AG
(0.153)/6 month EUR-EURIBOR-Reuters/Sep-29	Sep-24/0.153	EUR	5,920,000	409,051
(0.925)/6 month EUR-EURIBOR-Reuters/Mar-57	Mar-27/0.925	EUR	1,425,000	243,791
0.925/6 month EUR-EURIBOR-Reuters/Mar-57	Mar-27/0.925	EUR	1,425,000	243,050
0.153/6 month EUR-EURIBOR-Reuters/Sep-29	Sep-24/0.153	EUR	5,920,000	47,742
Total purchased swap options outstanding (cost $3,442,341)				$5,362,781

Master Intermediate Income Trust 49

PURCHASED OPTIONS OUTSTANDING (0.0%)* Counterparty	Expiration date/strike price	Notional amount	Contract amount	Value
JPMorgan Chase Bank N.A.
Uniform Mortgage-Backed Securities 30 yr 3.50% TBA commitments (Call)	Apr-22/$102.47	$25,044,923	$25,000,000	$25
Total purchased options outstanding (cost $—)				$25

ASSET-BACKED SECURITIES (0.3%)*	Principal amount	Value
1Sharpe Mortgage Trust 144A FRB Ser. 20-1, Class NOTE, (BBA LIBOR USD 3 Month + 2.90%), 3.025%, 7/25/24	$594,000	$592,515
Total asset-backed securities (cost $594,000)		$592,515

COMMON STOCKS (0.1%)*	Shares	Value
iHeartMedia, Inc. Class A †	6,510	$123,234
Oasis Petroleum, Inc.	378	55,301
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc. (Rights)	9,820	12,570
Tribune Media Co. Class 1C	40,066	401
Total common stocks (cost $183,633)		$191,506

WARRANTS (0.0%)* †	Expiration date	Strike price	Warrants	Value
Guaranteed Rate, Inc. F	3/1/23	$0.01	33	$2
Total warrants (cost $2)				$2

SHORT-TERM INVESTMENTS (17.9%)*		Principal amount/ shares	Value
Putnam Short Term Investment Fund Class P 0.39% L	Shares	11,362,599	$11,362,599
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.25% P	Shares	970,000	970,000
U.S. Treasury Bills 0.043%, 4/21/22 # ∆ Φ §		$1,900,000	1,899,871
U.S. Treasury Bills 0.053%, 5/19/22 # ∆ Φ §		2,200,000	2,199,269
U.S. Treasury Bills 0.418%, 6/16/22 §		300,000	299,737
U.S. Treasury Bills 0.053%, 4/7/22 ∆ Φ §		4,416,000	4,415,893
U.S. Treasury Bills 0.348%, 6/2/22 # ∆ Φ §		3,900,000	3,897,807
U.S. Treasury Bills 0.391%, 6/9/22 # ∆ Φ §		2,400,000	2,398,275
U.S. Treasury Bills 0.172%, 4/26/22 ∆ §		900,000	899,918
U.S. Treasury Cash Management Bills 0.359%, 6/7/22 # ∆ Φ §		4,200,000	4,197,174
U.S. Treasury Cash Management Bills 0.401%, 6/14/22 ∆ §		2,300,000	2,298,109
Total short-term investments (cost $34,839,286)			$34,838,652

TOTAL INVESTMENTS
Total investments (cost $389,838,814)	$373,250,515

Key to holding’s currency abbreviations
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
CZK	Czech Koruna
EUR	Euro

50 Master Intermediate Income Trust

GBP	British Pound
JPY	Japanese Yen
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona

Key to holding’s abbreviations
DAC	Designated Activity Company
EMTN	Euro Medium Term Notes
FRB	Floating Rate Bonds: The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: The rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.
IO	Interest Only
LIBOR	London Interbank Offered Rate
OJSC	Open Joint Stock Company
REGS	Securities sold under Regulation S may not be offered, sold or delivered within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced Commitments

Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2021 through March 31, 2022 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $194,355,353.
†	This security is non-income-producing.
#	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $317,854 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).
∆	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $15,554,544 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).
Φ	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain TBA commitments at the close of the reporting period. Collateral at period end totaled $1,255,384 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).
§	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $4,430,839 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).
[c]	Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

Master Intermediate Income Trust 51

F	This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).
[i]	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
P	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
R	Real Estate Investment Trust.
W	The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.
At the close of the reporting period, the fund maintained liquid assets totaling $155,242,060 to cover certain derivative contracts and delayed delivery securities.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
Debt obligations are considered secured unless otherwise indicated.
144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
See Note 1 to the financial statements regarding TBA commitments.
The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 3/31/22 (aggregate face value $38,572,368) (Unaudited)
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Bank of America N.A.
	Australian Dollar	Buy	4/20/22	$6,586	$6,265	$321
	British Pound	Buy	6/15/22	4,202	4,216	(14)
	Canadian Dollar	Buy	4/20/22	344,571	338,617	5,954
	Japanese Yen	Sell	5/18/22	355	376	21
	New Zealand Dollar	Buy	4/20/22	3,465	3,396	69
	Norwegian Krone	Buy	6/15/22	7,981	8,055	(74)
Barclays Bank PLC
	British Pound	Sell	6/15/22	167,573	169,127	1,554
	Canadian Dollar	Sell	4/20/22	143,411	141,422	(1,989)
	Norwegian Krone	Buy	6/15/22	1,090	1,069	21
	Swiss Franc	Buy	6/15/22	978,949	984,524	(5,575)
Citibank, N.A.
	British Pound	Sell	6/15/22	519,923	529,672	9,749
	Chilean Peso	Buy	4/20/22	52,307	49,210	3,097
Goldman Sachs International
	Brazilian Real	Buy	4/4/22	87,523	74,278	13,245
	Brazilian Real	Sell	4/4/22	87,523	83,181	(4,342)
	Brazilian Real	Buy	7/5/22	57,069	54,821	2,248
	Canadian Dollar	Buy	4/20/22	72,545	71,081	1,464
	New Zealand Dollar	Buy	4/20/22	77,882	74,442	3,440
	Norwegian Krone	Sell	6/15/22	166,688	164,820	(1,868)

52 Master Intermediate Income Trust

FORWARD CURRENCY CONTRACTS at 3/31/22 (aggregate face value $38,572,368) (Unaudited) cont.
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
	Polish Zloty	Buy	6/15/22	$269,409	$262,274	$7,135
	Swedish Krona	Sell	6/15/22	225,947	218,873	(7,074)
	Swiss Franc	Buy	6/15/22	1,694,574	1,703,530	(8,956)
HSBC Bank USA, National Association
	British Pound	Sell	6/15/22	2,033,860	2,072,373	38,513
JPMorgan Chase Bank N.A.
	Australian Dollar	Sell	4/20/22	2,320	2,249	(71)
	British Pound	Buy	6/15/22	5,253	5,251	2
	Canadian Dollar	Sell	4/20/22	36,793	36,470	(323)
	Euro	Sell	6/15/22	468,431	465,882	(2,549)
	Norwegian Krone	Buy	6/15/22	2,850	2,851	(1)
	Swedish Krona	Buy	6/15/22	15,566	15,776	(210)
Morgan Stanley & Co. International PLC
	Australian Dollar	Buy	4/20/22	123,417	118,659	4,758
	British Pound	Buy	6/15/22	193,313	192,893	420
	Canadian Dollar	Buy	4/20/22	23,515	22,489	1,026
	Euro	Buy	6/15/22	271,653	268,252	3,401
	New Zealand Dollar	Sell	4/20/22	1,701,484	1,673,813	(27,671)
	Norwegian Krone	Sell	6/15/22	149,658	147,654	(2,004)
	Swedish Krona	Sell	6/15/22	165,387	156,802	(8,585)
NatWest Markets PLC
	British Pound	Buy	6/15/22	126,336	127,198	(862)
	Swedish Krona	Buy	6/15/22	4,059	4,055	4
	Swiss Franc	Buy	6/15/22	2,171	2,146	25
State Street Bank and Trust Co.
	Australian Dollar	Sell	4/20/22	1,945,788	1,865,231	(80,557)
	British Pound	Buy	6/15/22	11,951	12,086	(135)
	Canadian Dollar	Sell	4/20/22	1,721,171	1,688,705	(32,466)
	Euro	Sell	6/15/22	6,184,333	6,190,585	6,252
	Japanese Yen	Sell	5/18/22	2,438,971	2,444,072	5,101
	Mexican Peso	Buy	4/20/22	146,358	144,225	2,133
	New Zealand Dollar	Buy	4/20/22	116,822	114,953	1,869
	Norwegian Krone	Sell	6/15/22	591,377	585,432	(5,945)
	Swedish Krona	Sell	6/15/22	1,227,456	1,187,708	(39,748)
	Swiss Franc	Buy	6/15/22	2,551,521	2,527,565	23,956
Toronto-Dominion Bank
	Canadian Dollar	Sell	4/20/22	1,554,965	1,526,221	(28,744)
	Japanese Yen	Buy	5/18/22	2,673,109	2,813,965	(140,856)
	Norwegian Krone	Sell	6/15/22	339,779	336,020	(3,759)
UBS AG
	Australian Dollar	Sell	4/20/22	3,518	3,336	(182)
	British Pound	Buy	6/15/22	6,304	6,311	(7)
	Canadian Dollar	Sell	4/20/22	6,558	6,450	(108)
	Czech Koruna	Buy	6/15/22	143,571	135,323	8,248

Master Intermediate Income Trust 53

FORWARD CURRENCY CONTRACTS at 3/31/22 (aggregate face value $38,572,368) (Unaudited) cont.
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
UBS AG cont.
	Euro	Buy	6/15/22	$7,543	$7,585	$(42)
	Japanese Yen	Buy	5/18/22	5,520,431	5,881,866	(361,435)
	New Zealand Dollar	Sell	4/20/22	91,186	91,356	170
	Norwegian Krone	Buy	6/15/22	216,994	213,896	3,098
	Swedish Krona	Buy	6/15/22	335,378	317,337	18,041
	Swiss Franc	Sell	6/15/22	214,372	214,078	(294)
Unrealized appreciation						165,335
Unrealized (depreciation)						(766,446)
Total						$(601,111)
* The exchange currency for all contracts listed is the United States Dollar.

FUTURES CONTRACTS OUTSTANDING at 3/31/22 (Unaudited)
	Number of contracts	Notional amount	Value	Expiration date	Unrealized appreciation/ (depreciation)
U.S. Treasury Note 2 yr (Short)	51	$10,808,016	$10,808,016	Jun-22	$134,955
U.S. Treasury Note 5 yr (Long)	129	14,794,688	14,794,688	Jun-22	(351,954)
U.S. Treasury Note Ultra 10 yr (Long)	71	9,618,281	9,618,281	Jun-22	(134,527)
Unrealized appreciation					134,955
Unrealized (depreciation)					(486,481)
Total					$(351,526)

WRITTEN OPTIONS OUTSTANDING at 3/31/22 (premiums $319,336) (Unaudited)
Counterparty	Expiration date/strike price	Notional amount	Contract amount	Value
JPMorgan Chase Bank N.A.
Uniform Mortgage-Backed Securities 30 yr 3.50% TBA commitments (Put)	Apr-22/$102.47	$25,044,923	$25,000,000	$568,325
Total				$568,325

WRITTEN SWAP OPTIONS OUTSTANDING at 3/31/22 (premiums $6,909,962) (Unaudited)
Counterparty Fixed Obligation % to receive or (pay)/ Floating rate index/Maturity date	Expiration date/strike		Notional/Contract amount	Value
Bank of America N.A.
0.985/3 month USD-LIBOR-BBA/Jan-25	Jan-24/0.985		$18,054,200	$347,724
Citibank, N.A.
(1.865)/3 month USD-LIBOR-BBA/Oct-39	Oct-29/1.865		3,799,800	185,316
1.865/3 month USD-LIBOR-BBA/Oct-39	Oct-29/1.865		3,799,800	329,025
2.395/3 month USD-LIBOR-BBA/Nov-33	Nov-23/2.395		16,650,600	715,476
Goldman Sachs International
1.448/Sterling Overnight Index Average/Feb-39	Feb-29/1.448	GBP	2,049,600	181,525
(1.448)/Sterling Overnight Index Average/Feb-39	Feb-29/1.448	GBP	2,049,600	191,218

54 Master Intermediate Income Trust

WRITTEN SWAP OPTIONS OUTSTANDING at 3/31/22 (premiums $6,909,962) (Unaudited) cont.
Counterparty Fixed Obligation % to receive or (pay)/ Floating rate index/Maturity date	Expiration date/strike		Notional/Contract amount	Value
JPMorgan Chase Bank N.A.
(0.968)/3 month USD-LIBOR-BBA/Mar-35	Mar-25/0.968		$1,653,100	$24,631
(1.07)/3 month USD-LIBOR-BBA/Mar-32	Mar-27/1.07		2,639,000	41,036
1.07/3 month USD-LIBOR-BBA/Mar-32	Mar-27/1.07		2,639,000	173,936
0.968/3 month USD-LIBOR-BBA/Mar-35	Mar-25/0.968		1,653,100	211,415
3.229/3 month USD-LIBOR-BBA/Nov-33	Nov-23/3.229		11,760,300	222,505
1.667/6 month EUR-EURIBOR-Reuters/Feb-36	Feb-26/1.667	EUR	4,509,200	236,446
(1.667)/6 month EUR-EURIBOR-Reuters/Feb-36	Feb-26/1.667	EUR	4,509,200	342,098
(3.229)/3 month USD-LIBOR-BBA/Nov-33	Nov-23/3.229		$11,760,300	1,073,010
Morgan Stanley & Co. International PLC
(1.512)/3 month USD-LIBOR-BBA/Aug-32	Aug-22/1.512		3,902,100	10,380
3.01/3 month USD-LIBOR-BBA/Feb-36	Feb-26/3.01		1,621,300	58,999
2.97/3 month USD-LIBOR-BBA/Feb-36	Feb-26/2.97		1,621,300	60,329
(2.97)/3 month USD-LIBOR-BBA/Feb-36	Feb-26/2.97		1,621,300	148,657
(3.01)/3 month USD-LIBOR-BBA/Feb-36	Feb-26/3.01		1,621,300	152,467
1.512/3 month USD-LIBOR-BBA/Aug-32	Aug-22/1.512		3,902,100	333,200
(3.00)/3 month USD-LIBOR-BBA/Apr-48	Apr-23/3.00		3,150,300	483,067
(2.75)/3 month USD-LIBOR-BBA/May-49	May-25/2.75		3,150,300	490,061
(3.00)/3 month USD-LIBOR-BBA/Jan-49	Jan-24/3.00		3,150,300	545,758
NatWest Markets PLC
0.84/Sterling Overnight Index Average/Sep-23	Sep-22/0.84	GBP	41,615,900	727,641
0.68/Sterling Overnight Index Average/Sep-23	Sep-22/0.68	GBP	41,615,900	810,191
Toronto-Dominion Bank
(1.17)/3 month USD-LIBOR-BBA/Mar-55	Mar-25/1.17		$241,000	10,276
1.17/3 month USD-LIBOR-BBA/Mar-55	Mar-25/1.17		482,100	119,783
UBS AG
(1.9875)/3 month USD-LIBOR-BBA/Oct-36	Oct-26/1.9875		4,407,800	212,588
1.9875/3 month USD-LIBOR-BBA/Oct-36	Oct-26/1.9875		4,407,800	330,761
Total				$8,769,519

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 3/31/22 (Unaudited)
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike	Notional/ Contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
Bank of America N.A.
(0.305)/3 month USD-LIBOR-BBA/May-23 (Purchased)	May-22/0.305	$29,403,000	$(35,284)	$498,381
(1.39)/SOFR/Dec-26 (Purchased)	Dec-24/1.39	42,445,300	(488,121)	491,092
(0.925)/3 month USD-LIBOR-BBA/Mar-40 (Purchased)	Mar-30/0.925	4,191,700	(300,126)	311,527
2.35/3 month USD-LIBOR-BBA/Apr-56 (Purchased)	Apr-26/2.35	6,660,800	(865,904)	232,862
(2.485)/3 month USD-LIBOR-BBA/Oct-54 (Purchased)	Oct-24/2.485	7,702,700	(464,858)	183,093

Master Intermediate Income Trust 55

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 3/31/22 (Unaudited) cont.
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike		Notional/ Contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
Bank of America N.A. cont.
(0.85)/3 month USD-LIBOR-BBA/Mar-40 (Purchased)	Mar-30/0.85		$2,134,700	$(155,833)	$165,354
(1.275)/3 month USD-LIBOR-BBA/Mar-50 (Purchased)	Mar-30/1.275		2,128,300	(277,211)	160,708
(1.76)/3 month USD-LIBOR-BBA/Jan-29 (Purchased)	Jan-28/1.76		17,405,100	(112,480)	90,332
(1.405)/SOFR/Dec-58 (Purchased)	Dec-28/1.405		927,600	(142,271)	47,447
1.304/6 month EUR-EURIBOR-Reuters/Jun-54 (Purchased)	Jun-24/1.304	EUR	2,141,400	(347,036)	36,079
(2.2875)/3 month USD-LIBOR-BBA/May-32 (Purchased)	May-22/2.2875		$5,880,600	(76,448)	30,756
(1.304)/6 month EUR-EURIBOR-Reuters/Jun-54 (Purchased)	Jun-24/1.304	EUR	2,141,400	(173,518)	30,346
1.053/6 month EUR-EURIBOR-Reuters/Jun-54 (Purchased)	Jun-24/1.053	EUR	1,132,450	(258,281)	25,607
(2.3075)/3 month USD-LIBOR-BBA/Jun-52 (Purchased)	Jun-22/2.3075		$1,596,200	(36,113)	17,143
1.76/3 month USD-LIBOR-BBA/Jan-29 (Purchased)	Jan-28/1.76		17,405,100	(112,480)	15,839
(1.053)/6 month EUR-EURIBOR-Reuters/Jun-54 (Purchased)	Jun-24/1.053	EUR	1,132,450	(258,281)	12,678
(2.2275)/3 month USD-LIBOR-BBA/May-24 (Purchased)	May-22/2.2275		$25,327,500	(233,646)	(760)
2.29/3 month USD-LIBOR-BBA/Mar-34 (Purchased)	Mar-24/2.29		5,120,200	(251,841)	(21,505)
1.405/SOFR/Dec-58 (Purchased)	Dec-28/1.405		927,600	(142,271)	(23,236)
0.85/3 month USD-LIBOR-BBA/Mar-40 (Purchased)	Mar-30/0.85		2,134,700	(155,833)	(79,219)
(2.35)/3 month USD-LIBOR-BBA/Apr-56 (Purchased)	Apr-26/2.35		6,660,800	(865,904)	(83,060)
1.39/SOFR/Dec-26 (Purchased)	Dec-24/1.39		42,445,300	(488,121)	(96,775)
2.17/3 month USD-LIBOR-BBA/Apr-34 (Purchased)	Apr-24/2.17		14,629,100	(706,586)	(100,063)
1.275/3 month USD-LIBOR-BBA/Mar-50 (Purchased)	Mar-30/1.275		2,128,300	(277,211)	(114,652)
0.925/3 month USD-LIBOR-BBA/Mar-40 (Purchased)	Mar-30/0.925		4,191,700	(300,126)	(145,033)
2.2275/3 month USD-LIBOR-BBA/May-24 (Purchased)	May-22/2.2275		25,327,500	(233,646)	(215,030)
2.3075/3 month USD-LIBOR-BBA/Jun-52 (Purchased)	Jun-22/2.3075		1,596,200	(750,495)	(681,450)
(1.085)/3 month USD-LIBOR-BBA/Apr-34 (Written)	Apr-24/1.085		29,258,100	401,567	53,542
(1.115)/3 month USD-LIBOR-BBA/Jan-26 (Written)	Jan-25/1.115		17,405,100	73,319	20,886
(1.29)/3 month USD-LIBOR-BBA/Mar-34 (Written)	Mar-24/1.29		7,314,500	114,106	9,655

56 Master Intermediate Income Trust

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 3/31/22 (Unaudited) cont.
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike	Notional/ Contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
Bank of America N.A. cont.
1.7875/3 month USD-LIBOR-BBA/May-32 (Written)	May-22/1.7875	$2,940,300	$82,328	$(82,270)
1.115/3 month USD-LIBOR-BBA/Jan-26 (Written)	Jan-25/1.115	17,405,100	73,319	(200,855)
2.415/3 month USD-LIBOR-BBA/Oct-33 (Written)	Oct-23/2.415	23,878,400	504,431	(494,760)
0.805/3 month USD-LIBOR-BBA/May-23 (Written)	May-22/0.805	58,806,000	19,112	(758,597)
Citibank, N.A.
(1.752)/3 month USD-LIBOR-BBA/Dec-31 (Purchased)	Dec-26/1.752	15,721,800	(512,531)	277,804
(1.648)/SOFR/Sep-32 (Purchased)	Sep-22/1.648	7,636,200	(186,705)	240,540
(1.75)/SOFR/Mar-53 (Purchased)	Mar-23/1.75	4,059,800	(303,876)	128,168
(1.724)/SOFR/Mar-53 (Purchased)	Mar-23/1.724	3,532,900	(266,557)	122,097
(1.826)/SOFR/Jan-42 (Purchased)	Jan-32/1.826	6,632,800	(489,832)	120,518
(1.735)/SOFR/Mar-53 (Purchased)	Mar-23/1.735	3,458,300	(255,655)	119,865
(2.194)/3 month USD-LIBOR-BBA/Sep-52 (Purchased)	Sep-22/2.194	2,947,300	(72,290)	112,263
(1.102)/3 month USD-LIBOR-BBA/Nov-32 (Purchased)	Nov-22/1.102	866,600	(27,536)	77,890
(1.90)/3 month USD-LIBOR-BBA/Jun-28 (Purchased)	Jun-26/1.90	10,644,300	(141,889)	74,084
2.31/SOFR/Jun-32 (Purchased)	Jun-22/2.31	12,257,500	(262,923)	63,862
(1.625)/3 month USD-LIBOR-BBA/Jan-61 (Purchased)	Jan-41/1.625	1,936,700	(285,663)	32,595
2.689/3 month USD-LIBOR-BBA/Nov-49 (Purchased)	Nov-24/2.689	934,000	(120,253)	24,144
2.427/3 month USD-LIBOR-BBA/Jun-41 (Purchased)	Jun-31/2.427	2,053,700	(149,612)	19,284
1.90/3 month USD-LIBOR-BBA/Jun-28 (Purchased)	Jun-26/1.90	10,644,300	(141,889)	13,412
2.194/SOFR/Apr-32 (Purchased)	Apr-22/2.194	7,807,200	(87,441)	11,711
(2.427)/3 month USD-LIBOR-BBA/Jun-41 (Purchased)	Jun-31/2.427	2,053,700	(149,612)	10,761
1.625/3 month USD-LIBOR-BBA/Jan-61 (Purchased)	Jan-41/1.625	1,936,700	(285,663)	8,560
1.826/SOFR/Jan-42 (Purchased)	Jan-32/1.826	6,632,800	(489,832)	(19,036)
1.102/3 month USD-LIBOR-BBA/Nov-32 (Purchased)	Nov-22/1.102	866,600	(27,536)	(25,478)
(2.194)/SOFR/Apr-32 (Purchased)	Apr-22/2.194	7,807,200	(87,441)	(35,913)
(2.689)/3 month USD-LIBOR-BBA/Nov-49 (Purchased)	Nov-24/2.689	934,000	(120,253)	(52,295)
1.752/3 month USD-LIBOR-BBA/Dec-31 (Purchased)	Dec-26/1.752	15,721,800	(512,531)	(56,598)
1.735/SOFR/Mar-53 (Purchased)	Mar-23/1.735	3,458,300	(255,655)	(84,106)
1.724/SOFR/Mar-53 (Purchased)	Mar-23/1.724	3,532,900	(266,557)	(94,788)

Master Intermediate Income Trust 57

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 3/31/22 (Unaudited) cont.
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike		Notional/ Contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
Citibank, N.A. cont.
1.75/SOFR/Mar-53 (Purchased)	Mar-23/1.75		$4,059,800	$(303,876)	$(98,207)
(2.31)/SOFR/Jun-32 (Purchased)	Jun-22/2.31		12,257,500	(262,923)	(109,214)
1.458/SOFR/Apr-27 (Purchased)	Apr-22/1.458		14,654,000	(117,232)	(116,792)
1.648/SOFR/Sep-32 (Purchased)	Sep-22/1.648		7,636,200	(186,705)	(130,579)
0.555/6 month EUR-EURIBOR-Reuters/Mar-25 (Purchased)	Mar-24/0.555	EUR	49,535,200	(312,472)	(167,135)
1.5625/SOFR/Jun-32 (Purchased)	Jun-22/1.5625		$33,447,000	(647,199)	(585,991)
(1.3125)/SOFR/Jun-32 (Written)	Jun-22/1.3125		33,447,000	334,470	313,733
(0.055)/6 month EUR-EURIBOR-Reuters/Mar-25 (Written)	Mar-24/0.055	EUR	99,070,400	317,859	183,026
(1.245)/3 month USD-LIBOR-BBA/Aug-24 (Written)	Aug-22/1.245		$17,729,300	162,223	160,273
(1.194)/3 month USD-LIBOR-BBA/Jun-25 (Written)	Jun-23/1.194		10,644,300	80,684	65,143
(1.208)/SOFR/Apr-27 (Written)	Apr-22/1.208		14,654,000	48,358	48,358
(1.177)/3 month USD-LIBOR-BBA/Jul-40 (Written)	Jul-30/1.177		818,000	62,004	26,642
(1.918)/3 month USD-LIBOR-BBA/Jan-51 (Written)	Jan-31/1.918		2,331,200	278,812	19,419
1.177/3 month USD-LIBOR-BBA/Jul-40 (Written)	Jul-30/1.177		818,000	62,004	(46,626)
1.918/3 month USD-LIBOR-BBA/Jan-51 (Written)	Jan-31/1.918		2,331,200	278,812	(68,234)
1.194/3 month USD-LIBOR-BBA/Jun-25 (Written)	Jun-23/1.194		10,644,300	80,684	(284,841)
1.708/SOFR/Apr-27 (Written)	Apr-22/1.708		14,654,000	51,289	(349,205)
1.245/3 month USD-LIBOR-BBA/Aug-24 (Written)	Aug-22/1.245		17,729,300	162,223	(401,746)
1.7075/3 month USD-LIBOR-BBA/Sep-27 (Written)	Sep-22/1.7075		14,147,000	74,979	(550,884)
1.8125/SOFR/Jun-32 (Written)	Jun-22/1.8125		33,447,000	334,470	(905,076)
Deutsche Bank AG
(1.724)/SOFR/Jan-47 (Purchased)	Jan-37/1.724		8,291,000	(684,422)	103,969
1.724/SOFR/Jan-47 (Purchased)	Jan-37/1.724		8,291,000	(684,422)	(8,540)
2.135/SOFR/Mar-42 (Written)	Mar-32/2.135		7,500,200	630,392	16,800
(2.135)/SOFR/Mar-42 (Written)	Mar-32/2.135		7,500,200	630,392	(11,775)
Goldman Sachs International
(-0.197)/6 month EUR-EURIBOR-Reuters/Jun-25 (Purchased)	Jun-23/-0.197	EUR	14,945,400	(66,400)	440,118
(1.769)/SOFR/May-32 (Purchased)	May-22/1.769		$6,099,700	(94,484)	131,693
(1.727)/3 month USD-LIBOR-BBA/Jan-55 (Purchased)	Jan-25/1.727		1,382,700	(206,714)	34,927
2.8175/3 month USD-LIBOR-BBA/Mar-47 (Purchased)	Mar-27/2.8175		739,600	(93,375)	28,186
1.727/3 month USD-LIBOR-BBA/Jan-55 (Purchased)	Jan-25/1.727		1,382,700	(126,794)	(15,625)

58 Master Intermediate Income Trust

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 3/31/22 (Unaudited) cont.
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike		Notional/ Contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
(2.8175)/3 month USD-LIBOR-BBA/Mar-47 (Purchased)	Mar-27/2.8175		$739,600	$(93,375)	$(32,335)
-0.197/6 month EUR-EURIBOR-Reuters/Jun-25 (Purchased)	Jun-23/-0.197	EUR	14,945,400	(66,400)	(49,765)
1.769/SOFR/May-32 (Purchased)	May-22/1.769		$6,099,700	(94,484)	(82,529)
(0.555)/6 month EUR-EURIBOR-Reuters/Mar-40 (Written)	Mar-30/0.555	EUR	1,746,550	263,750	54,351
(0.26)/6 month EUR-EURIBOR-Reuters/Jun-28 (Written)	Jun-26/0.26	EUR	14,945,400	166,667	31,083
0.555/6 month EUR-EURIBOR-Reuters/Mar-40 (Written)	Mar-30/0.555	EUR	1,746,550	263,750	(90,462)
2.41/3 month USD-LIBOR-BBA/Aug-33 (Written)	Aug-23/2.41		$6,792,100	99,165	(179,040)
2.07/3 month USD-LIBOR-BBA/Aug-33 (Written)	Aug-23/2.07		5,740,400	118,826	(207,630)
0.26/6 month EUR-EURIBOR-Reuters/Jun-28 (Written)	Jun-26/0.26	EUR	14,945,400	166,667	(289,995)
JPMorgan Chase Bank N.A.
(1.805)/3 month USD-LIBOR-BBA/Dec-36 (Purchased)	Dec-26/1.805		$4,305,400	(255,310)	133,252
1.921/6 month EUR-EURIBOR-Reuters/Oct-48 (Purchased)	Oct-28/1.921	EUR	1,230,800	(157,399)	132,358
(1.445)/6 month AUD-BBR-BBSW/Mar-40 (Purchased)	Mar-30/1.445	AUD	1,940,600	(72,744)	112,295
(1.441)/6 month AUD-BBR-BBSW/Jul-45 (Purchased)	Jul-25/1.441	AUD	929,600	(54,979)	106,325
(1.692)/6 month AUD-BBR-BBSW/Jan-35 (Purchased)	Jan-25/1.692	AUD	1,387,400	(43,285)	96,905
(2.495)/6 month AUD-BBR-BBSW/Nov-46 (Purchased)	Nov-26/2.495	AUD	2,376,500	(147,789)	84,844
(1.905)/SOFR/Jan-42 (Purchased)	Jan-32/1.905		$3,368,100	(245,871)	53,351
2.50/3 month USD-LIBOR-BBA/Nov-39 (Purchased)	Nov-29/2.50		1,556,600	(89,971)	36,658
(2.032)/3 month USD-LIBOR-BBA/Jan-55 (Purchased)	Jan-25/2.032		1,589,500	(183,587)	30,709
(1.544)/SOFR/Jan-62 (Purchased)	Jan-32/1.544		1,263,000	(212,184)	29,264
2.902/3 month USD-LIBOR-BBA/Nov-49 (Purchased)	Nov-24/2.902		934,000	(144,396)	26,507
1.905/SOFR/Jan-42 (Purchased)	Jan-32/1.905		3,368,100	(245,871)	1,751
1.544/SOFR/Jan-62 (Purchased)	Jan-32/1.544		1,263,000	(212,184)	(6,277)
2.032/3 month USD-LIBOR-BBA/Jan-55 (Purchased)	Jan-25/2.032		1,589,500	(183,587)	(11,715)
2.495/6 month AUD-BBR-BBSW/Nov-46 (Purchased)	Nov-26/2.495	AUD	2,376,500	(147,789)	(35,353)
1.692/6 month AUD-BBR-BBSW/Jan-35 (Purchased)	Jan-25/1.692	AUD	1,387,400	(43,285)	(36,783)

Master Intermediate Income Trust 59

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 3/31/22 (Unaudited) cont.
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike		Notional/ Contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
JPMorgan Chase Bank N.A. cont.
(2.50)/3 month USD-LIBOR-BBA/Nov-39 (Purchased)	Nov-29/2.50		$1,556,600	$(161,886)	$(40,814)
(2.902)/3 month USD-LIBOR-BBA/Nov-49 (Purchased)	Nov-24/2.902		934,000	(100,218)	(44,935)
1.441/6 month AUD-BBR-BBSW/Jul-45 (Purchased)	Jul-25/1.441	AUD	929,600	(54,979)	(46,224)
1.805/3 month USD-LIBOR-BBA/Dec-36 (Purchased)	Dec-26/1.805		$4,305,400	(255,310)	(46,498)
1.445/6 month AUD-BBR-BBSW/Mar-40 (Purchased)	Mar-30/1.445	AUD	1,940,600	(72,744)	(48,821)
(1.921)/6 month EUR-EURIBOR-Reuters/Oct-48 (Purchased)	Oct-28/1.921	EUR	1,230,800	(157,399)	(56,859)
(1.232)/3 month USD-LIBOR-BBA/Jun-37 (Written)	Jun-27/1.232		$2,822,300	181,333	81,762
(1.168)/3 month USD-LIBOR-BBA/Jun-37 (Written)	Jun-27/1.168		2,588,400	166,564	78,739
(1.204)/3 month USD-LIBOR-BBA/Jun-40 (Written)	Jun-30/1.204		2,238,000	166,843	69,378
(2.50)/6 month AUD-BBR-BBSW/Nov-42 (Written)	Nov-22/2.50	AUD	1,473,400	53,182	40,463
(1.70)/SOFR/Jan-29 (Written)	Jan-24/1.70		$9,935,900	212,007	31,596
(1.81)/SOFR/Jan-37 (Written)	Jan-27/1.81		1,633,300	96,528	1,633
1.81/SOFR/Jan-37 (Written)	Jan-27/1.81		1,633,300	96,528	(32,699)
2.50/6 month AUD-BBR-BBSW/Nov-42 (Written)	Nov-22/2.50	AUD	1,473,400	53,182	(68,314)
1.204/3 month USD-LIBOR-BBA/Jun-40 (Written)	Jun-30/1.204		$2,238,000	166,843	(126,626)
1.168/3 month USD-LIBOR-BBA/Jun-37 (Written)	Jun-27/1.168		2,588,400	166,564	(162,163)
1.232/3 month USD-LIBOR-BBA/Jun-37 (Written)	Jun-27/1.232		2,822,300	181,333	(166,459)
1.70/SOFR/Jan-29 (Written)	Jan-24/1.70		9,935,900	212,007	(185,901)
Morgan Stanley & Co. International PLC
3.27/3 month USD-LIBOR-BBA/Oct-53 (Purchased)	Oct-23/3.27		1,191,600	(135,962)	165,501
2.505/3 month USD-LIBOR-BBA/Nov-49 (Purchased)	Nov-24/2.505		934,000	(100,498)	23,117
(2.505)/3 month USD-LIBOR-BBA/Nov-49 (Purchased)	Nov-24/2.505		934,000	(143,089)	(61,915)
(3.27)/3 month USD-LIBOR-BBA/Oct-53 (Purchased)	Oct-23/3.27		1,191,600	(135,962)	(102,799)
2.39/3 month USD-LIBOR-BBA/Jun-34 (Written)	Jun-24/2.39		8,236,000	433,625	29,732
2.02/SOFR/Mar-56 (Written)	Mar-26/2.02		2,194,400	288,015	20,145
(2.39)/3 month USD-LIBOR-BBA/Jun-34 (Written)	Jun-24/2.39		8,236,000	433,625	2,471
(2.02)/SOFR/Mar-56 (Written)	Mar-26/2.02		2,194,400	288,015	(61,509)

60 Master Intermediate Income Trust

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 3/31/22 (Unaudited) cont.
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike		Notional/ Contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
Toronto-Dominion Bank
(1.50)/3 month USD-LIBOR-BBA/Feb-33 (Purchased)	Feb-23/1.50		$4,379,600	$(150,549)	$245,958
(1.937)/3 month USD-LIBOR-BBA/Feb-36 (Purchased)	Feb-26/1.937		1,751,900	(91,624)	46,425
2.405/3 month USD-LIBOR-BBA/Mar-41 (Purchased)	Mar-31/2.405		713,100	(49,739)	7,659
(2.405)/3 month USD-LIBOR-BBA/Mar-41 (Purchased)	Mar-31/2.405		713,100	(49,739)	5,855
1.937/3 month USD-LIBOR-BBA/Feb-36 (Purchased)	Feb-26/1.937		1,751,900	(91,624)	(7,130)
1.50/3 month USD-LIBOR-BBA/Feb-33 (Purchased)	Feb-23/1.50		4,379,600	(150,549)	(119,826)
(2.095)/3 month USD-LIBOR-BBA/Feb-56 (Written)	Feb-26/2.095		756,700	99,506	(2,770)
2.095/3 month USD-LIBOR-BBA/Feb-56 (Written)	Feb-26/2.095		756,700	99,506	(7,037)
UBS AG
(0.271)/6 month EUR-EURIBOR-Reuters/Jan-36 (Purchased)	Jan-26/0.271	EUR	2,804,800	(146,695)	253,375
(0.8925)/3 month USD-LIBOR-BBA/Apr-28 (Purchased)	Apr-23/0.8925		$2,786,300	(59,070)	162,107
(0.44)/6 month EUR-EURIBOR-Reuters/Feb-41 (Purchased)	Feb-31/0.44	EUR	2,103,600	(165,032)	133,809
(0.45)/6 month EUR-EURIBOR-Reuters/Jan-41 (Purchased)	Jan-31/0.45	EUR	1,682,900	(132,385)	105,726
(0.902)/3 month USD-LIBOR-BBA/Apr-35 (Purchased)	Apr-25/0.902		$1,114,500	(62,356)	89,517
(0.87)/3 month USD-LIBOR-BBA/Apr-28 (Purchased)	Apr-27/0.87		9,287,700	(62,646)	89,441
(0.90)/Sterling Overnight Index Average/Jan-40 (Purchased)	Jan-30/0.90	GBP	1,981,900	(187,075)	80,006
(0.296)/6 month EUR-EURIBOR-Reuters/Jan-51 (Purchased)	Jan-31/0.296	EUR	701,200	(106,103)	59,349
(0.983)/3 month USD-LIBOR-BBA/Apr-32 (Purchased)	Apr-30/0.983		$3,715,100	(58,884)	58,736
(1.715)/3 month USD-LIBOR-BBA/Feb-53 (Purchased)	Feb-23/1.715		875,900	(79,050)	50,811
(0.4879)/Sterling Overnight Index Average/Aug-39 (Purchased)	Aug-29/0.4879	GBP	848,500	(87,456)	50,080
(2.00)/6 month AUD-BBR-BBSW/Sep-46 (Purchased)	Sep-36/2.00	AUD	2,078,300	(110,618)	32,208
(1.87)/3 month USD-LIBOR-BBA/Jul-46 (Purchased)	Jul-41/1.87		$3,893,200	(181,034)	29,277
1.87/3 month USD-LIBOR-BBA/Jul-46 (Purchased)	Jul-41/1.87		3,893,200	(181,034)	7,163
0.70/6 month EUR-EURIBOR-Reuters/Mar-64 (Purchased)	Mar-34/0.70	EUR	712,500	(163,238)	4,690

Master Intermediate Income Trust 61

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 3/31/22 (Unaudited) cont.
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike		Notional/ Contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
UBS AG cont.
0.70/6 month EUR-EURIBOR-Reuters/Mar-64 (Purchased)	Mar-34/0.70	EUR	712,500	(165,624)	2,530
(0.70)/6 month EUR-EURIBOR-Reuters/Mar-64 (Purchased)	Mar-34/0.70	EUR	712,500	(163,238)	(5,202)
(0.70)/6 month EUR-EURIBOR-Reuters/Mar-64 (Purchased)	Mar-34/0.70	EUR	712,500	(165,624)	(7,362)
2.00/6 month AUD-BBR-BBSW/Sep-46 (Purchased)	Sep-36/2.00	AUD	2,078,300	(110,618)	(14,821)
0.983/3 month USD-LIBOR-BBA/Apr-32 (Purchased)	Apr-30/0.983		$3,715,100	$(58,884)	$(20,656)
0.87/3 month USD-LIBOR-BBA/Apr-28 (Purchased)	Apr-27/0.87		9,287,700	(62,646)	(22,198)
0.90/Sterling Overnight Index Average/Jan-40 (Purchased)	Jan-30/0.90	GBP	1,981,900	(187,075)	(27,259)
0.296/6 month EUR-EURIBOR-Reuters/Jan-51 (Purchased)	Jan-31/0.296	EUR	701,200	(106,103)	(30,555)
0.4879/Sterling Overnight Index Average/Aug-39 (Purchased)	Aug-29/0.4879	GBP	848,500	(87,456)	(34,275)
0.902/3 month USD-LIBOR-BBA/Apr-35 (Purchased)	Apr-25/0.902		$1,114,500	(62,356)	(42,318)
0.45/6 month EUR-EURIBOR-Reuters/Jan-41 (Purchased)	Jan-31/0.45	EUR	1,682,900	(132,385)	(42,521)
0.44/6 month EUR-EURIBOR-Reuters/Feb-41 (Purchased)	Feb-31/0.44	EUR	2,103,600	(165,032)	(53,361)
0.8925/3 month USD-LIBOR-BBA/Apr-28 (Purchased)	Apr-23/0.8925		$2,786,300	(59,070)	(53,664)
1.715/3 month USD-LIBOR-BBA/Feb-53 (Purchased)	Feb-23/1.715		875,900	(79,050)	(53,798)
0.271/6 month EUR-EURIBOR-Reuters/Jan-36 (Purchased)	Jan-26/0.271	EUR	2,804,800	(146,695)	(81,356)
0.32/6 month EUR-EURIBOR-Reuters/Sep-52 (Purchased)	Sep-22/0.32	EUR	4,156,500	(252,651)	(189,167)
(0.16)/6 month EUR-EURIBOR-Reuters/Sep-52 (Written)	Sep-22/0.16	EUR	4,156,500	166,270	123,092
(0.00)/6 month EUR-EURIBOR-Reuters/Sep-52 (Written)	Sep-22/0.00	EUR	4,156,500	107,780	78,214
(0.43)/6 month EUR-EURIBOR-Reuters/Aug-39 (Written)	Aug-29/0.43	EUR	789,300	63,277	32,045
(0.958)/3 month USD-LIBOR-BBA/May-30 (Written)	May-25/0.958		$2,229,000	59,236	31,384
0.43/6 month EUR-EURIBOR-Reuters/Aug-39 (Written)	Aug-29/0.43	EUR	789,300	63,277	(45,317)
0.958/3 month USD-LIBOR-BBA/May-30 (Written)	May-25/0.958		$2,229,000	59,236	(97,296)

62 Master Intermediate Income Trust

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 3/31/22 (Unaudited) cont.
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike	Notional/ Contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
Wells Fargo Bank, N.A.
(1.405)/3 month USD-LIBOR-BBA/Feb-29 (Purchased)	Feb-24/1.405	$6,131,500	$(125,542)	$221,592
(1.3875)/3 month USD-LIBOR-BBA/Feb-29 (Purchased)	Feb-24/1.3875	4,379,600	(89,891)	160,644
(1.96)/3 month USD-LIBOR-BBA/Jan-41 (Purchased)	Jan-31/1.96	3,664,100	(248,060)	97,831
(1.8225)/SOFR/Jan-42 (Purchased)	Jan-32/1.8225	2,487,300	(183,563)	45,642
(2.16)/3 month USD-LIBOR-BBA/Feb-35 (Purchased)	Feb-25/2.16	2,591,000	(129,226)	33,890
2.16/3 month USD-LIBOR-BBA/Feb-35 (Purchased)	Feb-25/2.16	2,591,000	(129,226)	(207)
1.8225/SOFR/Jan-42 (Purchased)	Jan-32/1.8225	2,487,300	(183,563)	(7,313)
1.96/3 month USD-LIBOR-BBA/Jan-41 (Purchased)	Jan-31/1.96	3,664,100	(248,060)	(13,997)
1.3875/3 month USD-LIBOR-BBA/Feb-29 (Purchased)	Feb-24/1.3875	4,379,600	(89,891)	(44,628)
1.405/3 month USD-LIBOR-BBA/Feb-29 (Purchased)	Feb-24/1.405	6,131,500	(125,542)	(61,008)
(1.62)/SOFR/Jan-27 (Written)	Jan-25/1.62	19,069,300	209,762	(4,577)
1.62/SOFR/Jan-27 (Written)	Jan-25/1.62	19,069,300	209,762	(179,250)
Unrealized appreciation				9,276,418
Unrealized (depreciation)				(10,859,238)
Total				$(1,582,820)

TBA SALE COMMITMENTS OUTSTANDING at 3/31/22 (proceeds receivable $142,035,215) (Unaudited)
Agency	Principal amount	Settlement date	Value
Government National Mortgage Association, 3.50%, 4/1/52	$1,000,000	4/21/22	$1,005,881
Uniform Mortgage-Backed Securities, 4.50%, 4/1/52	4,000,000	4/13/22	4,149,376
Uniform Mortgage-Backed Securities, 4.00%, 4/1/52	38,000,000	4/13/22	38,780,801
Uniform Mortgage-Backed Securities, 3.50%, 5/1/52	4,000,000	5/12/22	3,992,188
Uniform Mortgage-Backed Securities, 3.50%, 4/1/52	36,000,000	4/13/22	36,064,688
Uniform Mortgage-Backed Securities, 3.00%, 5/1/52	1,000,000	4/12/22	976,094
Uniform Mortgage-Backed Securities, 3.00%, 4/1/52	14,000,000	4/13/22	13,697,032
Uniform Mortgage-Backed Securities, 2.50%, 4/1/52	29,000,000	4/13/22	27,672,344
Uniform Mortgage-Backed Securities, 2.00%, 5/1/52	5,000,000	4/12/22	4,632,305
Uniform Mortgage-Backed Securities, 2.00%, 4/1/52	10,000,000	4/13/22	9,281,406
Total			$140,252,115

Master Intermediate Income Trust 63

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/22 (Unaudited)
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$10,525,000	$265,651	$509	12/23/23	0.695% — Annually	Secured Overnight Financing Rate — Annually	$248,131
9,137,000	479,418	785	12/23/26	1.085% — Annually	Secured Overnight Financing Rate — Annually	454,751
3,751,000	274,686	453	12/23/31	1.285% — Annually	Secured Overnight Financing Rate — Annually	262,627
1,989,000	242,678	(3,542)	12/23/51	Secured Overnight Financing Rate — Annually	1.437% — Annually	(238,753)
17,549,000	442,410	(1,786)	12/24/23	0.697% — Annually	Secured Overnight Financing Rate — Annually	410,652
2,253,000	117,133	(302)	12/24/26	1.096% — Annually	Secured Overnight Financing Rate — Annually	110,539
4,722,000	345,839	(2,108)	12/24/31	1.285% — Annually	Secured Overnight Financing Rate — Annually	328,108
8,061,000	987,069	(4,356)	12/24/51	1.435% — Annually	Secured Overnight Financing Rate — Annually	939,206
3,679,000	376,730	(600)	12/31/51	1.525% — Annually	Secured Overnight Financing Rate — Annually	362,616
1,496,000	75,354	(198)	12/31/26	Secured Overnight Financing Rate — Annually	1.135% — Annually	(71,513)
392,000	26,338	7,059	12/31/31	Secured Overnight Financing Rate — Annually	1.355% — Annually	(18,190)
16,450,000	655,204	(133)	1/12/27	Secured Overnight Financing Rate — Annually	1.372% — Annually	(608,506)

64 Master Intermediate Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/22 (Unaudited) cont.
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$994,900	$12,377 E	$(22)	1/15/47	1.724% — Annually	Secured Overnight Financing Rate — Annually	$12,354
2,639,000	179,505	(90)	1/21/52	1.679% — Annually	Secured Overnight Financing Rate — Annually	171,134
1,659,000	132,488	(57)	1/19/52	Secured Overnight Financing Rate — Annually	1.626% — Annually	(127,362)
1,097,000	80,575	(37)	2/1/52	1.6545% — Annually	Secured Overnight Financing Rate — Annually	77,709
11,495,000	354,851	(2,796)	2/15/29	Secured Overnight Financing Rate — Annually	1.681% — Annually	(334,853)
4,024,900	110,323	(137)	2/24/52	Secured Overnight Financing Rate — Annually	1.86% — Annually	(103,272)
2,096,000	100,818	(72)	2/29/52	1.7674% — Annually	Secured Overnight Financing Rate — Annually	97,609
1,764,000	57,753	(23)	2/29/32	Secured Overnight Financing Rate — Annually	1.75% — Annually	(55,164)
11,852,000	311,945	(96)	2/28/27	1.675% — Annually	Secured Overnight Financing Rate — Annually	295,081
19,510,000	275,286	(74)	2/29/24	Secured Overnight Financing Rate — Annually	1.47709% — Annually	(251,435)
7,250,000	199,085	(83)	3/1/29	Secured Overnight Financing Rate — Annually	1.7355% — Annually	(188,682)
1,854,000	70,582	(25)	3/7/32	3 month USD-LIBOR-BBA — Quarterly	1.9575% — Semiannually	(68,938)
8,064,200	411,194	(107)	3/9/32	1.5475% — Annually	Secured Overnight Financing Rate — Annually	403,611

Master Intermediate Income Trust 65

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/22 (Unaudited) cont.
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$8,361,800	$430,884	$(111)	3/9/32	1.5415% — Annually	Secured Overnight Financing Rate — Annually	$423,104
4,408,000	149,872	(58)	3/11/32	1.737% — Annually	Secured Overnight Financing Rate — Annually	145,613
1,856,000	64,941 E	4,858	6/15/32	Secured Overnight Financing Rate — Annually	1.762% — Annually	(60,084)
4,510,000	51,143	(52)	3/21/29	Secured Overnight Financing Rate — Annually	1.986% — Annually	(48,579)
120,701,000	1,605,323 E	(1,753,649)	6/15/24	1.80% — Annually	Secured Overnight Financing Rate — Annually	(148,326)
71,592,000	1,514,887 E	(1,677,771)	6/15/27	1.85% — Annually	Secured Overnight Financing Rate — Annually	(162,884)
12,926,000	234,090 E	342,669	6/15/32	Secured Overnight Financing Rate — Annually	1.95% — Annually	108,579
10,054,000	130,501 E	155,764	6/15/52	Secured Overnight Financing Rate — Annually	2.05% — Annually	286,265
3,579,000	48,424	(47)	3/30/32	2.2655% — Annually	Secured Overnight Financing Rate — Annually	(48,894)
3,579,000	46,670	(47)	3/30/32	2.26% — Annually	Secured Overnight Financing Rate — Annually	(47,139)
3,615,000	20,425	(29)	3/30/27	2.3535% — Annually	Secured Overnight Financing Rate — Annually	(20,899)
12,257,500	197,591 E	(163)	4/7/32	2.298% — Annually	Secured Overnight Financing Rate — Annually	(197,753)

66 Master Intermediate Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/22 (Unaudited) cont.
Notional amount		Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
	$2,530,000	$12,271	$(20)	3/31/27	Secured Overnight Financing Rate — Annually	2.3365% — Annually	$12,414
	23,920,000	28,704	(90)	3/31/24	2.307% — Annually	Secured Overnight Financing Rate — Annually	(30,327)
	17,660,000	45,033	(143)	3/31/27	Secured Overnight Financing Rate — Annually	2.288% — Annually	46,013
	5,481,000	3,069	(44)	4/1/27	2.247% — Annually	Secured Overnight Financing Rate — Annually	(3,114)
	3,317,000	4,843	(44)	4/4/32	2.116% — Annually	Secured Overnight Financing Rate — Annually	(4,887)
	388,000	43	(1)	4/4/24	Secured Overnight Financing Rate — Annually	2.243% — Annually	42
	496,000	104	(7)	4/4/32	Secured Overnight Financing Rate — Annually	2.0975% — Annually	(111)
AUD	79,300	7,642 E	(1)	1/30/35	1.692% — Semiannually	6 month AUD-BBR-BBSW — Semiannually	7,641
AUD	266,900	29,145 E	(3)	3/5/35	1.47% — Semiannually	6 month AUD-BBR-BBSW — Semiannually	29,143
AUD	99,100	11,198 E	(1)	3/25/35	1.4025% — Semiannually	6 month AUD-BBR-BBSW — Semiannually	11,198
AUD	155,200	13,629 E	(2)	3/28/40	1.445% — Semiannually	6 month AUD-BBR-BBSW — Semiannually	13,627
AUD	579,100	59,151 E	(7)	4/1/40	1.1685% — Semiannually	6 month AUD-BBR-BBSW — Semiannually	59,144
AUD	37,200	6,343 E	(1)	7/2/45	1.441% — Semiannually	6 month AUD-BBR-BBSW — Semiannually	6,343
AUD	1,800,000	130,855	(20)	4/6/31	6 month AUD-BBR-BBSW — Semiannually	1.87% — Semiannually	(119,262)

Master Intermediate Income Trust 67

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/22 (Unaudited) cont.
Notional amount		Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
AUD	591,000	$19,017 E	$(12,699)	6/15/32	2.67% — Semiannually	6 month AUD-BBR-BBSW — Semiannually	$6,318
CAD	2,879,000	122,493 E	(11,458)	6/15/32	2.325% — Semiannually	3 month CAD-BA-CDOR — Semiannually	111,035
CHF	3,547,000	130,817 E	40,969	6/15/32	Swiss Average Rate Overnight — Annually	0.565% — Annually	(89,850)
CZK	18,600,000	2,326 E	(8)	6/15/27	6 month CZK-PRIBOR — Semiannually	4.460% — Annually	2,319
EUR	512,400	83,995 E	(20)	11/29/58	1.484% — Annually	6 month EUR-EURIBOR-REUTERS — Semiannually	(84,014)
EUR	696,900	54,807	(27)	2/19/50	6 month EUR-EURIBOR-REUTERS — Semiannually	1.354% — Annually	56,340
EUR	770,000	42,838	(29)	3/11/50	1.267% — Annually	6 month EUR-EURIBOR-REUTERS — Semiannually	(43,673)
EUR	778,400	31,783	(30)	3/12/50	1.2115% — Annually	6 month EUR-EURIBOR-REUTERS — Semiannually	(32,487)
EUR	898,100	13,075	(34)	3/26/50	1.113% — Annually	6 month EUR-EURIBOR-REUTERS — Semiannually	(13,245)
EUR	802,800	101,190 E	(30)	11/29/58	6 month EUR-EURIBOR-REUTERS — Semiannually	1.343% — Annually	101,159
EUR	929,000	2,312	(36)	2/19/50	1.051% — Annually	6 month EUR-EURIBOR-REUTERS — Semiannually	543
EUR	741,300	8,758 E	(28)	6/7/54	1.054% — Annually	6 month EUR-EURIBOR-REUTERS — Semiannually	(8,787)
EUR	676,400	28,397	(26)	2/19/50	0.9035% — Annually	6 month EUR-EURIBOR-REUTERS — Semiannually	27,231

68 Master Intermediate Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/22 (Unaudited) cont.
Notional amount		Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
EUR	395,500	$27,560	$(15)	2/21/50	0.80% — Annually	6 month EUR-EURIBOR-REUTERS — Semiannually	$26,928
EUR	1,468,500	211,709 E	(56)	8/8/54	0.49% — Annually	6 month EUR-EURIBOR-REUTERS — Semiannually	211,653
EUR	906,000	203,960 E	(34)	6/6/54	6 month EUR-EURIBOR-REUTERS — Semiannually	0.207% — Annually	(203,995)
EUR	1,215,200	269,172	(46)	2/19/50	0.233% — Annually	6 month EUR-EURIBOR-REUTERS — Semiannually	268,081
EUR	4,960,100	617,958	(187)	2/19/50	6 month EUR-EURIBOR-REUTERS — Semiannually	0.595% — Annually	(611,671)
EUR	574,000	142,618 E	(21)	3/4/54	0.134% — Annually	6 month EUR-EURIBOR-REUTERS — Semiannually	142,597
EUR	260,400	91,012 E	(10)	3/13/54	—	0.2275% plus 6 month EUR-EURIBOR-REUTERS — Semiannually	91,002
EUR	1,696,600	183,126 E	(36)	5/13/40	6 month EUR-EURIBOR-REUTERS — Semiannually	0.276% — Annually	(183,162)
EUR	833,300	86,266 E	(18)	6/24/40	0.315% — Annually	6 month EUR-EURIBOR-REUTERS — Semiannually	86,247
EUR	1,129,700	119,712 E	(26)	1/16/40	0.315% — Annually	6 month EUR-EURIBOR-REUTERS — Semiannually	119,686
EUR	388,100	40,628 E	(9)	3/28/40	0.3175% — Annually	6 month EUR-EURIBOR-REUTERS — Semiannually	40,619
EUR	1,055,800	152,456	(43)	5/21/51	6 month EUR-EURIBOR-REUTERS — Semiannually	0.516% — Annually	(144,789)

Master Intermediate Income Trust 69

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/22 (Unaudited) cont.
Notional amount		Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
EUR	1,088,000	$104,990	$(19)	6/14/31	0.171% — Annually	6 month EUR-EURIBOR-REUTERS — Semiannually	$101,272
EUR	924,200	99,500	(16)	7/15/31	0.0675% — Annually	6 month EUR-EURIBOR-REUTERS — Semiannually	97,840
EUR	311,700	58,516 E	(13)	9/14/52	6 month EUR-EURIBOR-REUTERS — Semiannually	0.374% — Annually	(58,528)
EUR	2,980,000	182,369	(48)	3/7/32	6 month EUR-EURIBOR-REUTERS — Semiannually	0.60% — Annually	(180,003)
EUR	8,548,000	286,145 E	62,430	6/15/32	6 month EUR-EURIBOR-REUTERS — Semiannually	0.915% — Annually	(223,718)
GBP	703,500	71,446	(14)	5/19/31	Sterling Overnight Index Average — Annually	0.754% — Annually	(65,998)
GBP	16,646,400	238,356 E	(86)	9/15/23	1.065% — Annually	Sterling Overnight Index Average — Annually	238,270
GBP	1,640,000	43,174 E	(4,588)	6/15/32	1.455% — Annually	Sterling Overnight Index Average — Annually	38,586
JPY	49,618,300	14,408 E	(14)	8/29/43	0.8084% — Semiannually	Bank of Japan Unsecured Overnight Call Rate Expected Index — Semiannually	(14,422)
JPY	63,267,700	36,826 E	(18)	8/29/43	0.2529% — Semiannually	Bank of Japan Unsecured Overnight Call Rate Expected Index — Semiannually	36,808
JPY	119,698,500	14,404	(14)	2/25/31	0.0619% — Semiannually	Bank of Japan Unsecured Overnight Call Rate Expected Index — Semiannually	14,330

70 Master Intermediate Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/22 (Unaudited) cont.
Notional amount		Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
JPY	122,290,000	$53,983 E	$(35)	8/29/43	Bank of Japan Unsecured Overnight Call Rate Expected Index — Annually	0.343% — Annually	$(54,018)
NOK	26,683,000	106,140 E	(7,454)	6/15/32	2.355% — Annually	6 month NOK-NIBOR-NIBR — Semiannually	98,686
NZD	3,688,000	69,420 E	(2,700)	6/15/32	3.10% — Semiannually	3 month NZD-BBR-FRA — Quarterly	66,720
SEK	9,896,000	41,753 E	36,178	6/15/32	3 month SEK-STIBOR-SIDE — Quarterly	1.497% — Annually	(5,574)
Total			$(2,837,226)	$2,330,663
E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/22 (Unaudited)
Swap counterparty/ Notional amount	Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Morgan Stanley & Co. International PLC
$1,075,356	$972,502	$—	9/29/25	(0.165%) — Annually	Ephesus Funding DAC, 3.80%, Series 2020−01, 9/22/2025 — Annually	$(81,719)
1,032,736	998,356	—	7/17/24	3.825% (3 month USD-LIBOR-BBA minus 0.12%) — Quarterly	Pera Funding DAC, 3.825%, Series 2019−01, 07/10/24 — Quarterly	(33,796)
Upfront premium received		—		Unrealized appreciation		—
Upfront premium (paid)		—		Unrealized (depreciation)		(115,515)
Total		$—		Total	$(115,515)

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 3/31/22 (Unaudited)
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Bank of America N.A.
CMBX NA BBB−.6 Index	B+/P	$4,375	$61,215	$14,943	5/11/63	300 bp — Monthly	$(10,532)
CMBX NA BBB−.6 Index	B+/P	8,497	134,864	32,920	5/11/63	300 bp — Monthly	(24,344)
CMBX NA BBB−.6 Index	B+/P	17,409	269,727	65,840	5/11/63	300 bp — Monthly	(48,274)
CMBX NA BBB−.6 Index	B+/P	16,587	278,335	67,942	5/11/63	300 bp — Monthly	(51,192)

Master Intermediate Income Trust 71

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 3/31/22 (Unaudited) cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Citigroup Global Markets, Inc.
CMBX NA A.6 Index	BBB+/P	$5,372	$41,768	$3,383	5/11/63	200 bp — Monthly	$2,005
CMBX NA A.6 Index	BBB+/P	5,963	43,624	3,534	5/11/63	200 bp — Monthly	2,447
CMBX NA A.6 Index	BBB+/P	7,354	49,194	3,985	5/11/63	200 bp — Monthly	3,388
CMBX NA A.6 Index	BBB+/P	10,961	65,901	5,338	5/11/63	200 bp — Monthly	5,648
CMBX NA A.6 Index	BBB+/P	12,898	71,470	5,789	5/11/63	200 bp — Monthly	7,136
CMBX NA A.6 Index	BBB+/P	11,798	72,398	5,864	5/11/63	200 bp — Monthly	5,961
CMBX NA A.6 Index	BBB+/P	28,477	149,437	12,104	5/11/63	200 bp — Monthly	16,431
CMBX NA A.6 Index	BBB+/P	20,798	164,288	13,307	5/11/63	200 bp — Monthly	7,554
CMBX NA A.6 Index	BBB+/P	48,213	269,172	21,803	5/11/63	200 bp — Monthly	26,514
CMBX NA BB.11 Index	BB−/P	77,970	138,000	14,711	11/18/54	500 bp — Monthly	63,393
CMBX NA BB.13 Index	BB−/P	6,698	67,000	8,543	12/16/72	500 bp — Monthly	(1,779)
CMBX NA BB.13 Index	BB−/P	16,037	176,000	22,440	12/16/72	500 bp — Monthly	(6,232)
CMBX NA BB.13 Index	BB−/P	26,330	279,000	35,573	12/16/72	500 bp — Monthly	(8,971)
CMBX NA BB.13 Index	BB−/P	48,322	530,000	67,575	12/16/72	500 bp — Monthly	(18,738)
CMBX NA BB.14 Index	BB/P	13,266	121,000	11,277	12/16/72	500 bp — Monthly	2,107
CMBX NA BB.6 Index	CCC+/P	114,187	271,067	114,092	5/11/63	500 bp — Monthly	170
CMBX NA BB.6 Index	CCC+/P	119,351	791,325	333,069	5/11/63	500 bp — Monthly	(212,948)
CMBX NA BB.7 Index	B/P	64,660	1,267,000	393,784	1/17/47	500 bp — Monthly	(327,892)
CMBX NA BB.9 Index	B/P	3,258	16,000	3,789	9/17/58	500 bp — Monthly	(516)
CMBX NA BB.9 Index	B/P	32,267	158,000	37,414	9/17/58	500 bp — Monthly	(4,994)
CMBX NA BBB−.10 Index	BB+/P	12,532	101,000	11,251	11/17/59	300 bp — Monthly	1,340
CMBX NA BBB−.10 Index	BB+/P	20,182	185,000	20,609	11/17/59	300 bp — Monthly	(319)
CMBX NA BBB−.11 Index	BBB−/P	3,883	62,000	4,954	11/18/54	300 bp — Monthly	(1,034)

72 Master Intermediate Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 3/31/22 (Unaudited) cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Citigroup Global Markets, Inc. cont.
CMBX NA BBB−.12 Index	BBB−/P	$2,419	$58,000	$5,185	8/17/61	300 bp — Monthly	$(2,732)
CMBX NA BBB−.12 Index	BBB−/P	8,250	140,000	12,516	8/17/61	300 bp — Monthly	(4,184)
CMBX NA BBB−.12 Index	BBB−/P	43,751	276,000	24,674	8/17/61	300 bp — Monthly	19,238
CMBX NA BBB−.14 Index	BBB−/P	976	22,000	2,132	12/16/72	300 bp — Monthly	(1,143)
CMBX NA BBB−.14 Index	BBB−/P	829	27,000	2,616	12/16/72	300 bp — Monthly	(1,772)
CMBX NA BBB−.14 Index	BBB−/P	1,028	33,000	3,198	12/16/72	300 bp — Monthly	(2,150)
CMBX NA BBB−.14 Index	BBB−/P	1,930	39,000	3,779	12/16/72	300 bp — Monthly	(1,827)
CMBX NA BBB−.14 Index	BBB−/P	1,626	50,000	4,845	12/16/72	300 bp — Monthly	(3,190)
CMBX NA BBB−.14 Index	BBB−/P	4,400	88,000	8,527	12/16/72	300 bp — Monthly	(4,076)
CMBX NA BBB−.14 Index	BBB−/P	4,741	104,000	10,078	12/16/72	300 bp — Monthly	(5,276)
CMBX NA BBB−.14 Index	BBB−/P	9,966	305,000	29,555	12/16/72	300 bp — Monthly	(19,411)
CMBX NA BBB−.15 Index	BBB−/P	5,223	50,000	4,785	11/18/64	300 bp — Monthly	467
CMBX NA BBB−.6 Index	B+/P	1,199	14,347	3,502	5/11/63	300 bp — Monthly	(2,295)
CMBX NA BBB−.6 Index	B+/P	36,513	121,473	29,652	5/11/63	300 bp — Monthly	6,932
CMBX NA BBB−.6 Index	B+/P	36,513	121,473	29,652	5/11/63	300 bp — Monthly	6,932
CMBX NA BBB−.6 Index	B+/P	74,771	242,946	59,303	5/11/63	300 bp — Monthly	15,610
CMBX NA BBB−.6 Index	B+/P	17,107	248,685	60,704	5/11/63	300 bp — Monthly	(43,452)
CMBX NA BBB−.6 Index	B+/P	21,761	315,638	77,047	5/11/63	300 bp — Monthly	(55,102)
CMBX NA BBB−.6 Index	B+/P	23,964	336,681	82,184	5/11/63	300 bp — Monthly	(58,024)
CMBX NA BBB−.6 Index	B+/P	85,330	1,281,682	312,859	5/11/63	300 bp — Monthly	(226,781)
Credit Suisse International
CMBX NA BB.7 Index	B/P	30,497	228,000	70,862	1/17/47	500 bp — Monthly	(40,143)
CMBX NA BBB−.6 Index	B+/P	52,816	457,197	111,602	5/11/63	300 bp — Monthly	(58,519)
CMBX NA BBB−.6 Index	B+/P	129,498	1,120,994	273,635	5/11/63	300 bp — Monthly	(143,483)

Master Intermediate Income Trust 73

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 3/31/22 (Unaudited) cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Credit Suisse International cont.
CMBX NA BBB−.6 Index	B+/P	$1,073,427	$10,926,820	$2,667,237	5/11/63	300 bp — Monthly	$(1,587,436)
CMBX NA BBB−.7 Index	BB−/P	51,226	780,000	140,244	1/17/47	300 bp — Monthly	(88,563)
Goldman Sachs International
CMBX NA BB.9 Index	B/P	4,448	11,000	2,605	9/17/58	500 bp — Monthly	1,854
CMBX NA BBB−.13 Index	BBB−/P	1,900	12,000	1,145	12/16/72	300 bp — Monthly	762
CMBX NA BBB−.13 Index	BBB−/P	1,906	32,000	3,053	12/16/72	300 bp — Monthly	(1,128)
CMBX NA BBB−.13 Index	BBB−/P	2,443	38,000	3,625	12/16/72	300 bp — Monthly	(1,161)
CMBX NA BBB−.13 Index	BBB−/P	2,484	42,000	4,007	12/16/72	300 bp — Monthly	(1,498)
CMBX NA BBB−.13 Index	BBB−/P	7,522	48,000	4,579	12/16/72	300 bp — Monthly	2,971
CMBX NA BBB−.13 Index	BBB−/P	4,148	66,000	6,296	12/16/72	300 bp — Monthly	(2,110)
CMBX NA BBB−.13 Index	BBB−/P	5,981	130,000	12,402	12/16/72	300 bp — Monthly	(6,345)
CMBX NA BBB−.14 Index	BBB−/P	800	18,000	1,744	12/16/72	300 bp — Monthly	(934)
CMBX NA BBB−.15 Index	BBB−/P	3,479	56,000	5,359	11/18/64	300 bp — Monthly	(1,848)
CMBX NA BBB−.15 Index	BBB−/P	8,411	91,000	8,709	11/18/64	300 bp — Monthly	(244)
CMBX NA BBB−.15 Index	BBB−/P	8,103	91,000	8,709	11/18/64	300 bp — Monthly	(553)
CMBX NA BBB−.6 Index	B+/P	205	3,826	934	5/11/63	300 bp — Monthly	(653)
CMBX NA BBB−.6 Index	B+/P	682	8,608	2,101	5/11/63	300 bp — Monthly	(1,414)
CMBX NA BBB−.6 Index	B+/P	811	10,521	2,568	5/11/63	300 bp — Monthly	(1,751)
CMBX NA BBB−.6 Index	B+/P	806	10,521	2,568	5/11/63	300 bp — Monthly	(1,756)
CMBX NA BBB−.6 Index	B+/P	1,042	12,434	3,035	5/11/63	300 bp — Monthly	(1,986)
CMBX NA BBB−.6 Index	B+/P	2,354	26,781	6,537	5/11/63	300 bp — Monthly	(4,168)
CMBX NA BBB−.6 Index	B+/P	2,430	30,607	7,471	5/11/63	300 bp — Monthly	(5,024)
CMBX NA BBB−.6 Index	B+/P	3,086	37,303	9,106	5/11/63	300 bp — Monthly	(5,998)
CMBX NA BBB−.6 Index	B+/P	4,415	42,085	10,273	5/11/63	300 bp — Monthly	(5,834)

74 Master Intermediate Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 3/31/22 (Unaudited) cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
CMBX NA BBB−.6 Index	B+/P	$6,450	$43,998	$10,740	5/11/63	300 bp — Monthly	$(4,265)
CMBX NA BBB−.6 Index	B+/P	15,221	51,650	12,608	5/11/63	300 bp — Monthly	2,644
CMBX NA BBB−.6 Index	B+/P	15,221	51,650	12,608	5/11/63	300 bp — Monthly	2,644
CMBX NA BBB−.6 Index	B+/P	8,034	57,389	14,009	5/11/63	300 bp — Monthly	(5,941)
CMBX NA BBB−.6 Index	B+/P	7,985	57,389	14,009	5/11/63	300 bp — Monthly	(5,991)
CMBX NA BBB−.6 Index	B+/P	5,664	61,215	14,943	5/11/63	300 bp — Monthly	(9,243)
CMBX NA BBB−.6 Index	B+/P	6,945	63,128	15,409	5/11/63	300 bp — Monthly	(8,428)
CMBX NA BBB−.6 Index	B+/P	8,625	74,605	18,211	5/11/63	300 bp — Monthly	(9,543)
CMBX NA BBB−.6 Index	B+/P	6,758	74,605	18,211	5/11/63	300 bp — Monthly	(11,410)
CMBX NA BBB−.6 Index	B+/P	7,858	87,040	21,246	5/11/63	300 bp — Monthly	(13,338)
CMBX NA BBB−.6 Index	B+/P	16,293	93,735	22,881	5/11/63	300 bp — Monthly	(6,533)
CMBX NA BBB−.6 Index	B+/P	5,285	97,561	23,815	5/11/63	300 bp — Monthly	(18,473)
CMBX NA BBB−.6 Index	B+/P	14,022	98,517	24,048	5/11/63	300 bp — Monthly	(9,968)
CMBX NA BBB−.6 Index	B+/P	12,297	105,213	25,682	5/11/63	300 bp — Monthly	(13,324)
CMBX NA BBB−.6 Index	B+/P	12,871	109,995	26,850	5/11/63	300 bp — Monthly	(13,915)
CMBX NA BBB−.6 Index	B+/P	10,295	116,690	28,484	5/11/63	300 bp — Monthly	(18,121)
CMBX NA BBB−.6 Index	B+/P	10,295	116,690	28,484	5/11/63	300 bp — Monthly	(18,121)
CMBX NA BBB−.6 Index	B+/P	6,818	129,125	31,519	5/11/63	300 bp — Monthly	(24,626)
CMBX NA BBB−.6 Index	B+/P	23,502	150,167	36,656	5/11/63	300 bp — Monthly	(13,066)
CMBX NA BBB−.6 Index	B+/P	23,233	151,124	36,889	5/11/63	300 bp — Monthly	(13,568)
CMBX NA BBB−.6 Index	B+/P	18,496	158,776	38,757	5/11/63	300 bp — Monthly	(20,168)
CMBX NA BBB−.6 Index	B+/P	18,286	161,645	39,458	5/11/63	300 bp — Monthly	(21,077)
CMBX NA BBB−.6 Index	B+/P	18,357	161,645	39,458	5/11/63	300 bp — Monthly	(21,006)

Master Intermediate Income Trust 75

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 3/31/22 (Unaudited) cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
CMBX NA BBB−.6 Index	B+/P	$8,581	$165,471	$40,391	5/11/63	300 bp — Monthly	$(31,714)
CMBX NA BBB−.6 Index	B+/P	20,534	167,384	40,858	5/11/63	300 bp — Monthly	(20,226)
CMBX NA BBB−.6 Index	B+/P	15,166	175,036	42,726	5/11/63	300 bp — Monthly	(27,458)
CMBX NA BBB−.6 Index	B+/P	51,191	178,862	43,660	5/11/63	300 bp — Monthly	7,635
CMBX NA BBB−.6 Index	B+/P	10,015	183,644	44,828	5/11/63	300 bp — Monthly	(34,705)
CMBX NA BBB−.6 Index	B+/P	9,848	193,209	47,162	5/11/63	300 bp — Monthly	(37,202)
CMBX NA BBB−.6 Index	B+/P	24,103	206,600	50,431	5/11/63	300 bp — Monthly	(26,208)
CMBX NA BBB−.6 Index	B+/P	24,103	206,600	50,431	5/11/63	300 bp — Monthly	(26,208)
CMBX NA BBB−.6 Index	B+/P	21,986	209,469	51,131	5/11/63	300 bp — Monthly	(29,024)
CMBX NA BBB−.6 Index	B+/P	59,234	213,295	52,065	5/11/63	300 bp — Monthly	7,294
CMBX NA BBB−.6 Index	B+/P	11,095	216,164	52,766	5/11/63	300 bp — Monthly	(41,545)
CMBX NA BBB−.6 Index	B+/P	40,089	254,424	62,105	5/11/63	300 bp — Monthly	(21,868)
CMBX NA BBB−.6 Index	B+/P	36,039	283,118	69,109	5/11/63	300 bp — Monthly	(32,905)
CMBX NA BBB−.6 Index	B+/P	17,562	347,202	84,752	5/11/63	300 bp — Monthly	(66,987)
CMBX NA BBB−.6 Index	B+/P	47,211	432,329	105,531	5/11/63	300 bp — Monthly	(58,068)
CMBX NA BBB−.6 Index	B+/P	50,821	440,937	107,633	5/11/63	300 bp — Monthly	(56,555)
CMBX NA BBB−.6 Index	B+/P	71,741	578,670	141,253	5/11/63	300 bp — Monthly	(69,175)
CMBX NA BBB−.6 Index	B+/P	71,494	578,670	141,253	5/11/63	300 bp — Monthly	(69,422)
CMBX NA BBB−.6 Index	B+/P	155,865	996,651	243,283	5/11/63	300 bp — Monthly	(86,837)
CMBX NA BBB−.7 Index	BB−/P	26,578	312,000	56,098	1/17/47	300 bp — Monthly	(29,338)
CMBX NA BBB−.7 Index	BB−/P	90,359	1,040,000	186,992	1/17/47	300 bp — Monthly	(96,026)
JPMorgan Securities LLC
CMBX NA BB.10 Index	B+/P	9,629	120,000	33,480	5/11/63	500 bp — Monthly	(23,735)
CMBX NA BBB−.12 Index	BBB−/P	269	5,000	447	8/17/61	300 bp — Monthly	(175)

76 Master Intermediate Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 3/31/22 (Unaudited) cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
JPMorgan Securities LLC cont.
CMBX NA BBB−.12 Index	BBB−/P	$3,102	$49,000	$4,381	8/17/61	300 bp — Monthly	$(1,250)
CMBX NA BBB−.13 Index	BBB−/P	887	15,000	1,431	12/16/72	300 bp — Monthly	(535)
CMBX NA BBB−.13 Index	BBB−/P	5,046	55,000	5,247	12/16/72	300 bp — Monthly	(169)
CMBX NA BBB−.13 Index	BBB−/P	10,381	57,000	5,438	12/16/72	300 bp — Monthly	4,977
CMBX NA BBB−.6 Index	B+/P	3,128,927	9,361,063	2,285,036	5/11/63	300 bp — Monthly	849,352
Merrill Lynch International
CMBX NA BB.6 Index	CCC+/P	13,977	118,889	50,040	5/11/63	500 bp — Monthly	(35,947)
CMBX NA BBB−.6 Index	B+/P	1,391	4,782	1,167	5/11/63	300 bp — Monthly	226
CMBX NA BBB−.6 Index	B+/P	384,502	1,364,896	333,171	5/11/63	300 bp — Monthly	52,127
Morgan Stanley & Co. International PLC
CMBX NA BB.13 Index	BB−/P	182	2,000	255	12/16/72	500 bp — Monthly	(71)
CMBX NA BB.13 Index	BB−/P	4,929	53,000	6,758	12/16/72	500 bp — Monthly	(1,776)
CMBX NA BB.13 Index	BB−/P	6,326	66,000	8,415	12/16/72	500 bp — Monthly	(2,024)
CMBX NA BB.13 Index	BB−/P	7,574	82,000	10,455	12/16/72	500 bp — Monthly	(2,801)
CMBX NA BB.13 Index	BB−/P	25,708	280,000	35,700	12/16/72	500 bp — Monthly	(9,720)
CMBX NA BB.6 Index	CCC+/P	4,741	37,093	15,613	5/11/63	500 bp — Monthly	(10,836)
CMBX NA BB.6 Index	CCC+/P	8,676	45,653	19,216	5/11/63	500 bp — Monthly	(10,495)
CMBX NA BB.6 Index	CCC+/P	63,000	142,667	60,048	5/11/63	500 bp — Monthly	3,090
CMBX NA BB.6 Index	CCC+/P	116,279	260,605	109,688	5/11/63	500 bp — Monthly	6,844
CMBX NA BBB−.12 Index	BBB−/P	3,418	58,000	5,185	8/17/61	300 bp — Monthly	(1,733)
CMBX NA BBB−.12 Index	BBB−/P	9,660	225,000	20,115	8/17/61	300 bp — Monthly	(10,323)
CMBX NA BBB−.14 Index	BBB−/P	927	19,000	1,841	12/16/72	300 bp — Monthly	(903)
CMBX NA BBB−.14 Index	BBB−/P	1,708	35,000	3,392	12/16/72	300 bp — Monthly	(1,663)
CMBX NA BBB−.15 Index	BBB−/P	3,046	54,000	5,168	11/18/64	300 bp — Monthly	(2,090)

Master Intermediate Income Trust 77

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 3/31/22 (Unaudited) cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BBB−.6 Index	B+/P	$752	$8,608	$2,101	5/11/63	300 bp — Monthly	$(1,344)
CMBX NA BBB−.6 Index	B+/P	1,541	20,086	4,903	5/11/63	300 bp — Monthly	(3,350)
CMBX NA BBB−.6 Index	B+/P	3,126	37,303	9,106	5/11/63	300 bp — Monthly	(5,958)
CMBX NA BBB−.6 Index	B+/P	3,446	43,998	10,740	5/11/63	300 bp — Monthly	(7,268)
CMBX NA BBB−.6 Index	B+/P	9,375	135,820	33,154	5/11/63	300 bp — Monthly	(23,700)
CMBX NA BBB−.6 Index	B+/P	9,454	137,733	33,621	5/11/63	300 bp — Monthly	(24,086)
CMBX NA BBB−.6 Index	B+/P	48,941	177,905	43,427	5/11/63	300 bp — Monthly	5,618
CMBX NA BBB−.6 Index	B+/P	56,378	203,730	49,731	5/11/63	300 bp — Monthly	6,767
CMBX NA BBB−.6 Index	B+/P	183,195	507,891	123,976	5/11/63	300 bp — Monthly	59,515
CMBX NA BBB−.6 Index	B+/P	240,187	3,467,716	846,469	5/11/63	300 bp — Monthly	(605,551)
CMBX NA BBB−.9 Index	BB+/P	874	9,000	919	9/17/58	300 bp — Monthly	(40)
Upfront premium received		8,058,842		Unrealized appreciation		1,207,593
Upfront premium (paid)		—		Unrealized (depreciation)		(5,040,868)
Total		$8,058,842		Total		$(3,833,275)
* Payments related to the referenced debt are made upon a credit default event.
** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.
*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at March 31, 2022. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 3/31/22 (Unaudited)
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Citigroup Global Markets, Inc.
CMBX NA BB.10 Index	$(95,717)	$397,000	$110,763	11/17/59	(500 bp) — Monthly	$14,660
CMBX NA BB.10 Index	(65,025)	255,000	71,145	11/17/59	(500 bp) — Monthly	5,872
CMBX NA BB.10 Index	(14,611)	140,000	39,060	11/17/59	(500 bp) — Monthly	24,313
CMBX NA BB.10 Index	(12,500)	114,000	31,806	11/17/59	(500 bp) — Monthly	19,195

78 Master Intermediate Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 3/31/22 (Unaudited) cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Citigroup Global Markets, Inc. cont.
CMBX NA BB.11 Index	$(13,993)	$108,000	$11,513	11/18/54	(500 bp) — Monthly	$(2,585)
CMBX NA BB.11 Index	(1,556)	30,000	3,198	11/18/54	(500 bp) — Monthly	1,613
CMBX NA BB.8 Index	(36,522)	102,429	36,065	10/17/57	(500 bp) — Monthly	(557)
CMBX NA BB.8 Index	(8,940)	69,575	24,497	10/17/57	(500 bp) — Monthly	15,490
CMBX NA BBB−.10 Index	(47,799)	278,000	30,969	11/17/59	(300 bp) — Monthly	(16,991)
CMBX NA BBB−.10 Index	(55,015)	237,000	26,402	11/17/59	(300 bp) — Monthly	(28,751)
CMBX NA BBB−.10 Index	(28,062)	221,000	24,619	11/17/59	(300 bp) — Monthly	(3,572)
CMBX NA BBB−.10 Index	(21,532)	176,000	19,606	11/17/59	(300 bp) — Monthly	(2,028)
CMBX NA BBB−.10 Index	(38,410)	161,000	17,935	11/17/59	(300 bp) — Monthly	(20,569)
CMBX NA BBB−.10 Index	(24,448)	112,000	12,477	11/17/59	(300 bp) — Monthly	(12,037)
CMBX NA BBB−.10 Index	(23,069)	106,000	11,808	11/17/59	(300 bp) — Monthly	(11,323)
CMBX NA BBB−.10 Index	(6,246)	49,000	5,459	11/17/59	(300 bp) — Monthly	(816)
CMBX NA BBB−.10 Index	(4,717)	37,000	4,122	11/17/59	(300 bp) — Monthly	(616)
CMBX NA BBB−.12 Index	(68,500)	205,000	18,327	8/17/61	(300 bp) — Monthly	(50,293)
CMBX NA BBB−.12 Index	(67,433)	194,000	17,344	8/17/61	(300 bp) — Monthly	(50,203)
CMBX NA BBB−.12 Index	(13,080)	190,000	16,986	8/17/61	(300 bp) — Monthly	3,795
CMBX NA BBB−.12 Index	(51,320)	146,000	13,052	8/17/61	(300 bp) — Monthly	(38,353)
CMBX NA BBB−.12 Index	(240)	4,000	358	8/17/61	(300 bp) — Monthly	115
CMBX NA BBB−.13 Index	(6,199)	106,000	10,112	12/16/72	(300 bp) — Monthly	3,851
CMBX NA BBB−.13 Index	(2,546)	50,000	4,770	12/16/72	(300 bp) — Monthly	2,195
CMBX NA BBB−.13 Index	(2,521)	50,000	4,770	12/16/72	(300 bp) — Monthly	2,220
CMBX NA BBB−.13 Index	(1,971)	36,000	3,434	12/16/72	(300 bp) — Monthly	1,442
CMBX NA BBB−.8 Index	(28,028)	202,000	26,260	10/17/57	(300 bp) — Monthly	(1,885)

Master Intermediate Income Trust 79

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 3/31/22 (Unaudited) cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Citigroup Global Markets, Inc. cont.
CMBX NA BBB−.8 Index	$(31,297)	$198,000	$25,740	10/17/57	(300 bp) — Monthly	$(5,672)
CMBX NA BBB−.8 Index	(31,421)	198,000	25,740	10/17/57	(300 bp) — Monthly	(5,796)
CMBX NA BBB−.8 Index	(23,031)	173,000	22,490	10/17/57	(300 bp) — Monthly	(642)
CMBX NA BBB−.8 Index	(21,875)	140,000	18,200	10/17/57	(300 bp) — Monthly	(3,757)
CMBX NA BBB−.8 Index	(14,014)	101,000	13,130	10/17/57	(300 bp) — Monthly	(943)
CMBX NA BBB−.8 Index	(12,452)	87,000	11,310	10/17/57	(300 bp) — Monthly	(1,193)
CMBX NA BBB−.8 Index	(9,703)	62,000	8,060	10/17/57	(300 bp) — Monthly	(1,679)
CMBX NA BBB−.9 Index	(4,495)	19,000	1,940	9/17/58	(300 bp) — Monthly	(2,566)
Credit Suisse International
CMBX NA BB.10 Index	(38,693)	290,000	80,910	11/17/59	(500 bp) — Monthly	41,935
CMBX NA BB.10 Index	(34,367)	289,000	80,631	11/17/59	(500 bp) — Monthly	45,983
CMBX NA BB.10 Index	(18,893)	152,000	42,408	11/17/59	(500 bp) — Monthly	23,367
CMBX NA BB.7 Index	(61,796)	335,000	104,118	1/17/47	(500 bp) — Monthly	41,996
CMBX NA BB.7 Index	(4,770)	29,000	9,013	1/17/47	(500 bp) — Monthly	4,215
Goldman Sachs International
CMBX NA A.6 Index	(13,345)	126,233	10,225	5/11/63	(200 bp) — Monthly	(3,169)
CMBX NA A.6 Index	(7,995)	76,111	6,165	5/11/63	(200 bp) — Monthly	(1,860)
CMBX NA A.6 Index	(7,359)	69,614	5,639	5/11/63	(200 bp) — Monthly	(1,748)
CMBX NA A.6 Index	(4,240)	59,404	4,812	5/11/63	(200 bp) — Monthly	549
CMBX NA A.6 Index	(5,333)	49,194	3,985	5/11/63	(200 bp) — Monthly	(1,368)
CMBX NA A.6 Index	(4,747)	45,481	3,684	5/11/63	(200 bp) — Monthly	(1,081)
CMBX NA A.6 Index	(4,263)	40,840	3,308	5/11/63	(200 bp) — Monthly	(970)
CMBX NA A.6 Index	(4,263)	40,840	3,308	5/11/63	(200 bp) — Monthly	(970)
CMBX NA A.6 Index	(4,246)	39,912	3,233	5/11/63	(200 bp) — Monthly	(1,029)

80 Master Intermediate Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 3/31/22 (Unaudited) cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
CMBX NA A.6 Index	$(4,246)	$39,912	$3,233	5/11/63	(200 bp) — Monthly	$(1,029)
CMBX NA A.6 Index	(3,758)	34,343	2,782	5/11/63	(200 bp) — Monthly	(989)
CMBX NA A.6 Index	(2,934)	27,845	2,255	5/11/63	(200 bp) — Monthly	(690)
CMBX NA A.6 Index	(2,934)	27,845	2,255	5/11/63	(200 bp) — Monthly	(690)
CMBX NA A.6 Index	(1,789)	16,707	1,353	5/11/63	(200 bp) — Monthly	(442)
CMBX NA A.6 Index	(174)	1,856	150	5/11/63	(200 bp) — Monthly	(25)
CMBX NA A.6 Index	(86)	928	75	5/11/63	(200 bp) — Monthly	(11)
CMBX NA A.6 Index	(96)	928	75	5/11/63	(200 bp) — Monthly	(21)
CMBX NA BB.6 Index	(1,023)	9,511	4,003	5/11/63	(500 bp) — Monthly	2,971
CMBX NA BB.7 Index	(38,667)	236,000	73,349	1/17/47	(500 bp) — Monthly	34,452
CMBX NA BB.7 Index	(18,621)	102,000	31,702	1/17/47	(500 bp) — Monthly	12,982
CMBX NA BB.7 Index	(19,493)	96,000	29,837	1/17/47	(500 bp) — Monthly	10,251
CMBX NA BB.7 Index	(10,442)	69,000	21,445	1/17/47	(500 bp) — Monthly	10,937
CMBX NA BB.8 Index	(69,403)	191,330	67,367	10/17/57	(500 bp) — Monthly	(2,222)
CMBX NA BB.8 Index	(69,523)	191,330	67,367	10/17/57	(500 bp) — Monthly	(2,341)
CMBX NA BB.8 Index	(65,945)	172,970	60,903	10/17/57	(500 bp) — Monthly	(5,210)
CMBX NA BB.8 Index	(51,833)	139,149	48,994	10/17/57	(500 bp) — Monthly	(2,974)
CMBX NA BB.8 Index	(46,277)	131,419	46,272	10/17/57	(500 bp) — Monthly	(132)
CMBX NA BB.8 Index	(2,606)	22,225	7,825	10/17/57	(500 bp) — Monthly	5,198
CMBX NA BBB−.10 Index	(10,061)	46,000	5,124	11/17/59	(300 bp) — Monthly	(4,964)
CMBX NA BBB−.12 Index	(8,968)	46,000	4,112	8/17/61	(300 bp) — Monthly	(4,882)
CMBX NA BBB−.12 Index	(5,404)	16,000	1,430	8/17/61	(300 bp) — Monthly	(3,982)
CMBX NA BBB−.13 Index	(9,245)	122,000	11,639	12/16/72	(300 bp) — Monthly	2,323

Master Intermediate Income Trust 81

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 3/31/22 (Unaudited) cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
CMBX NA BBB−.6 Index	$(60,768)	$213,295	$52,065	5/11/63	(300 bp) — Monthly	$(8,827)
CMBX NA BBB−.8 Index	(12,938)	100,000	13,000	10/17/57	(300 bp) — Monthly	4
CMBX NA BBB−.8 Index	(8,938)	57,000	7,410	10/17/57	(300 bp) — Monthly	(1,562)
JPMorgan Securities LLC
CMBX NA A.6 Index	(8,256)	77,967	6,315	5/11/63	(200 bp) — Monthly	(1,971)
CMBX NA A.6 Index	(5,789)	52,906	4,285	5/11/63	(200 bp) — Monthly	(1,524)
CMBX NA BB.17 Index	(320,235)	654,000	203,263	1/17/47	(500 bp) — Monthly	(117,607)
CMBX NA BB.8 Index	(52,536)	102,429	36,065	10/17/57	(500 bp) — Monthly	(16,570)
CMBX NA BBB−.10 Index	(29,298)	104,000	11,586	11/17/59	(300 bp) — Monthly	(17,773)
CMBX NA BBB−.10 Index	(10,885)	66,000	7,352	11/17/59	(300 bp) — Monthly	(3,571)
CMBX NA BBB−.10 Index	(15,790)	53,000	5,904	11/17/59	(300 bp) — Monthly	(9,917)
CMBX NA BBB−.11 Index	(16,029)	51,000	4,075	11/18/54	(300 bp) — Monthly	(11,984)
CMBX NA BBB−.11 Index	(4,080)	13,000	1,039	11/18/54	(300 bp) — Monthly	(3,049)
CMBX NA BBB−.12 Index	(1,446)	37,000	3,308	8/17/61	(300 bp) — Monthly	1,841
CMBX NA BBB−.14 Index	(4,389)	72,000	6,977	12/16/72	(300 bp) — Monthly	2,546
CMBX NA BBB−.6 Index	(260,375)	977,522	238,613	5/11/63	(300 bp) — Monthly	(22,332)
CMBX NA BBB−.7 Index	(214,338)	913,000	164,157	1/17/47	(300 bp) — Monthly	(50,714)
CMBX NA BBB−.8 Index	(31,080)	224,000	29,120	10/17/57	(300 bp) — Monthly	(2,091)
Merrill Lynch International
CMBX NA BB.10 Index	(15,875)	279,000	77,841	11/17/59	(500 bp) — Monthly	61,695
CMBX NA BBB−.10 Index	(20,367)	94,000	10,472	11/17/59	(300 bp) — Monthly	(9,950)
CMBX NA BBB−.7 Index	(32,451)	396,000	71,201	1/17/47	(300 bp) — Monthly	38,519
Morgan Stanley & Co. International PLC
CMBX NA A.6 Index	(7,508)	71,470	5,789	5/11/63	(200 bp) — Monthly	(1,746)
CMBX NA A.6 Index	(1,458)	13,923	1,128	5/11/63	(200 bp) — Monthly	(335)

82 Master Intermediate Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 3/31/22 (Unaudited) cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA A.6 Index	$(388)	$3,713	$301	5/11/63	(200 bp) — Monthly	$(88)
CMBX NA A.6 Index	(195)	1,856	150	5/11/63	(200 bp) — Monthly	(45)
CMBX NA A.6 Index	(193)	1,856	150	5/11/63	(200 bp) — Monthly	(43)
CMBX NA A.6 Index	(86)	928	75	5/11/63	(200 bp) — Monthly	(11)
CMBX NA A.6 Index	(91)	928	75	5/11/63	(200 bp) — Monthly	(16)
CMBX NA A.6 Index	(96)	928	75	5/11/63	(200 bp) — Monthly	(21)
CMBX NA BB.10 Index	(33,114)	141,000	39,339	11/17/59	(500 bp) — Monthly	6,088
CMBX NA BB.10 Index	(14,683)	140,000	39,060	11/17/59	(500 bp) — Monthly	24,241
CMBX NA BB.7 Index	(23,127)	115,000	35,742	1/17/47	(500 bp) — Monthly	12,503
CMBX NA BB.7 Index	(17,547)	91,000	28,283	1/17/47	(500 bp) — Monthly	10,647
CMBX NA BB.7 Index	(11,040)	59,000	18,337	1/17/47	(500 bp) — Monthly	7,240
CMBX NA BB.7 Index	(6,055)	30,000	9,324	1/17/47	(500 bp) — Monthly	3,240
CMBX NA BB.8 Index	(34,059)	93,732	33,003	10/17/57	(500 bp) — Monthly	(1,147)
CMBX NA BB.8 Index	(32,587)	90,833	31,982	10/17/57	(500 bp) — Monthly	(692)
CMBX NA BB.8 Index	(30,651)	59,911	21,095	10/17/57	(500 bp) — Monthly	(9,615)
CMBX NA BB.8 Index	(17,394)	46,383	16,331	10/17/57	(500 bp) — Monthly	(1,107)
CMBX NA BB.8 Index	(15,519)	42,518	14,971	10/17/57	(500 bp) — Monthly	(590)
CMBX NA BB.8 Index	(7,760)	21,259	7,485	10/17/57	(500 bp) — Monthly	(295)
CMBX NA BB.9 Index	(3,952)	65,000	15,392	9/17/58	(500 bp) — Monthly	11,377
CMBX NA BB.9 Index	(7,997)	53,000	12,550	9/17/58	(500 bp) — Monthly	4,502
CMBX NA BB.9 Index	(4,238)	31,000	7,341	9/17/58	(500 bp) — Monthly	3,072
CMBX NA BB.9 Index	(743)	19,000	4,499	9/17/58	(500 bp) — Monthly	3,738
CMBX NA BB.9 Index	(1,968)	13,000	3,078	9/17/58	(500 bp) — Monthly	1,098

Master Intermediate Income Trust 83

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 3/31/22 (Unaudited) cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BB.9 Index	$(246)	$4,000	$947	9/17/58	(500 bp) — Monthly	$697
CMBX NA BBB−.10 Index	(51,248)	304,000	33,866	11/17/59	(300 bp) — Monthly	(17,559)
CMBX NA BBB−.10 Index	(19,485)	225,000	25,065	11/17/59	(300 bp) — Monthly	5,448
CMBX NA BBB−.10 Index	(19,495)	158,000	17,601	11/17/59	(300 bp) — Monthly	(1,986)
CMBX NA BBB−.10 Index	(17,456)	136,000	15,150	11/17/59	(300 bp) — Monthly	(2,385)
CMBX NA BBB−.10 Index	(27,435)	116,000	12,922	11/17/59	(300 bp) — Monthly	(14,581)
CMBX NA BBB−.10 Index	(24,867)	102,000	11,363	11/17/59	(300 bp) — Monthly	(13,563)
CMBX NA BBB−.10 Index	(10,907)	86,000	9,580	11/17/59	(300 bp) — Monthly	(1,377)
CMBX NA BBB−.10 Index	(8,751)	69,000	7,687	11/17/59	(300 bp) — Monthly	(1,105)
CMBX NA BBB−.10 Index	(7,908)	66,000	7,352	11/17/59	(300 bp) — Monthly	(594)
CMBX NA BBB−.10 Index	(13,546)	59,000	6,573	11/17/59	(300 bp) — Monthly	(7,008)
CMBX NA BBB−.10 Index	(12,006)	55,000	6,127	11/17/59	(300 bp) — Monthly	(5,911)
CMBX NA BBB−.10 Index	(4,987)	23,000	2,562	11/17/59	(300 bp) — Monthly	(2,438)
CMBX NA BBB−.10 Index	(4,325)	20,000	2,228	11/17/59	(300 bp) — Monthly	(2,109)
CMBX NA BBB−.11 Index	(4,681)	15,000	1,199	11/18/54	(300 bp) — Monthly	(3,492)
CMBX NA BBB−.12 Index	(277)	5,000	447	8/17/61	(300 bp) — Monthly	167
CMBX NA BBB−.13 Index	(8,074)	131,000	12,497	12/16/72	(300 bp) — Monthly	4,347
CMBX NA BBB−.7 Index	(17,831)	175,000	31,465	1/17/47	(300 bp) — Monthly	13,532
CMBX NA BBB−.7 Index	(14,539)	229,000	41,174	1/17/47	(300 bp) — Monthly	26,501
CMBX NA BBB−.8 Index	(21,949)	173,000	22,490	10/17/57	(300 bp) — Monthly	440
CMBX NA BBB−.8 Index	(22,003)	173,000	22,490	10/17/57	(300 bp) — Monthly	386
CMBX NA BBB−.8 Index	(21,469)	150,000	19,500	10/17/57	(300 bp) — Monthly	(2,056)
CMBX NA BBB−.8 Index	(19,123)	141,000	18,330	10/17/57	(300 bp) — Monthly	(875)

84 Master Intermediate Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 3/31/22 (Unaudited) cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BBB−.8 Index	$(19,211)	$141,000	$18,330	10/17/57	(300 bp) — Monthly	$(964)
CMBX NA BBB−.8 Index	(16,646)	107,000	13,910	10/17/57	(300 bp) — Monthly	(2,798)
CMBX NA BBB−.8 Index	(15,432)	99,000	12,870	10/17/57	(300 bp) — Monthly	(2,620)
CMBX NA BBB−.8 Index	(8,987)	58,000	7,540	10/17/57	(300 bp) — Monthly	(1,480)
CMBX NA BBB−.8 Index	(9,063)	58,000	7,540	10/17/57	(300 bp) — Monthly	(1,556)
CMBX NA BBB−.8 Index	(8,463)	54,000	7,020	10/17/57	(300 bp) — Monthly	(1,480)
Upfront premium received	—		Unrealized appreciation		575,789
Upfront premium (paid)	(3,374,848)		Unrealized (depreciation)		(688,756)
Total	$(3,374,848)		Total		$(112,967)
* Payments related to the referenced debt are made upon a credit default event.
** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

Master Intermediate Income Trust 85

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Consumer cyclicals	$123,234	$401	$—
Energy	55,301	—	—
Utilities and power	—	12,570	—
Total common stocks	178,535	12,971	—
Asset-backed securities	—	592,515	—
Convertible bonds and notes	—	11,616,261	—
Corporate bonds and notes	—	42,294,733	—
Foreign government and agency bonds and notes	—	18,966,983	—
Mortgage-backed securities	—	93,977,624	—
Purchased options outstanding	—	25	—
Purchased swap options outstanding	—	5,362,781	—
Senior loans	—	6,050,669	—
U.S. government and agency mortgage obligations	—	159,246,764	—
U.S. treasury obligations	—	112,000	—
Warrants	—	—	2
Short-term investments	970,000	33,868,652	—
Totals by level	$1,148,535	$372,101,978	$2

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(601,111)	$—
Futures contracts	(351,526)	—	—
Written options outstanding	—	(568,325)	—
Written swap options outstanding	—	(8,769,519)	—
Forward premium swap option contracts	—	(1,582,820)	—
TBA sale commitments	—	(140,252,115)	—
Interest rate swap contracts	—	5,167,889	—
Total return swap contracts	—	(115,515)	—
Credit default contracts	—	(8,630,236)	—
Totals by level	$(351,526)	$(155,351,752)	$—
* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.
At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

86 Master Intermediate Income Trust

Statement of assets and liabilities 3/31/22 (Unaudited)

ASSETS
Investment in securities, at value (Notes 1 and 9):
Unaffiliated issuers (identified cost $378,476,215)	$361,887,916
Affiliated issuers (identified cost $11,362,599) (Note 5)	11,362,599
Cash	282,302
Foreign currency (cost $6,342) (Note 1)	6,128
Dividends, interest and other receivables	2,251,270
Receivable for investments sold	452,590
Receivable for sales of TBA securities (Note 1)	87,997,224
Receivable for variation margin on futures contracts (Note 1)	46,920
Receivable for variation margin on centrally cleared swap contracts (Note 1)	947,331
Unrealized appreciation on forward premium swap option contracts (Note 1)	9,276,418
Unrealized appreciation on forward currency contracts (Note 1)	165,335
Unrealized appreciation on OTC swap contracts (Note 1)	1,783,382
Premium paid on OTC swap contracts (Note 1)	3,374,848
Total assets	479,834,263

LIABILITIES
Payable for investments purchased	38,285
Payable for purchases of TBA securities (Note 1)	106,086,534
Payable for shares of the fund repurchased	136,293
Payable for compensation of Manager (Note 2)	376,398
Payable for custodian fees (Note 2)	38,561
Payable for investor servicing fees (Note 2)	16,465
Payable for Trustee compensation and expenses (Note 2)	121,828
Payable for administrative services (Note 2)	577
Payable for variation margin on futures contracts (Note 1)	8,367
Payable for variation margin on centrally cleared swap contracts (Note 1)	1,211,863
Distributions payable to shareholders	1,122,059
Unrealized depreciation on OTC swap contracts (Note 1)	5,845,139
Premium received on OTC swap contracts (Note 1)	8,058,842
Unrealized depreciation on forward currency contracts (Note 1)	766,446
Unrealized depreciation on forward premium swap option contracts (Note 1)	10,859,238
Written options outstanding, at value (premiums $7,229,298) (Note 1)	9,337,844
TBA sale commitments, at value (proceeds receivable $142,035,215) (Note 1)	140,252,115
Collateral on certain derivative contracts and TBA commitments, at value (Notes 1 and 9)	1,082,000
Other accrued expenses	120,056
Total liabilities	285,478,910

Net assets	$194,355,353

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$312,493,773
Total distributable earnings (Note 1)	(118,138,420)
Total — Representing net assets applicable to capital shares outstanding	$194,355,353

COMPUTATION OF NET ASSET VALUE
Net asset value per share
($194,355,353 divided by 50,623,132 shares)	$3.84

The accompanying notes are an integral part of these financial statements.

Master Intermediate Income Trust 87

Statement of operations Six months ended 3/31/22 (Unaudited)

INVESTMENT INCOME
Interest (including interest income of $6,501 from investments in affiliated issuers)
(net of foreign tax of $1,963) (Note 5)	$5,920,024
Total investment income	5,920,024

EXPENSES
Compensation of Manager (Note 2)	753,531
Investor servicing fees (Note 2)	50,290
Custodian fees (Note 2)	59,253
Trustee compensation and expenses (Note 2)	3,746
Administrative services (Note 2)	3,219
Auditing and tax fees	67,784
Other	96,821
Total expenses	1,034,644
Expense reduction (Note 2)	(54)
Net expenses	1,034,590

Net investment income	4,885,434

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	(9,009,062)
Net increase from payments by affiliates (Note 2)	58,887
Foreign currency transactions (Note 1)	2,070
Forward currency contracts (Note 1)	(686,562)
Futures contracts (Note 1)	1,350,590
Swap contracts (Note 1)	(1,352,891)
Written options (Note 1)	(2,021,184)
Total net realized loss	(11,658,152)
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers and TBA sale commitments	(640,110)
Assets and liabilities in foreign currencies	2,284
Forward currency contracts	(66,892)
Futures contracts	(545,317)
Swap contracts	8,175,755
Written options	(5,831,833)
Total change in net unrealized appreciation	1,093,887

Net loss on investments	(10,564,265)

Net decrease in net assets resulting from operations	$(5,678,831)

The accompanying notes are an integral part of these financial statements.

88 Master Intermediate Income Trust

Statement of changes in net assets

DECREASE IN NET ASSETS	Six months ended 3/31/22*	Year ended 9/30/21
Operations
Net investment income	$4,885,434	$9,697,452
Net realized loss on investments
and foreign currency transactions	(11,658,152)	(4,421,140)
Change in net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	1,093,887	(2,120,289)
Net increase (decrease) in net assets resulting
from operations	(5,678,831)	3,156,023
Distributions to shareholders (Note 1):
From ordinary income
Net investment income	(6,751,680)	(1,569,668)
From return of capital	—	(12,762,903)
Increase in capital share transactions from reinvestment
of distributions (Note 4)	211,673	53,869
Decrease from capital share transactions (Note 4)	(2,169,041)	(225,056)
Total decrease in net assets	(14,387,879)	(11,347,735)

NET ASSETS
Beginning of period	208,743,232	220,090,967
End of period	$194,355,353	$208,743,232

NUMBER OF FUND SHARES
Shares outstanding at beginning of period	51,186,687	51,227,679
Shares issued in connection with reinvestment
of distributions	53,198	12,981
Shares repurchased (Note 4)	(616,753)	(53,973)
Shares outstanding at end of period	50,623,132	51,186,687

* Unaudited.

The accompanying notes are an integral part of these financial statements.

Master Intermediate Income Trust 89

Financial highlights
(For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE
Six months ended**		Year ended
	3/31/22	9/30/21	9/30/20	9/30/19	9/30/18	9/30/17
Net asset value, beginning of period	$4.08	$4.30	$4.83	$4.94	$5.03	$4.86
Investment operations:
Net investment income[a]	.10	.19	.18	.24	.26	.26
Net realized and unrealized
gain (loss) on investments	(.21)	(.13)	(.35)	(.02)	(.06)	.21
Total from investment operations	(.11)	.06	(.17)	.22	.20	.47
Less distributions:
From net investment income	(.13)	(.03)	(.21)	(.34)	(.29)	(.31)
From return of capital	—	(.25)	(.15)	—	—	—
Total distributions	(.13)	(.28)	(.36)	(.34)	(.29)	(.31)
Increase from shares repurchased	—[e]	—[e]	—[e]	.01	—[e]	.01
Net asset value, end of period	$3.84	$4.08	$4.30	$4.83	$4.94	$5.03
Market value, end of period	$3.58	$4.07	$4.11	$4.59	$4.52	$4.73
Total return at market value (%)[b]	(8.93)*	5.82	(2.85)	9.48	1.66	14.32

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$194,355	$208,743	$220,091	$249,961	$262,509	$269,544
Ratio of expenses to average
net assets (%)[c]	.51*	1.01	1.01	1.02	1.00	.99
Ratio of net investment income
to average net assets (%)	2.43*	4.35	3.98	4.90	5.11	5.24
Portfolio turnover (%)[d]	653*	1,073	995	899	715	976

* Not annualized.

** Unaudited.

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c Includes amounts paid through expense offset arrangements, if any (Note 2).

d Portfolio turnover includes TBA purchase and sales commitments.

e Amount represents less than $0.01 per share

The accompanying notes are an integral part of these financial statements.

90 Master Intermediate Income Trust

Notes to financial statements 3/31/22 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2021 through March 31, 2022.

Putnam Master Intermediate Income Trust (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company. The goal of the fund is to seek with equal emphasis high current income and relative stability of net asset value by allocating its investments among the U.S. investment grade sector, high-yield sector, and international sector.

The fund’s shares trade on a stock exchange at market prices, which may be lower than the fund’s net asset value.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, transfer agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various

Master Intermediate Income Trust 91

relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

The fund may have earned certain fees in connection with its senior loan purchasing activities. These fees, if any, are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange

92 Master Intermediate Income Trust

rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts for hedging duration and convexity, to isolate prepayment risk and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts for hedging treasury term structure risk and for yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used for hedging currency exposures and for gaining exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts

Master Intermediate Income Trust 93

are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, for hedging term structure risk, for yield curve positioning and for gaining exposure to rates in various countries.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, for hedging sector exposure, for gaining exposure to specific sectors, for hedging inflation and for gaining exposure to inflation.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

94 Master Intermediate Income Trust

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts for hedging market risk and for gaining exposure to specific sectors.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as

Master Intermediate Income Trust 95

an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $16,012,514 on open derivative contracts subject to the Master Agreements. Collateral pledged by the fund at period end for these agreements totaled$15,554,544 and may include amounts related to unsettled agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At September 30, 2021, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

96 Master Intermediate Income Trust

	Loss carryover
Short-term	Long-term	Total
$36,377,445	$39,152,900	$75,530,345

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $244,618,423, resulting in gross unrealized appreciation and depreciation of $23,793,335 and $50,864,520, respectively, or net unrealized depreciation of $27,071,185.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The fund uses targeted distribution rates, whose principal source of the distribution is ordinary income. However,the balance of the distribution, if any, comes first from capital gain and then will constitute a return of capital. A return of capital is not taxable; rather it reduces a shareholder’s tax basis in their shares of the fund. The fund may make return of capital distributions to achieve the targeted distribution rates. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets (including assets, but excluding liabilities, attributable to leverage for investment purposes) of the fund. The fee is based on the following annual rates:

	of the first $500 million of average		of the next $5 billion of average
0.750%	net assets,	0.480%	net assets,
	of the next $500 million of average		of the next $5 billion of average
0.650%	net assets,	0.470%	net assets,
	of the next $500 million of average		of the next $5 billion of average
0.600%	net assets,	0.460%	net assets,
	of the next $5 billion of average		of the next $5 billion of average
0.550%	net assets,	0.450%	net assets,
	of the next $5 billion of average		of the next $5 billion of average
0.525%	net assets,	0.440%	net assets,
	of the next $5 billion of average		of the next $8.5 billion of average net
0.505%	net assets,	0.430%	assets and
	of the next $5 billion of average	0.420%	of any excess thereafter.
0.490%	net assets,

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.375% of the fund’s average net assets.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets (including assets, but excluding liabilities, attributable to leverage for investment purposes) of the portion of the fund managed by PIL.

Putnam Management voluntarily reimbursed the fund $58,887 for a trading error which occurred during the reporting period. The effect of the loss incurred and the reimbursement by Putnam Management of such amounts had no material impact on total return.

Master Intermediate Income Trust 97

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.05% of the fund’s average daily net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $54 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $136, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$1,606,173,438	$1,669,398,757
U.S. government securities (Long-term)	—	—
Total	$1,606,173,438	$1,669,398,757

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Shares repurchased

In September 2021, the Trustees approved the renewal of the repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 365 day period ending September 30, 2022 (based on shares outstanding as of September 30, 2021). Prior to this renewal, the Trustees had approved a repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 365 day period ending September 30, 2021 (based on shares outstanding as of September 30, 2020). Repurchases are made when the fund’s shares are trading at less than net asset value and in accordance with procedures approved by the fund’s Trustees. At Putnam’s recommendation, the share repurchase program was temporarily suspended on March 24, 2020 and reinstated July 1, 2020.

For the reporting period, the fund repurchased 616,753 common shares for an aggregate purchase price of $2,169,041, which reflects a weighted-average discount from net asset value per share of 8.51%. The weighted-average discount reflects the payment of commissions by the fund to execute repurchase trades.

98 Master Intermediate Income Trust

For the previous fiscal year, the fund repurchased 53,973 common shares for an aggregate purchase price of $225,056, which reflected a weighted-average discount from net asset value per share of 6.97%, The weighted-average discount reflected the payment of commissions by the fund to execute repurchase trades.

At the close of the reporting period, Putnam Investments, LLC owned approximately 2,259 shares of the fund (0.004% of the fund’s shares outstanding), valued at $8,675 based on net asset value.

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 9/30/21	cost	proceeds	income	of 3/31/22
Short-term investments
Putnam Short Term
Investment Fund*	$9,916,837	$43,940,614	$42,494,852	$6,501	$11,362,599
Total Short-term
investments	$9,916,837	$43,940,614	$42,494,852	$6,501	$11,362,599

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021.LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Various financial industry groups have been planning for the transition away from LIBOR, but there are obstacles to converting certain longer-term securities and transactions to new reference rates. Markets are developing slowly and questions around liquidity in these rates and how to appropriately adjust these rates to mitigate any economic value transfer at the time of transition remain a significant concern. Neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets that rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of related transactions, such as hedges. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur at any time.

Master Intermediate Income Trust 99

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as Covid–19. The outbreak of Covid–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of Covid–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$—*
Purchased TBA commitment option contracts (contract amount)	$10,700,000
Purchased currency option contracts (contract amount)	$7,400,000
Purchased swap option contracts (contract amount)	$850,800,000
Written equity option contracts (contract amount)	$—*
Written TBA commitment option contracts (contract amount)	$10,700,000
Written currency option contracts (contract amount)	$7,400,000
Written swap option contracts (contract amount)	$848,000,000
Futures contracts (number of contracts)	600
Forward currency contracts (contract amount)	$236,700,000
Centrally cleared interest rate swap contracts (notional)	$557,600,000
OTC total return swap contracts (notional)	$2,100,000
Centrally cleared total return swap contracts (notional)	$26,100,000
OTC credit default contracts (notional)	$74,000,000
Warrants (number of warrants)	30

* For the reporting period there were no holdings at the end of each fiscal quarter and the transactions were considered minimal.

100 Master Intermediate Income Trust

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Credit contracts	Receivables	$3,261,881	Payables	$12,007,632
Foreign exchange
contracts	Receivables	165,335	Payables	766,446
Equity contracts	Investments	2	Payables	—
	Investments,
	Receivables, Net
	assets —		Payables, Net
	Unrealized		assets — Unrealized
Interest rate contracts	appreciation	24,985,127*	depreciation	25,726,622
Total		$28,412,345		$38,500,700

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$(337,906)	$(337,906)
Foreign exchange contracts	(158,347)	—	(686,562)	—	(844,909)
Interest rate contracts	(800,879)	1,350,590	—	(1,014,985)	(465,274)
Total	$(959,226)	$1,350,590	$(686,562)	$(1,352,891)	$(1,648,089)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$3,085,210	$3,085,210
Foreign exchange contracts	(6,284)	—	(66,892)	—	(73,176)
Interest rate contracts	(2,544,674)	(545,317)	—	5,090,545	2,000,554
Total	$(2,550,958)	$(545,317)	$(66,892)	$8,175,755	$5,012,588

Master Intermediate Income Trust 101

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	BofA Securities, Inc.	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	Toronto- Dominion Bank	UBS AG	Wells Fargo Bank, N.A.	Total
Assets:
Centrally cleared
interest rate
swap contracts§	$—	$—	$947,331	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$947,331
OTC Total
return swap
contracts*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
OTC Credit
default
contracts —
protection
sold*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
OTC Credit
default
contracts —
protection
purchased*#	—	—	—	—	—	720,222	316,015	—	608,442	—	—	719,810	158,957	738,435	—	—	—	—	—	3,261,881
Futures
contracts§	—	—	—	—	—	—	—	—	—	—	—	46,920	—	—	—	—	—	—	—	46,920
Forward
currency
contracts#	6,365	1,575	—	—	12,846	—	—	—	27,532	38,513	2	—	—	9,605	29	39,311	—	29,557	—	165,335
Forward
premium
swap option
contracts#	2,433,327	—	—	—	2,274,152	—	—	120,769	720,358	—	1,147,790	—	—	240,966	—	—	305,897	1,473,560	559,599	9,276,418
Purchased swap
options**#	10,110	—	—	—	—	—	—	—	449,643	—	849,831	—	—	2,216,276	893,287	—	—	943,634	—	5,362,781
Purchased
options**#	—	—	—	—	—	—	—	—	—	—	25	—	—	—	—	—	—	—	—	25
Total Assets	$2,449,802	$1,575	$947,331	$—	$2,286,998	$720,222	$316,015	$120,769	$1,805,975	$38,513	$1,997,648	$766,730	$158,957	$3,205,282	$893,316	$39,311	$305,897	$2,446,751	$559,599	$19,060,691
Liabilities:
Centrally cleared
interest rate
swap contracts§	—	—	1,211,863	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1,211,863
OTC Total
return swap
contracts*#	—	—	—	—	—	—	—	—	—	—	—	—	—	115,515	—	—	—	—	—	115,515

102 Master Intermediate Income Trust	Master Intermediate Income Trust 103

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	BofA Securities, Inc.	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	Toronto- Dominion Bank	UBS AG	Wells Fargo Bank, N.A.	Total
OTC Credit
default
contracts —
protection
sold*#	$181,210	$—	$—	$—	$—	$1,914,639	$3,255,608	$—	$2,370,079	$—	$—	$2,329,776	$383,464	$1,457,341	$—	$—	$—	$—	$—	$11,892,117
OTC Credit
default
contracts —
protection
purchased*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Futures
contracts§	—	—	—	—	—	—	—	—	—	—	—	8,367	—	—	—	—	—	—	—	8,367
Forward
currency
contracts#	88	7,564	—	—	—	—	—	—	22,240	—	3,154	—	—	38,260	862	158,851	173,359	362,068	—	766,446
Forward
premium
swap option
contracts#	3,097,265	—	—	—	4,182,744	—	—	20,315	947,381	—	1,116,441	—	—	226,223	—	—	136,763	821,126	310,980	10,859,238
Written swap
options#	347,724	—	—	—	1,229,817	—	—	—	372,743	—	2,325,077	—	—	2,282,918	1,537,832	—	130,059	543,349	—	8,769,519
Written options#	—	—	—	—	—	—	—	—	—	—	568,325	—	—	—	—	—	—	—	—	568,325
Total Liabilities	$3,626,287	$7,564	$1,211,863	$—	$5,412,561	$1,914,639	$3,255,608	$20,315	$3,712,443	$—	$4,012,997	$2,338,143	$383,464	$4,120,257	$1,538,694	$158,851	$440,181	$1,726,543	$310,980	$34,191,390
Total Financial
and Derivative
Net Assets	$(1,176,485)	$(5,989)	$(264,532)	$—	$(3,125,563)	$(1,194,417)	$(2,939,593)	$100,454	$(1,906,468)	$38,513	$(2,015,349)	$(1,571,413)	$(224,507)	$(914,975)	$(645,378)	$(119,540)	$(134,284)	$720,208	$248,619	$(15,130,699)
Total collateral
received
(pledged)†##	$(1,141,123)	$—	$—	$—	$(2,453,386)	$(1,143,898)	$(2,939,593)	$100,454	$(1,906,468)	$—	$(2,015,349)	$(1,571,413)	$(224,507)	$(881,555)	$(645,378)	$(119,540)	$(110,933)	$720,208	$212,000
Net amount	$(35,362)	$(5,989)	$(264,532)	$—	$(672,177)	$(50,519)	$—	$—	$—	$38,513	$—	$—	$—	$(33,420)	$—	$—	$(23,351)	$—	$36,619
Controlled
collateral
received
(including TBA
commitments)**	$—	$—	$—	$—	$—	$—	$—	$110,000	$—	$—	$—	$—	$—	$—	$—	$—	$—	$760,000	$212,000	$1,082,000
Uncontrolled
collateral
received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral
(pledged)
(including TBA
commitments)**	$(1,141,123)	$—	$—	$(741,661)	$(2,453,386)	$(1,143,898)	$(2,982,814)	$—	$(1,961,591)	$—	$(2,164,974)	$(2,155,701)	$(282,899)	$(881,555)	$(658,498)	$(130,895)	$(110,933)	$—	$—	$(16,809,928)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts and centrally cleared swap contracts, which is not included in the table above, amounted to $317,854 and $4,430,839, respectively.

104 Master Intermediate Income Trust	Master Intermediate Income Trust 105

Note 10: New accounting pronouncements

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2020–04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020–04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. The discontinuation of LIBOR was subsequently extended to June 30, 2023.ASU 2020–04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management expects that the adoption of the guidance will not have a material impact on the fund’s financial statements.

106 Master Intermediate Income Trust

Shareholder meeting results (Unaudited)

April 22, 2022 annual meeting

At the meeting, a proposal to fix the number of Trustees at 11 was approved as follows:

Votes for	Votes against	Abstentions
27,651,550	694,338	704,669

At the meeting, each of the nominees for Trustees was elected as follows:

	Votes for	Votes withheld
Liaquat Ahamed	27,678,168	1,372,398
Ravi Akhoury†	27,547,768	1,502,798
Barbara M. Baumann	27,786,173	1,264,392
Katinka Domotorffy	27,623,699	1,426,866
Catharine Bond Hill	27,771,209	1,279,357
Paul L. Joskow†	27,575,909	1,474,657
Kenneth R. Leibler	27,789,851	1,260,715
Jennifer Williams Murphy††	27,806,388	1,244,177
Marie Pillai††	27,860,332	1,190,233
George Putnam, III	27,673,895	1,376,670
Robert L. Reynolds	27,768,636	1,281,930
Manoj P. Singh	27,572,309	1,478,257
Mona K. Sutphen	27,850,571	1,199,995

All tabulations are rounded to the nearest whole number.

† Mr. Akhoury and Dr. Joskow will each serve until his retirement on June 30, 2022.

†† Mses. Murphy and Pillai have been elected to your fund’s Board and will serve as Trustees beginning July 1, 2022.

Master Intermediate Income Trust 107

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Richard T. Kircher
Putnam Investment	Kenneth R. Leibler, Chair	Vice President and
Management, LLC	Liaquat Ahamed	BSA Compliance Officer
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Martin Lemaire
	Katinka Domotorffy	Vice President and
Investment Sub-Advisor	Catharine Bond Hill	Derivatives Risk Manager
Putnam Investments Limited	Paul L. Joskow
16 St James’s Street	George Putnam, III	Susan G. Malloy
London, England SW1A 1ER	Robert L. Reynolds	Vice President and
	Manoj P. Singh	Assistant Treasurer
Marketing Services	Mona K. Sutphen
Putnam Retail Management		Alan G. McCormack
Limited Partnership	Officers	Vice President and
100 Federal Street	Robert L. Reynolds	Derivatives Risk Manager
Boston, MA 02110	President
Denere P. Poulack
Custodian	James F. Clark	Assistant Vice President,
State Street Bank	Vice President, Chief Compliance	Assistant Clerk, and
and Trust Company	Officer, and Chief Risk Officer	Assistant Treasurer

Legal Counsel	Nancy E. Florek	Janet C. Smith
Ropes & Gray LLP	Vice President, Director of	Vice President,
	Proxy Voting and Corporate	Principal Financial Officer,
	Governance, Assistant Clerk,	Principal Accounting Officer,
	and Assistant Treasurer	and Assistant Treasurer

	Michael J. Higgins	Stephen J. Tate
	Vice President, Treasurer,	Vice President and
	and Clerk	Chief Legal Officer

	Jonathan S. Horwitz	Mark C. Trenchard
	Executive Vice President,	Vice President
Principal Executive Officer,
and Compliance Liaison

108 Master Intermediate Income Trust

Call 1-800-225-1581 Monday through Friday between 8:00 a.m. and 8:00 p.m. Eastern Time, or visit putnam.com anytime for up-to-date information about the fund’s NAV.

Item 2. Code of Ethics:

Not Applicable

Item 3. Audit Committee Financial Expert:

Not Applicable

Item 4. Principal Accountant Fees and Services:

Not Applicable

Item 5. Audit Committee

Not Applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

(a)(1) Portfolio Managers. Effective March 31, 2022, Robert Salvin was named a Portfolio Manager of the fund following the retirement of Paul D. Scanlon.

Portfolio Managers	Joined Fund	Employer	Positions Over Past Five Years

Robert Salvin	2022	Putnam Management 2000 – Present	Head of Corporate and Tax-exempt Credit Previously, Portfolio Manager

(a)(2) Other Accounts Managed by the Fund’s Portfolio Managers.

The following table shows the number and approximate assets of other investment accounts (or portions of investment accounts) that Robert Salvin managed as of March 31, 2022. Unless noted, none of the other accounts pays a fee based on the account’s performance.

Portfolio Leader or Member	Other SEC-registered open-end and closed-end funds		Other accounts that pool assets from more than one client		Other accounts (including separate accounts, managed account programs and single-sponsor defined contribution plan offerings)

Robert Salvin	16*	$5,752,000,000	10	$902,600,000	13	$2,227,100,000

*	1 accounts, with total assets of $163,800,000 pay an advisory fee based on account performance.

Potential conflicts of interest in managing multiple accounts. Like other investment professionals with multiple clients, the fund’s Portfolio Managers may face certain potential conflicts of interest in connection with managing both the fund and the other accounts listed under “Other Accounts Managed by the Fund’s Portfolio Managers” at the same time. The paragraphs below describe some of these potential conflicts, which Putnam Management believes are faced by investment professionals at most major financial firms. As described below, Putnam Management and the Trustees of the Putnam funds have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

•	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•	The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•	The trading of other accounts could be used to benefit higher-fee accounts (front-running).

•	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Putnam Management attempts to address these potential conflicts of interest relating to higher-fee accounts through various compliance policies that are generally intended to place all accounts, regardless of fee structure, on the same footing for investment management purposes. For example, under Putnam Management’s policies:

•	Performance fee accounts must be included in all standard trading and allocation procedures with all other accounts.

•	All accounts must be allocated to a specific category of account and trade in parallel with allocations of similar accounts based on the procedures generally applicable to all accounts in those groups (e.g., based on relative risk budgets of accounts).

•	All trading must be effected through Putnam’s trading desks and normal queues and procedures must be followed (i.e., no special treatment is permitted for performance fee accounts or higher-fee accounts based on account fee structure).

•	Front running is strictly prohibited.

•	The fund’s Portfolio Manager(s) may not be guaranteed or specifically allocated any portion of a performance fee.

As part of these policies, Putnam Management has also implemented trade oversight and review procedures in order to monitor whether particular accounts (including higher-fee accounts or performance fee accounts) are being favored over time.

Potential conflicts of interest may also arise when the Portfolio Manager(s) have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, Putnam Management’s investment professionals do not have the opportunity to invest in client accounts, other than the Putnam funds. However, in the ordinary course of business, Putnam Management or related persons may from time to time establish “pilot” or “incubator” funds for the purpose of testing proposed investment strategies and products prior to offering them to clients. These pilot accounts may be in the form of registered investment companies, private funds such as partnerships or separate accounts established by Putnam Management or an affiliate. Putnam Management or an affiliate supplies the funding for these accounts. Putnam employees, including the fund’s Portfolio Manager(s), may also invest in certain pilot accounts. Putnam Management, and to the extent applicable, the Portfolio Manager(s) will benefit from the favorable investment performance of those funds and accounts. Pilot funds and accounts may, and frequently do, invest in the same securities as the client accounts. Putnam Management’s policy is to treat pilot accounts in the same manner as client accounts for purposes of trading allocation – neither favoring nor disfavoring them except as is legally required. For example, pilot accounts are normally included in Putnam Management’s daily block trades to the same extent as client accounts (except that pilot accounts do not participate in initial public offerings).

A potential conflict of interest may arise when the fund and other accounts purchase or sell the same securities. On occasions when the Portfolio Manager(s) consider the purchase or sale of a security to be in the best interests of the fund as well as other accounts, Putnam Management’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the fund or another account if one account is favored over another in allocating the securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. Putnam Management’s trade allocation policies generally provide that each day’s transactions in securities that are purchased or sold by multiple accounts are, insofar as possible, averaged as to price and allocated between such accounts (including the fund) in a manner which in Putnam Management’s opinion is equitable to each account and in accordance with the amount being purchased or sold by each account. Certain exceptions exist for specialty, regional or sector accounts. Trade allocations are reviewed on a periodic basis as part of Putnam Management’s trade oversight procedures in an attempt to ensure fairness over time across accounts.

“Cross trades,” in which one Putnam account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay, or if such trades result in more attractive investments being allocated to higher-fee accounts. Putnam Management and the fund’s Trustees have adopted compliance procedures that provide that any transactions between the fund and another Putnam-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of the fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than the fund. Depending on another account’s objectives or other factors, the Portfolio Manager(s) may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to the fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by the Portfolio Manager(s) when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. As noted above, Putnam Management has implemented trade oversight and review procedures to monitor whether any account is systematically favored over time.

The fund’s Portfolio Manager(s) may also face other potential conflicts of interest in managing the fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the fund and other accounts.

(a)(3) Compensation of portfolio managers. Portfolio managers are evaluated and compensated across the group of specified products they manage, in part, based on their performance relative to peers or performance ahead of the applicable benchmark, depending on the product, based on a blend of 3-year and 5-year performance. In addition, evaluations take into account individual contributions and a subjective component.

Each portfolio manager is assigned an industry-competitive incentive compensation target consistent with this goal and evaluation framework. Actual incentive compensation may be higher or lower than the target, based on group, individual, and subjective performance, and may also reflect the performance of Putnam as a firm.

Incentive compensation includes a cash bonus and may also include grants of deferred cash, stock or options. In addition to incentive compensation, portfolio managers receive fixed annual salaries typically based on level of responsibility and experience.

For Putnam Managed Municipal Income Trust and Putnam Municipal Opportunities Trust, Putnam evaluates performance based on the fund’s peer ranking in the fund’s Lipper category. This peer ranking is based on pre-tax performance.

For Putnam Master Intermediate Income Trust and Putnam Premier Income Trust, Putnam evaluates performance based on the peer ranking of related products managed by Putnam Management with similar strategies in those products’ Lipper categories. This peer ranking is based on pre-tax performance.

One or more of the portfolio managers of Putnam Master Intermediate Income Trust and Putnam Premier Income Trust receive a portion of the performance fee payable by several private funds managed by Putnam (the “Private Funds”) in connection with their service as members of the Private Funds’ portfolio management team. See “Other Accounts Managed by the Fund’s Portfolio Managers — Potential conflicts of interest in managing multiple accounts” in (a)(2) above for information on how Putnam Management addresses potential conflicts of interest resulting from an individual’s management of more than one account.

(a)(4) Fund ownership. The following table shows the dollar ranges of shares of the fund owned by the professionals listed above at the end of the fund’s last two fiscal years, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

* : Assets in the fund

	Year	$0	$0-	$10,001-	$50,001-	$100,001-	$500,001-	$1,000,001
			$10,000	$50,000	$100,000	$500,000	$1,000,000	and over
Robert Salvin	2022+	*

+ Named Portfolio Manager effective March 31, 2022.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Registrant Purchase of Equity Securities

				Maximum
			Total Number	Number (or
			of Shares	Approximate
			Purchased	Dollar Value)
			as Part	of Shares
			of Publicly	that May Yet Be
	Total Number	Average	Announced	Purchased
	of Shares	Price Paid	Plans or	under the Plans
Period	Purchased	per Share	Programs*	or Programs**

October 1 - October 31, 2021	—	—	—	5,118,668
November 1 - November 30, 2021	—	—	—	5,118,668
December 1 - December 31, 2021	—	—	—	5,118,668
January 1 - January 31, 2022	—	—	—	5,118,668
February 1 - February 28, 2022	171,828	$3.56	171,828	4,946,840
March 1 - March 31, 2022	444,925	$3.50	444,925	4,501,915

*	In October 2005, the Board of Trustees of the Putnam Funds initiated the closed-end fund share repurchase program, which, as subsequently amended, authorized the fund to repurchase of up to 10% of its fund’s outstanding common shares over the two-years ending October 5, 2007. The Trustees have subsequently renewed the program on an annual basis. The program renewed by the Board in September 2020, which was in effect between October 1, 2020 and September 30, 2021, allowed the fund to repurchase up to 5,122,767 of its shares. The program renewed by the Board in September 2021, which is in effect between October 1, 2021 and September 30, 2022, allows the fund to repurchase up to 5,118,668 of its shares.

**	Information prior to October 1, 2021, is based on the total number of shares eligible for repurchase under the program, as amended through September 2020. Information from October 1, 2021 forward is based on the total number of shares eligible for repurchase under the program, as amended through September 2021.

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Master Intermediate Income Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: May 23, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: May 23, 2022

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: May 23, 2022